              As filed with Securities and Exchange Commission on

                               April 30, 1997
                                                       Registration No. 33-66864

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------
                                    FORM S-6

                       POST-EFFECTIVE AMENDMENT NO. 8
                        TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                -----------------
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                     NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)

                                -----------------
                                 MARIE C. SWIFT
                                    Counsel
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                   Copies to:
                                STEPHEN E. ROTH
                      Sutherland, Asbill & Brennan, L.L.P.
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                -----------------

It is proposed that this filing will become effective (check appropriate box)
  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on (May 1, 1997) pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

  Pursuant to Rule 24f-2, an indefinite amount of securities has been registered under the Securities Act of 1933. A Rule 24f-2 Notice was filed on February 25, 1997.

                                NEW ENGLAND LIFE
                               INSURANCE COMPANY

                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                   Issued by
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

  This prospectus describes individual Flexible Premium Adjustable Variable Survivorship Life Insurance Policies (the "Policies") offered by New England Life Insurance Company ("NELICO"), an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

  Each Policy provides premium flexibility together with two types of death benefit guarantees as long as the total amount of premiums paid with interest, less any partial surrenders with interest, equals certain minimum amounts and there is no policy loan. Insurance coverage is provided on the joint lives of two insureds. The death benefit is payable upon the death of the second to die.

  You may choose among four death benefit options, two of which provide a fixed death benefit equal to the Policy's face amount and two of which provide a variable death benefit which may vary daily with the net investment experience of one or more mutual fund portfolios. Under any of the death benefit options, the minimum death benefit guarantees will be available. The cash value of the Policy generally increases with the payment of each premium and varies daily with the investment experience of the mutual fund portfolios. There is no guaranteed minimum cash value for investments in the mutual fund portfolios.

  You may cancel the Policy during the "right to return the Policy" period. The part of the first net premium for the Policy that you direct to the mutual fund portfolios will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. Thereafter, the Policy's cash value will be invested according to your instructions.

  You may allocate premiums to one or more of the 16 investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account") or to NELICO's Fixed Account, after certain deductions have been made. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Loomis Sayles Balanced Series, the Alger Equity Growth Series, the Davis Venture Value Series and the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund (the "Zenith Fund"); the Equity-Income Portfolio, Overseas Portfolio and High Income Portfolio of the Variable Insurance Products Fund ("VIP Fund"); and the Asset Manager Portfolio of the Variable Insurance Products Fund II ("VIP Fund II").

  SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE OUT OF THE FIXED ACCOUNT.
  -------------------------------------------------------------------------

  It may not be advantageous to replace existing insurance with the Policy described in this prospectus. (See "Charges and Expenses".)

-----------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS PROSPECTUS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


  SHARES OF THE ZENITH FUND, THE VIP FUND AND THE VIP FUND II, AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


                                  MAY 1, 1997

                               TABLE OF CONTENTS




GLOSSARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A-4
INTRODUCTION TO THE POLICIES . . . . . . . . . . . . . . . . . . . . .     A-7
 The Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A-7
 Availability of the Policy  . . . . . . . . . . . . . . . . . . . . .     A-9
 Policy Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . .     A-9
 How the Policy Works  . . . . . . . . . . . . . . . . . . . . . . . .    A-11
 Receipt of Communications and Payments at NELICO's Home Office  . . .    A-12
 NELICO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-12
POLICY VALUES AND BENEFITS . . . . . . . . . . . . . . . . . . . . . .    A-13
 Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-13
 Minimum Guaranteed Death Benefit  . . . . . . . . . . . . . . . . . .    A-14
 Adjustments to the Death Proceeds Payable . . . . . . . . . . . . . .    A-15
 Change in Death Benefit Option  . . . . . . . . . . . . . . . . . . .    A-15
 Extending the Maturity Date . . . . . . . . . . . . . . . . . . . . .    A-16
 Cash Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-16
 Net Investment Experience . . . . . . . . . . . . . . . . . . . . . .    A-16
 Allocation of Net Premiums  . . . . . . . . . . . . . . . . . . . . .    A-17
 Amount Provided for Investment under the Policy . . . . . . . . . . .    A-17
 Right to Return the Policy  . . . . . . . . . . . . . . . . . . . . .    A-18
CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .    A-18
 Deductions from Premiums  . . . . . . . . . . . . . . . . . . . . . .    A-18
 Surrender Charge  . . . . . . . . . . . . . . . . . . . . . . . . . .    A-19
 Monthly Deduction from Cash Value . . . . . . . . . . . . . . . . . .    A-21
 Charges Against the Eligible Funds and the Sub-Accounts of the
  Variable Account . . . . . . . . . . . . . . . . . . . . . . . . . .    A-22
 Group or Sponsored Arrangements . . . . . . . . . . . . . . . . . . .    A-23
PREMIUMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-24
 Flexible Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .    A-24
 Lapse and Reinstatement . . . . . . . . . . . . . . . . . . . . . . .    A-25
OTHER POLICY FEATURES  . . . . . . . . . . . . . . . . . . . . . . . .    A-26
 Loan Provision  . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-26
 Surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-27
 Partial Surrender . . . . . . . . . . . . . . . . . . . . . . . . . .    A-28
 Reduction in Face Amount  . . . . . . . . . . . . . . . . . . . . . .    A-28
 Investment Options  . . . . . . . . . . . . . . . . . . . . . . . . .    A-29
 Transfer Option . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-29
 Payment of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . .    A-30
 Exchange of Policy During First 24 Months . . . . . . . . . . . . . .    A-30
 Policy Split Rider  . . . . . . . . . . . . . . . . . . . . . . . . .    A-31
 Payment Options . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-31
 Additional Benefits by Rider  . . . . . . . . . . . . . . . . . . . .    A-32
 Policy Owner and Beneficiary  . . . . . . . . . . . . . . . . . . . .    A-32
THE VARIABLE ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . .    A-33
 Investments of the Variable Account . . . . . . . . . . . . . . . . .    A-33
 Investment Management . . . . . . . . . . . . . . . . . . . . . . . .    A-37
THE FIXED ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . .    A-38
 General Description . . . . . . . . . . . . . . . . . . . . . . . . .    A-38
 Values and Benefits . . . . . . . . . . . . . . . . . . . . . . . . .    A-38
 Policy Transactions . . . . . . . . . . . . . . . . . . . . . . . . .    A-39
NELICO'S DISTRIBUTION AGREEMENT  . . . . . . . . . . . . . . . . . . .    A-39
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY . . . . . . . . . . .    A-40
 Notification of First Death . . . . . . . . . . . . . . . . . . . . .    A-40

 Misstatement of Age or Sex  . . . . . . . . . . . . . . . . . . . . .    A-40
 Suicide . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-41
TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    A-41
 Policy Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-41
 Charge for NELICO's Income Taxes  . . . . . . . . . . . . . . . . . .    A-45
MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-46
VOTING RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-49
RIGHTS RESERVED BY NELICO  . . . . . . . . . . . . . . . . . . . . . .    A-49
TOLL-FREE NUMBERS  . . . . . . . . . . . . . . . . . . . . . . . . . .    A-50
REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-50
ADVERTISING PRACTICES  . . . . . . . . . . . . . . . . . . . . . . . .    A-50
LEGAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-51
REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . .    A-51
EXPERTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-51
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH
 VALUES AND ACCUMULATED SCHEDULED PREMIUMS . . . . . . . . . . . . . .    A-52
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION  . . . . . . . . . . . .    A-60
APPENDIX C: LONG TERM MARKET TRENDS  . . . . . . . . . . . . . . . . .    A-79
APPENDIX D: USES OF SURVIVORSHIP LIFE INSURANCE  . . . . . . . . . . .    A-82
APPENDIX E: TAX INFORMATION  . . . . . . . . . . . . . . . . . . . . .    A-83
APPENDIX F: ENHANCED DEATH BENEFIT LIMITATIONS . . . . . . . . . . . .    A-84
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .     F-1

                                    GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AGE. For purposes of this prospectus, the age of an insured refers to the insured's age at his or her nearest birthday.

  BENCHMARK PREMIUM. The Benchmark Premium is used to determine the amount of Deferred Sales Charge that may apply in the event of a surrender, partial surrender, lapse or face amount reduction. It is the level premium necessary to keep a level death benefit Policy, without riders, in-force until age 80 of the younger insured (or 20 years after issue, if later, but not later than the Maturity Date) based on certain assumptions. (See "Surrender Charge".)

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in NELICO's general account as a result of the loan. (See "Cash Value".)

  COST OF INSURANCE CHARGE. This charge for providing insurance protection is deducted on the Policy Date and on the first day of each policy month. The cost of insurance for a policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. (See "Monthly Deduction from Cash Value".)

  DEATH BENEFIT OPTION A. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value, multiplied by an enhancement factor. (See "Death Benefit".)

  DEATH BENEFIT OPTION B. Death Benefit equals the greater of (i) the face amount of the Policy plus the Policy's cash value and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value, multiplied by an enhancement factor. (See "Death Benefit".)

  DEATH BENEFIT OPTION C. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value. (See "Death Benefit".)

  DEATH BENEFIT OPTION D. Death Benefit equals the greater of (i) the face amount of the Policy plus the Policy's cash value and (ii) a percentage, determined in accordance with federal income tax laws, of the Policy's cash value. (See "Death Benefit".)

  ELIGIBLE FUNDS. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Loomis Sayles Balanced Series, the Alger Equity Growth Series, the Davis Venture Value Series and the Morgan Stanley International Magnum Equity Series of the Zenith Fund; the Equity-Income Portfolio, Overseas Portfolio and the High Income Portfolio of the VIP Fund; and the Asset Manager Portfolio of VIP Fund II. (See "The Variable Account".)

  EXCESS POLICY LOAN. The situation when policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge. (See "Loan Provision".)

  FIXED ACCOUNT. The Fixed Account is a part of NELICO's general account to which net premiums may be allocated and which provides guarantees of principal and interest. (See "The Fixed Account".)

  GUARANTEED DEATH BENEFIT 1 FUND. The Guaranteed Death Benefit 1 Fund is a measurement used to determine if the Minimum Guaranteed Death Benefit 1 is in effect. This Fund assumes the Guaranteed Death Benefit 1 Premium that appears in the Policy is paid on the first day of each Policy year. The Fund equals the value of those premiums accumulated at 4% per year. The Fund values shown in your Policy are for the end of each Policy year. (See "Minimum Guaranteed Death Benefit".)

  GUARANTEED DEATH BENEFIT 2 FUND. The Guaranteed Death Benefit 2 Fund is a measurement used to determine if the Minimum Guaranteed Death Benefit 2 is in effect. This Fund assumes the Guaranteed Death Benefit 2 Premium that appears in the Policy is paid on the first day of each Policy year. The Fund equals the value of those premiums accumulated at 4% per year. The Fund values shown in your Policy are for the end of each Policy year. (See "Minimum Guaranteed Death Benefit".)

  INVESTMENT START DATE. This is the latest of the date NELICO receives a premium payment for the Policy, the date each of the insureds has signed his/her
Part II of the Policy application and the Policy Date and is the date when an amount is first provided for investment under the Policy. (See "Amount Provided for Investment under the Policy".)

  MATURITY DATE. The Policy anniversary on which the younger insured is (or would have been) age 100, unless the extended maturity option has been added to the Policy. (See "Extending the Maturity Date".)

  MINIMUM PREMIUM. The Minimum Premium is that amount which, if timely paid (and if you have not made a partial surrender, loan or face amount reduction or reinstated the Policy), guarantees that the Policy will not lapse during the first three Policy years even if the Policy's net cash value is insufficient to pay the Monthly Deduction in any month. The three-year Minimum Premium is based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the current level of Policy charges and any rider benefits selected. Certain Policy transactions will terminate this guarantee. (See "Premiums".)

  MINIMUM GUARANTEED DEATH BENEFIT 1. The Policy will not lapse, regardless of whether the net cash value is sufficient to pay a Monthly Deduction, if (at the time of the Monthly Deduction) premiums paid, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less partial surrenders, accumulated at a 4% rate per year, is at least equal to the Guaranteed Death Benefit 1 Fund and there is no outstanding Policy loan. Generally, NELICO determines whether this benefit is in effect on the first day of each Policy month. Certain Policy transactions can terminate this guarantee. (See "Minimum Guaranteed Death Benefit".)

  MINIMUM GUARANTEED DEATH BENEFIT 2. The Policy will not lapse, regardless of whether the net cash value is sufficient to pay a Monthly Deduction, if (at the time of the Monthly Deduction prior to the later of: the date when the younger insured attains age 80, or would have attained age 80 if that person died before reaching age 80, and 20 years from the Policy Date, but no later than the Maturity Date of the Policy) premiums paid, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less partial surrenders, accumulated at a 4% rate per year, is at least equal to the Guaranteed Death Benefit 2 Fund and there is no outstanding Policy loan. Generally, NELICO determines whether this benefit is in effect on the first day of each Policy month. Certain Policy transactions can terminate this guarantee. (See "Minimum Guaranteed Death Benefit".)

  MONTHLY DEDUCTION. The Monthly Deduction is the amount of charges deducted from the Policy's cash value each month and includes the monthly cost of insurance, the monthly cost of any benefits provided by riders, the monthly policy fee, the monthly administrative charge and the monthly minimum death benefit guarantee charge. (See "Monthly Deduction from Cash Value".)

  MORTALITY AND EXPENSE RISK CHARGE. This charge is made daily from the value of each sub-account's assets that come from the Policies. The charge is at an annual rate of .90% of the sub-accounts' assets. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than estimated. The expense risk NELICO assumes is that the costs of issuing and administering Policies may be more than estimated. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  NET CASH VALUE. The amount you may obtain upon surrender of the Policy and which is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding policy loan and accrued interest. (See "Cash Value".)

  NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period. (See "Net Investment Experience".)

  PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose in an effort to meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are referred to in the Policy as unscheduled payments and can be paid at any time, subject to certain limits. (See "Premiums".)

  PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment. (See "Premiums".)

  POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her
Part II of the application and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. (See "Amount Provided for Investment under the Policy".)

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

  This prospectus describes Policies under which net premiums are allocated to the Variable Account. If the Fixed Account is available in your state, you may choose to allocate or transfer all or part of your funds to that account. NELICO provides guarantees of principal and interest with respect to the Fixed Account which is part of NELICO's general account. Amounts in the Fixed Account are backed by NELICO's general account, rather than the Variable Account. For a description of the Fixed Account, see "The Fixed Account" which appears later in this prospectus.

THE POLICIES

  The individual Flexible Premium Adjustable Variable Survivorship Life Insurance Policies offered by this prospectus are designed to provide lifetime insurance coverage for two insureds payable upon the death of the second to die. They are not offered primarily as an investment.

  The following is a brief listing of the basic features of the Policy. These and other features of the Policy are explained in detail throughout the prospectus. You should be sure to read the prospectus for more complete information.

  -- You may choose to make premium payments under the Policy based on a schedule you determine, subject to certain limits. NELICO can limit or prohibit unscheduled payments in certain situations, including cases where an insured is in a substandard risk class. (See "Premiums".)

  -- Net premiums are invested according to your instructions in the Fixed
     Account or, after an initial period in the Zenith Money Market Sub-Account, in one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios. (See "Allocation of Net Premiums" and "Investment Options".)

  -- The mutual fund portfolios available to you under the Policy include several common stock funds, including a fund which invests primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  -- If the Fixed Account is available in your state, you may also allocate funds to that account. NELICO provides guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE
                             -----------------------------------------------
     FROM THE FIXED ACCOUNT. NELICO also reserves the right to restrict
     -----------------------
     transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  -- The cash value of the Policy will vary daily based on, among other things, the net investment experience of the sub-accounts to which amounts have been allocated and the amount of interest credited to any of the Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  -- The portion of the cash value which you invest in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  -- You may choose among four forms of death benefit options under the Policy.
     The two level options provide a death benefit equal to the Policy's face amount. The two variable options provide a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of the sub-accounts to which amounts have been allocated and the rate of interest credited on any cash value in the Fixed Account. Under any of these options the death benefit could be increased to satisfy tax law requirements if the cash value reaches certain levels. One of the level and one of the variable options provide for an enhanced increase. (See "Death Benefit".)

  -- Regardless of investment experience, each form of death benefit is guaranteed never to be less than the Policy's face amount, as long as the total amount of premiums paid, with interest, less any partial surrenders, with interest, at least equals certain minimum amounts and there is no outstanding Policy loan. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

  -- You may change your allocation of future net premiums at any time. (See
     "Allocation of Net Premiums" and "Investment Options".)

  -- After the "right to return the Policy" period, you may transfer portions of the Policy's cash value among the sub-accounts and, generally, to the Fixed Account up to four times per policy year (twelve times per policy year for Policies issued in New York) without NELICO's consent. NELICO currently allows 12 transfers per policy year in all states. Transfers and allocations involving the Fixed Account are subject to certain limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  -- A loan privilege is available under the Policy. A partial surrender feature is also available. (See "Loan Provision" and "Partial Surrender".)

  -- Death benefits paid to the beneficiary under the Policy are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  -- Loans, assignments and other pre-death distributions under the Policy may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change in the terms or benefits of the Policy cause it to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  -- If the Policy is not a modified endowment contract, NELICO believes that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With certain exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed the investment in the Policy. (See "Tax Considerations".)

  -- You have an opportunity during the "right to return the Policy" period to return the Policy for a refund. (See "Right to Return the Policy".)

  -- Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a comparable fixed-benefit survivorship life insurance policy issued by NELICO or an affiliate on the joint lives of the insureds. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

  In many respects the Policies are similar to fixed-benefit survivorship universal life insurance. Like survivorship universal life insurance, the Policies provide for a death benefit upon the death of the second insured, flexible premiums, a cash value, and loan privileges.

  The Policies are different from fixed-benefit survivorship universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts of the Variable Account.

  The variable life insurance policies offered by NELICO are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on NELICO's assumption of an actuarially calculated risk.

  -- If the net cash value is not sufficient to pay a Monthly Deduction the Policy may lapse with no value unless additional premiums are paid. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

  -- Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability under current law.

  -- Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Survivorship Life Insurance".

AVAILABILITY OF THE POLICY

  Generally, a Policy may be issued on the lives of Insureds from the age of 20 to 85, and, if NELICO consents, to older or younger insureds. All persons must meet NELICO's underwriting and other criteria for issuance. The minimum face amount available is $100,000 unless NELICO consents to a lower amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with NELICO's consent.

POLICY CHARGES

  PREMIUM-BASED CHARGES. NELICO deducts the following charges from premiums:

  -- A sales charge of 9%. NELICO currently intends to waive this charge on premiums paid after the first 15 policy years (17 policy years, for Policies issued in Pennsylvania);

  -- A state premium tax charge of 2.5%;

  -- A charge for federal taxes of 1%.

  SURRENDER CHARGE. The Surrender Charge includes:

  -- A deferred administrative charge. This charge applies to a lapse, surrender, reduction in face amount or partial surrender that reduces the face amount during Policy years one through fourteen. This charge is $4.00 per $1,000 of face amount for the first five Policy years, and then reduces monthly until it reaches $2.00 at the end of the tenth Policy year and 0 at the end of the 14th Policy year. The charge may be less if the average of the issue ages is greater than 60.

  -- A deferred sales charge. This charge applies to a lapse, surrender, reduction in face amount or partial surrender that reduces the face amount during Policy years one through fourteen. The maximum Deferred Sales Charge is imposed for Policies which cover insureds whose average issue age is 60 or less at issue, if you lapse or surrender the Policy, or reduce its face amount, in Policy years three through five. The maximum Deferred Sales Charge in those years equals 41% of one Benchmark Premium plus 41% of a second Benchmark Premium and 8% of a third Benchmark Premium. In no event will the Deferred Sales Charge be more than $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year. If you lapse or surrender the Policy, reduce its face amount, or make a partial surrender that reduces the face amount in the first two Policy years, the maximum Deferred Sales Charge will be 21% of one Benchmark Premium.

  The Surrender Charge is deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  MONTHLY DEDUCTION FROM CASH VALUE. NELICO deducts certain charges from the cash value:

  -- Monthly charge for the cost of insurance and for any benefits provided by rider;

  -- Monthly administrative charge, currently equal to $0.12 per $1,000 of face amount for the first Policy year and $0.06 per $1,000 thereafter (guaranteed not to exceed $0.16 per $1,000 of face amount in the first Policy year and $0.10 per $1,000 thereafter). Currently, NELICO intends to implement a limit on the monthly administrative charge deducted under a Policy of $240 per month after Policy year one;

  -- Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

  -- Monthly policy fee, currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

  CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

  -- Daily charge against the sub-account assets for NELICO's mortality and expense risk, equal to an annual rate of .90%;

  -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

  See "Charges and Expenses".

HOW THE POLICY WORKS

-----------------------------------------------------------------------------

PREMIUM PAYMENTS

 . Flexible

 . Planned premium options

  -Minimum premium (in first three Policy years)

  -Guaranteed Death Benefit 2 Premium (to age 80)

  -Guaranteed Death Benefit 1 Premium (to age 100)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

CHARGES FROM PREMIUM PAYMENTS

 . Sales Load: 9.00%. NELICO intends to waive after 15 policy yrs. (17 policy years in PA)

 . State Premium Tax Charge: 2.5%

 . Charge for Federal Taxes: 1%

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

LOANS

 . After the free look period, you may borrow a portion of your cash value

 . Loan interest charge is 5.5%. Loaned funds are transferred out of the

  Eligible Funds into the General Account where they are credited with not less than 4.0% interest

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

RETIREMENT BENEFITS

 . Fixed settlement options are available for policy proceeds

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

CASH VALUES

 . Net premium payments invested in your choice of Eligible Fund investments

  (after an initial period in the Zenith Money Market Sub-Account) or the

  Fixed Account

 . The cash value reflects investment experience, interest, premium payments,

  policy charges and any distributions from the Policy

 . The cash value invested in mutual funds is not guaranteed

 . Any earnings are accumulated free of any current income taxes

 . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account)

  up to 12 times per policy year, after the free look period.

  Transfers from the Fixed Account are limited as to timing, frequency and amount

 . Your cash value may be allocated among a maximum of nine accounts at any one time

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

DEATH BENEFIT

 . Paid upon the 2nd death

 . Level or Variable Death Benefit Options

 . Guaranteed not to be less than initial face amount if Death Benefit

  Guarantee is in effect

 . Income tax free to named beneficiary

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

DAILY DEDUCTIONS FROM ASSETS

 . Mortality and expense risk charges of .90% on an annual basis are deducted from the cash value daily

 . Investment advisory fees and other expenses are deducted from the Eligible

  Fund values daily

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

BEGINNING OF MONTH CHARGES

 . The cost of insurance protection (reflecting any substandard risk rating)

  is deducted from the cash value each month

 . Any Rider Charges

 . Policy Fee: $5.00 (not to exceed $7.50) per month

 . Minimum Death Benefit Guarantee Charge: $.01 per $1000 face amount monthly

 . Administrative Charge: $.12 (guaranteed not to exceed $.16) per $1000 face amount monthly (first year) and $.06 (guaranteed not to exceed $.10) per

  $1000 face amount monthly (after first year)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------



SURRENDER CHARGES

 . Consist of Deferred Sales Charge and Deferred Administrative Charge (see

  page A-19)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

LIVING BENEFITS

 . If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, company will provide specified premium amounts or waive monthly charges, depending on the option selected,

  during the period of disability up to certain limits.

 . Policy may be surrendered at any time for its cash surrender value

 . Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender

 . Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

 . Subject to NELICO's rules, a lapsed Policy may be reinstated within seven years of date of lapse if it has not been surrendered

------------------------------------------------------------------------------

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

  NELICO will treat your request for a Policy transaction, or your submission of a payment, as received at the Home Office if it is received there before the close of regular trading on the New York Stock Exchange on that day. If it is received after that time, or if the New York Stock Exchange is not open that day, then it will be treated as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Before August 30, 1996, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). Effective August 30, 1996, The New England merged into MetLife, a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. With the merger, The New England's separate corporate existence ended, and MetLife became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.



          ---------------------------------------------------------------------

                                         NELICO

          ---------------------------------------------------------------------

          (Insurance company subsidiary of MetLife)



          Charges are deducted.



          Net premiums and net unscheduled payments are allocated to the

          Policy Owner's choice of sub-accounts in the Variable Account or to the Fixed Account.











                          --------------------------------------------------------------------------------------------------

 Premiums                                                              VARIABLE ACCOUNT

   and                    --------------------------------------------------------------------------------------------------

Unscheduled

 Payments                 Zenith    Zenith    Zenith    Zenith    Zenith    Zenith    Zenith    Zenith    Zenith    Zenith

                  Fixed   Capital   Bond      Money     Man-      Stock     Growth    Avanti    Small     Bal-      Equity

                 Account  Growth    Income    Market    aged      Index     and       Growth    Cap       anced     Growth

                          Sub-      Sub-      Sub-      Sub-      Sub-      Income    Sub-      Sub-      Sub-      Sub-

                          Account   Account   Account   Account   Account   Sub-      Account   Account   Account   Account

                                                                            Account

                          --------------------------------------------------------------------------------------------------


                          --------------------------------------------------------------------------------------------------

                                                                       VARIABLE ACCOUNT

                          --------------------------------------------------------------------------------------------------


                          Zenith    Zenith     Equity-   Over-     High      Asset

                          Venture   Inter-     Income    seas      Income    Man-

                          Value     national   Sub-      Sub-      Sub-      ager

                          Sub-      Magnum     Account   Account   Account   Sub-

                          Account   Equity                                   Account

                                    Sub-

                                    Account

                          --------------------------------------------------------------------------------------------------




  Sub-accounts buy

  shares of the

  Eligible Funds.





  --------------------------------------------------------------------------------------------------------------------------

                                            NEW ENGLAND ZENITH FUND

  --------------------------------------------------------------------------------------------------------------------------


  Capital   Back Bay   Back Bay   Back Bay   Westpeak   Westpeak   Loomis   Loomis   Loomis   Alger    Davis     Morgan

  Growth    Advisors   Advisors   Advisors   Stock      Growth     Sayles   Sayles   Sayles   Equity   Venture   Stanley

  Series    Bond       Money      Managed    Index      and        Avanti   Small    Bal-     Growth   Value     Inter-

            Income     Market     Series     Series     Income     Growth   Cap      anced    Series   Series    national

            Series     Series                           Series     Series   Series   Series                      Magnum

                                                                                                                 Equity

                                                                                                                 Series

  --------------------------------------------------------------------------------------------------------------------------


  --------------------------------------------

                                      VIP

                                      FUND

             VIP FUND                 II

  --------------------------------------------


   Equity     Overseas    High        Asset

   Income     Portfolio   Income      Manager

   Portfolio              Portfolio   Portfolio

  --------------------------------------------------------------------------------------------------------------------------






          Eligible Funds buy portfolio investments to support values and benefits of the Policies.

                           POLICY VALUES AND BENEFITS

DEATH BENEFIT

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you may choose among four death benefit options. The death benefit is payable to the beneficiary upon the death of the second insured to die.

  The Option A (Enhanced with Face Amount) death benefit provides a death benefit equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code on an enhanced basis, as described below.

  The Option B (Enhanced with Face Amount Plus Cash Value) death benefit provides a death benefit equal to the face amount of the Policy plus the amount, if any, of the Policy's cash value. The Option B death benefit is also subject to increases required by the Internal Revenue Code on an enhanced basis, as described below. In general, the Option B death benefit does not significantly exceed the Option D death benefit.

  The Option C (Face Amount) death benefit provides a death benefit equal to the face amount of the Policy. The Option C death benefit, like the Option A death benefit, is fixed, subject to increases required by the Internal Revenue Code. In the case of the Option C death benefit, these increases are not enhanced.

  The Option D (Face Amount Plus Cash Value) death benefit provides a death benefit equal to the face amount of the Policy plus the amount, if any, of the Policy's cash value. The Option D death benefit is also subject to increases required by the Internal Revenue Code but, unlike the Option B death benefit, these increases are not enhanced.

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value as set forth in Table I below. This means that, if the cash value grows to certain levels, the death benefit will be increased to satisfy the tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

                                    TABLE I



     AGE OF YOUNGER                         AGE OF YOUNGER
   INSURED AT START OF   PERCENTAGE OF    INSURED AT START OF   PERCENTAGE OF
     THE POLICY YEAR       CASH VALUE       THE POLICY YEAR      CASH VALUE
   -------------------   -------------    -------------------   -------------
      20 through 40           250                 61                 128
           41                 243                 62                 126
           42                 236                 63                 124
           43                 229                 64                 122
           44                 222                 65                 120
           45                 215                 66                 119
           46                 209                 67                 118
           47                 203                 68                 117
           48                 197                 69                 116
           49                 191                 70                 115
           50                 185                 71                 113
           51                 178                 72                 111
           52                 171                 73                 109
           53                 164                 74                 107
           54                 157            75 through 90           105
           55                 150                 91                 104
           56                 146                 92                 103
           57                 142                 93                 102
           58                 138            94 through 99           101
           59                 134                 100                100
           60                 130

  In the case of Option A or Option B, the death benefit will be a maximum of
1.45 times the amount required to satisfy tax law requirements, until age 91 of the younger insured, resulting in a higher death benefit than required by law. After age 91 of the younger insured, the maximum enhancement factor of 1.45 is reduced by .05 each year for nine years, at which time the factor is 1.00. The enhanced death benefit is subject to certain limits that depend in part on the tabular cash value, set forth in Appendix F, but will never be less than the amount required to satisfy tax law requirements. Tabular cash value is a hypothetical value that uses the Guaranteed Death Benefit 1 Premium (as shown in the Policy), maximum guaranteed charges and a 4% interest rate. See Appendix F.

MINIMUM GUARANTEED DEATH BENEFIT

  The Policy provides two Minimum Guaranteed Death Benefits. If either Minimum Guaranteed Death Benefit is in effect, as determined on the first day of each Policy month, the Policy will not lapse even if the net cash value is insufficient to cover the Monthly Deduction due for that month. If the death of the second insured occurs while either Minimum Guaranteed Death Benefit is in effect, the death benefit will be adjusted as described below before the proceeds are paid. The minimum premiums necessary to maintain either Minimum Guaranteed Death Benefit in effect under your Policy are shown in your Policy and also appear in your personalized illustration. See Appendix A.

  MINIMUM GUARANTEED DEATH BENEFIT 1. NELICO will determine if Minimum Guaranteed Death Benefit 1 is in effect on the first day of each Policy month the Policy is in force, until the Maturity Date. This Benefit is in effect at the end of a Policy year if (1) the total of all premiums paid under the Policy for each completed Policy year, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less any partial surrender under the Policy in each completed Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to (2) the Guaranteed Death Benefit 1 Fund, and there is no outstanding Policy loan. For these purposes, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.

  During a Policy year, the amount of premiums paid in (1) above will include premiums paid less partial surrenders in the current Policy year, and the amount in (2) above will be calculated as the Minimum Guaranteed Death Benefit 1 Fund amount shown in your Policy for the prior Policy year end plus 1/12 of the Guaranteed Death Benefit 1 Premium for each Policy month of the current Policy year up to and including the current Policy month.

  The Guaranteed Death Benefit 1 Fund assumes that the Guaranteed Death Benefit 1 Premium, that appears in your Policy, is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  If the Guaranteed Minimum Death Benefit 1 is lost due to insufficient premium payments, it is unlikely because of Federal tax law limitations that you will be permitted to pay sufficient premiums in future years to regain the guarantee. Federal tax law limitations also may prevent the payment of sufficient premiums to maintain the Minimum Guaranteed Death Benefit 1 following: certain reductions in face amount, including certain partial surrenders that reduce the face amount, reduction or deletion of a rider benefit, or improvement in your Policy's rating classification (see "Reduction in Face Amount").

  Under Policies issued in New York, the Minimum Guaranteed Death Benefit 1 is referred to as the "No Lapse Guarantee Benefit 1", the Minimum Guaranteed Death Benefit 1 Fund is referred to as the "No Lapse Guarantee Benefit 1 Fund", and the Minimum Guaranteed Death Benefit 1 Premium is referred to as the "No Lapse Guarantee Benefit 1 Premium".

  MINIMUM GUARANTEED DEATH BENEFIT 2. NELICO will determine if Minimum Guaranteed Death Benefit 2 is in effect on the first day of each Policy month the Policy is in force, until the later of: the date the younger insured attains age 80 (or would have attained age 80, if that person died before reaching age
80), or 20 years from the Policy Date, but no later than the Maturity Date of the Policy. This Benefit is in effect at the end of a Policy year if (1) the total of all premiums paid under the Policy for each completed Policy year, accumulated at a 4% rate as if they were paid on the first day of each Policy year, less any partial surrender under the Policy in each completed Policy year, accumulated at a 4% rate from the date of surrender, is at least equal to (2) the Guaranteed Death Benefit 2 Fund, and there is no outstanding Policy loan. For these purposes, premiums paid within 20 days prior to a Policy anniversary are treated as if paid in the next Policy year.

  During a Policy year, the amount of premiums paid in (1) above will include premiums paid less partial surrenders in the current Policy year, and the amount in (2) above will be calculated as the Minimum Guaranteed Death Benefit 2 Fund amount shown in your Policy for the prior Policy year end plus 1/12 of the Guaranteed Death Benefit 2 Premium for each Policy month of the current Policy year up to and including the current Policy month.

  The Guaranteed Death Benefit 2 Fund assumes that the Guaranteed Death Benefit 2 Premium, that appears in your Policy, is paid on the first day of each Policy year and accumulates at a 4% rate per year.

  If the Guaranteed Minimum Death Benefit 2 is lost due to insufficient premium payments, it may be possible to regain the guarantee in future years. Federal tax law limitations may prevent the payment of sufficient premiums to maintain the Minimum Guaranteed Death Benefit 2 following: certain reductions in face amount, including certain partial surrenders that reduce the face amount, reduction or deletion of a rider benefit, or improvement in your Policy's rating classification (see "Reduction in Face Amount").

  Under Policies issued in New York, the Minimum Guaranteed Death Benefit 2 is referred to as the "No Lapse Guarantee Benefit 2", the Minimum Guaranteed Death Benefit 2 Fund is referred to as the "No Lapse Guarantee Benefit 2 Fund", and the Minimum Guaranteed Death Benefit 2 Premium is referred to as the "No Lapse Guarantee Benefit 2 Premium".

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The death proceeds actually paid to the beneficiary are equal to the death benefit in effect on the date of the second insured's death reduced by any outstanding loan and accrued loan interest as of that date and by the portion of any unpaid Monthly Deduction for the period prior to that date. The death proceeds will be increased by any rider benefits payable and by any portion of a Monthly Deduction made for a period beyond the date of the second insured's death.

  The death proceeds may also be adjusted if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (or less if provided by state law) from the Policy's date of issue, or if limits on the death benefit are imposed by rider. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

  At any time after the first Policy year, before or after the death of the first insured, you may change your death benefit option by sending your written request for change to NELICO's Home Office. The request will be effective on the first day of the Policy month on or after it is received. A change in death benefit option may result in tax consequences to you. (See "Tax Considerations".)

  If you change from Option A or C (face amount options) to Option B or D (face amount plus cash value options), the Policy's face amount will be reduced by the amount necessary for the death benefit to be the same immediately before and after the change. A face amount reduction below $100,000 is permitted only with NELICO's consent. Any rider benefits under the Policy may also have to be decreased. In some circumstances a partial surrender of cash value may be necessary in order to comply with Federal tax law limits on the amount of premiums that can be paid into the Policy. No Surrender Charge will be assessed in that situation.

  If you change from Option B or D (face amount plus cash value options) to Option A or C (face amount options), the Policy's face amount may be increased, if necessary, for the death benefit to be the same immediately before and after the change.

  If you change from Option A or B (enhanced) to Option C or D, the Policy's death benefit amount in most cases will be reduced, if the Internal Revenue Code increases are in effect, or will remain the same, if they are not in effect.

  Changes from Option C or D to Option A or B (enhanced) are subject to underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase as a result of the change.

EXTENDING THE MATURITY DATE

  Subject to state availability, you may extend the original maturity of your Policy by adding an extended maturity endorsement to the Policy at issue, or any time thereafter prior to the death of the younger insured or the policy anniversary on which the younger insured is age 100, whichever is earlier. If the extended maturity endorsement is added to the Policy, the Policy will not mature until the date of the younger insured's death (the "Extended Maturity Date"). In addition, on and after the original Maturity Date, the death benefit will equal the greater of the cash value on the original Maturity Date and the Minimum Guaranteed Death Benefit, if the Minimum Guaranteed Death Benefit is in effect on the original Maturity Date; otherwise, the death benefit on and after the original Maturity Date will equal the cash value on the original Maturity Date. No cost of insurance charges will be deducted after the original Maturity Date. All riders attached to the Policy and in effect on the original Maturity Date, other than the extended maturity endorsement, will terminate on the original Maturity Date.

  The tax consequences associated with extending the Maturity Date beyond age 100 are unclear and a tax advisor should be consulted before effecting such an extension. For more information about the extended maturity option, contact your agent or NELICO.

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account, in the Fixed Account and, if you have an outstanding policy loan, in NELICO's general account as a result of the loan. The cash value reflects premium payments, the net investment experience of the Policy's sub-accounts, interest credited on its cash value in the Fixed Account and on amounts held in the general account as a result of a loan, the death benefit option chosen, amounts deducted for Policy charges (including Monthly Deductions, any Surrender Charge that applies if you reduce the Policy's face amount or make a partial surrender and any due and unpaid interest on Policy loans), amounts surrendered and transfers among the Policy's sub-accounts and the Fixed Account.

  Your Policy's net cash value is the amount you will receive if you surrender the Policy. The net cash value is the cash value reduced by any outstanding policy loan (and accrued interest) and by any applicable Surrender Charge. (See "Loan Provision", "Surrender Charge" and "Monthly Deduction from Cash Value".)

  The Policy's cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Policy's sub-accounts. Unfavorable investment experience can reduce the net cash value to zero. Because there is no guaranteed minimum cash value in the Variable Account, you bear the entire investment risk with respect to the cash value. The premium payment schedule you choose will also affect the Policy's net cash value.

NET INVESTMENT EXPERIENCE

  The net investment experience of the Policy's sub-accounts will affect the Policy's cash value and, in some circumstances, the death benefit. The net investment experience of the sub-accounts is determined as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A sub-account's net investment experience for any period reflects the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the sub-account for that period. (Currently the sub-accounts are charged only for NELICO's mortality and expense risk, but in the future NELICO may impose a charge against the sub-accounts for taxes if appropriate. See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Charge for NELICO's Income Taxes".)

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund and affect subsequent investment experience.

ALLOCATION OF NET PREMIUMS

  As of the "investment start date", the net premium to be allocated to any of the variable sub-accounts is allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part I of the application is signed or 10 days after NELICO mails the Notice of Withdrawal Right. (See "Right to Return the Policy". For the definition of the "investment start date", see "Amount Provided for Investment under the Policy".) Thereafter, the cash value (which will reflect at least one Monthly Deduction) is allocated to the sub-accounts according to your instructions. (See "Investment Options".) Therefore, your selection of sub-accounts does not take effect until after the initial period described above, when the cash value is allocated to the Zenith Money Market Sub-Account. Amounts to be allocated to the Fixed Account are so allocated as of the investment start date and are not invested in the Money Market Sub-Account. Allocations can be made to a maximum of nine accounts (including the Fixed Account) at any time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  An amount is first provided for investment under the Policy as of the investment start date. That is the latest of: the date when NELICO first receives a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency or, in the case of a Policy sold through MetLife Brokerage, receipt by MetLife Brokerage at its Princeton, New Jersey office.)

  If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application and receipt of the premium payment. In that case the Policy Date and investment start date are the same. (Under NELICO's administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Policy Date of the 28th.) The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. Only one premium payment may be made before the Policy is issued.

  If you make a premium payment with the application, the insureds will be covered under a temporary insurance agreement for a limited period that is described in the temporary insurance agreement form. Generally, coverage under the temporary insurance agreement begins on the later of the date when NELICO receives the premium for the Policy and the date when each of the insureds has signed his/her Part II of the application. The maximum amount of coverage provided is the lesser of the amount of insurance applied for and $500,000 when both insureds are standard risks ($250,000 for when at least one insured is not a standard risk and $50,000 when both persons are determined to be uninsurable). There may be variations to these provisions required by state law.

  If a Policy is issued, Monthly Deductions, including cost of insurance charges, begin as of the Policy Date, even if the Policy's issuance was delayed due to underwriting requirements; and will be in amounts based on the face amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount. If NELICO declines an application, it will refund the premium payment made plus interest at the rate currently in use by NELICO.

  If you choose to pay the initial premium upon delivery of the Policy, the Policy will have a Policy Date which is generally five days after issue. The investment start date will be the later of the Policy Date and the date the premium is received. Monthly Deductions will begin on the Policy Date. Interest at a 4% net rate will be credited to the Policy for the period, if any, between the Policy Date and the investment start date. Insurance coverage under the Policy will begin upon receipt of the portion of the Minimum Premium due for the first quarter (or, with NELICO's consent, upon receipt of the number of monthly payments due under the Master Service Account arrangement. This arrangement is not available under the Policies as of the date of this prospectus, but NELICO plans to make it available in the future).

  Under limited circumstances, NELICO may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. Backdating may be desirable, for example, so that you can purchase a particular Policy face amount for lower cost of insurance rates, based on a younger insurance age. Backdating in some cases may result in a Policy with a higher Surrender Charge if the backdating results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the minimum premium payable for the period between the Policy Date and the investment start date. As of the investment start date, NELICO will allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate, for the period between the Policy Date and the investment start date.

  The amount provided for investment in the Policy is adjusted as of each day the New York Stock Exchange is open to reflect the net investment experience of the sub-accounts for that day.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (or more where required by applicable state insurance law) after you receive the Policy or within 10 days after NELICO mails the Notice of Withdrawal Right, whichever is latest. The Policy may be returned to NELICO or your registered representative. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed). If you choose to cancel the Policy, NELICO will refund any premium paid (or any other amount that is required by state insurance law and permitted by the Securities and Exchange Commission) with interest at the rate currently in use by NELICO.


                              CHARGES AND EXPENSES

DEDUCTIONS FROM PREMIUMS

  SALES CHARGE. NELICO deducts 9% from each premium (whether a Planned Premium or an unscheduled payment) as a sales charge. NELICO currently intends to waive this charge on premiums after the 15th policy year (after the 17th policy year, for Policies issued in Pennsylvania); however, NELICO retains the right not to waive the charge, or to reimpose it once it has been waived.

  During the first 14 policy years, if you surrender or lapse the Policy, make a partial surrender or reduce the face amount, a Deferred Sales Charge also applies. (For joint insureds whose average issue age was 60 to 70 at issue of the Policy, the period when the Deferred Sales Charge applies is 9 years, for insureds whose average issue age was 70 to 80, 6 years, and above 80, 5 years. See "Surrender Charge" below.)

  The sales charges under a Policy in a given Policy year are not necessarily related to NELICO's actual sales expenses for that year.

  Sales charges for Policies sold in certain group or sponsored arrangements may be reduced. NELICO may reduce or eliminate the sales charge, when you purchase a Policy, on cash value transferred in the first year, from life insurance policies that were issued by The New England, NELICO or NELICO's affiliates and that meet certain premium, cash value and/or face amount minimums, as currently published by NELICO. NELICO's normal issuance criteria, including reinsurance and other limitations, as well as certain other eligibility requirements, would also apply in these situations. NELICO may, however, waive underwriting requirements in these situations. NELICO may also reduce the Surrender Charge on such policies. Your registered representative can advise you regarding the availability of this feature.

  STATE PREMIUM TAX CHARGE. NELICO deducts 2.5% from each premium to cover state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

  FEDERAL PREMIUM TAX CHARGE. NELICO deducts 1% from each premium to recover a portion of that part of NELICO's federal income tax liability that is determined solely by the amount of life insurance premiums it receives.

  EXAMPLE: The following chart shows the net amount that would be allocated to the Variable Account, assuming a premium payment of $2,000.



              NET
   PREMIUM  PREMIUM
   -------  -------
   $2,000   $2,000
              -250   (12.5% X 2,000 = total sales and premium tax charge)
            ------
            $1,750
            ======



  NELICO may waive the 9% sales charge on premiums paid after the 15th Policy year (after the 17th Policy year for Policies issued in Pennsylvania). In that case, the net premium in this example would be $2,000 - 70 (3.5% X 2,000), or $1,930.

SURRENDER CHARGE

  If, during the first 14 policy years, a Policy is totally surrendered or lapses, the face amount is reduced, or a partial surrender reduces the face amount, a Surrender Charge will be deducted from the cash value. (For joint insureds whose average issue age is 60 1/2 to 70 at issue of the Policy, the Surrender Charge period is 9 years, for insureds whose average issue ages are 70 1/2 to 80, 6 years, and above 80, 5 years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is set forth in your Policy.

  Any Surrender Charge deducted upon lapse is credited back to the Policy's cash value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Policy was lapsed will not count.

  DEFERRED SALES CHARGE. The Deferred Sales Charge is based on a percentage of the Benchmark Premium. The Policy's Benchmark Premium is used to determine the amount of the Deferred Sales Charge and equals the level annual premium necessary to keep a level death benefit Policy, without riders, in-force until age 80 of the younger insured (or 20 years after issue, if later, but not later than the Maturity Date) assuming charges are imposed at the guaranteed levels and a 4% rate of interest.

  For Policies which cover insureds whose average issue age is 60 or less at issue, the maximum Deferred Sales Charge applies in Policy years three through five. The Deferred Sales Charge in these years equals 41% of actual premiums paid up to one Benchmark Premium, plus 41% of additional premiums paid up to a second Benchmark Premium, plus 8% of additional premiums paid up to a third Benchmark Premium. In no event will the Deferred Sales Charge exceed $30 per $1,000 of face amount. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the fourteenth Policy year.

  The Deferred Sales Charge during either of the first two Policy years for insureds whose average issue age is 70 or less is equal to 21% of the premiums paid in the first Policy year, up to a maximum of 21% of one Benchmark Premium.
            -----                                        ---
As described above, after the second Policy year, the maximum Deferred Sales Charge increases substantially.

  The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose average issue age is 60 or less at issue, and assumes that one Benchmark Premium per year is paid under the Policy. The table shows the charge, expressed as a percentage of the Benchmark Premiums paid to date, if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown. During Policy years 6 through 14, the maximum Deferred Sales Charge declines on a monthly basis.



                                                    THE MAXIMUM DEFERRED SALES
                                                      CHARGE IS THE FOLLOWING
                                                    PERCENTAGE OF ONE BENCHMARK
                           FOR POLICIES WHICH ARE    PREMIUM PER YEAR TO DATE
                            SURRENDERED, LAPSED       OF SURRENDER, LAPSE OR
                             OR REDUCED DURING         FACE AMOUNT REDUCTION
                           ----------------------  -----------------------------
   Entire policy year                 3                       30.00%
                                      4                       22.50%
                                      5                       18.00%
   Last Month of Policy
    years                             6                       13.33%
                                      7                       10.00%
                                      8                        7.50%
                                      9                        5.56%
                                     10                        4.00%
                                     11                        2.73%
                                     12                        1.67%
                                     13                         .77%
                                     14                        0.00%



  For insureds whose average issue age is above 60 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy year 3, for insureds with an average issue age up through 70, and in Policy year 1, for insureds with an average issue age above 70.

  In the case of a reduction in face amount or partial surrender that reduces the face amount, any Deferred Sales Charge that applies is deducted from the Policy's cash value in an amount proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge is deducted from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

  DEFERRED ADMINISTRATIVE CHARGE. The Table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy.



                              FOR POLICIES WHICH ARE
                               SURRENDERED, LAPSED     DEFERRED ADMINISTRATIVE
                              OR REDUCED DURING THE     CHARGE PER $1,000 OF
                                POLICY YEAR SHOWN            FACE AMOUNT
                              ----------------------  -------------------------
   Entire Policy year                    1                      $4.00
                                         2                       4.00
                                         3                       4.00
                                         4                       4.00
                                         5                       4.00
   Last Month of Policy
    year*                                6                       3.60
                                         7                       3.20
                                         8                       2.80
                                         9                       2.40
                                        10                       2.00
                                        11                       1.50
                                        12                       1.00
                                        13                       0.50
                                        14                       0.00



---------
* The charge declines monthly after the end of the fifth Policy year.

  The applicable Deferred Administrative Charge will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from premiums or investment experience.

  For insureds whose average issue age is above 60 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

MONTHLY DEDUCTION FROM CASH VALUE

  On the first day of each Policy month, starting with the Policy Date, NELICO deducts the "Monthly Deduction" from your cash value. If either Minimum Guaranteed Death Benefit is in effect, or if the Policy coverage is being protected by payment of the Minimum Premium during the first three Policy years, the Monthly Deduction is made until the cash value equals zero. Otherwise, the Monthly Deduction is made as long as the net cash value is sufficient to cover the entire Monthly Deduction. If the net cash value is insufficient to cover the entire Monthly Deduction and no Minimum Guaranteed Death Benefit or Minimum Premium guarantee is in effect, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".) The Monthly Deduction reduces the cash value in each sub-account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

  The Monthly Deduction includes the following charges:

  POLICY FEE. The policy fee is currently equal to $5.00 per month (guaranteed not to exceed $7.50 per month).

  ADMINISTRATIVE CHARGE. The Administrative Charge is currently equal to $0.12 per $1,000 of Policy face amount in the first Policy year and $0.06 per $1,000 of Policy face amount thereafter (guaranteed not to exceed $0.16 per $1,000 of face amount in the first Policy year and $0.10 per $1,000 of Policy face amount thereafter). Currently, NELICO intends to limit the Administrative Charge deducted under a Policy to $240 per month after Policy year one.

  The Policy Fee, the Administrative Charge and the Deferred Administrative Charge together cover the cost of administering the Policies, as well as legal, actuarial, systems, mailing and other overhead costs connected with NELICO's variable life insurance operations.

  MINIMUM DEATH BENEFIT GUARANTEE CHARGE. The minimum death benefit guarantee charge is $0.01 per $1,000 of Policy face amount. This charge compensates NELICO for its guarantee that, regardless of the investment experience of the Policy's sub-accounts, the Policy's death benefit will never be less than the face amount, provided that the total amount of premiums paid with interest, less any partial surrenders with interest, equals or exceeds the applicable Minimum Guaranteed Death Benefit Fund amount for the Policy. (See "Minimum Guaranteed Death Benefit" and "Adjustments to the Death Proceeds Payable".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There are no future mortality charges attributable to an insured from the time he or she reaches age 100 (or would have reached age 100, if that person died before reaching age 100). The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. The amount at risk is determined on the first day of the Policy month after any applicable Monthly Deduction has been processed and is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a policy month, the difference between the net cash value available and the cost of insurance charge is treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  The guaranteed cost of insurance rates for a Policy depend on each insured's underwriting class, age on the first day of the Policy year and sex (if the Policy is sex-based). The current cost of insurance rates for a given Policy also depend on the insureds' issue ages and on the duration of the Policy. The joint rates are guaranteed not to be higher than joint rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/ nonsmoker modifications (the "1980 CSO Tables"). The rates actually used may be lower than these maximum rates, depending on NELICO's expectations regarding future mortality and expense experience, lapse rates and investment earnings. NELICO reviews the adequacy of its current cost of insurance rates annually and may adjust their level periodically. Any change in the current cost of insurance rates will be applied prospectively only and will be on a non-discriminatory basis. The current cost of insurance rate for a Policy is set forth in the Policy Owner's annual statement.

  Each insured person is underwritten separately. The underwriting classes used for determining cost of insurance rates are smoker standard, smoker substandard, nonsmoker standard and nonsmoker substandard. Substandard ratings result in higher cost of insurance deductions. The guaranteed maximum mortality charges for substandard ratings are based on multiples of the 1980 CSO Tables.

  Cost of insurance rates are generally more favorable for nonsmoker than for smoker insureds and generally more favorable for female than for male insureds. Within a given underwriting class, cost of insurance rates are generally more favorable for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with certain employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

  CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. Charges are imposed for the cost of any additional rider benefits as described in the rider form. NELICO also reserves the right to charge Policy Owners a nominal fee, which will be billed directly to the Policy Owner, in the event that a Policy re-issue or re-dating is requested.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. NELICO charges the sub-accounts of the Variable Account for the mortality and expense risks that NELICO assumes. Currently, the charge is made daily at an annual rate of .90% of the sub-accounts' assets. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than NELICO estimated. The expense risk is that NELICO's costs of issuing and administering the Policies may be more than NELICO estimated.

  CHARGES FOR INCOME TAXES. NELICO currently makes no charge for income taxes against the Variable Account, but in the future NELICO may impose such a charge, if appropriate. NELICO reserves the right to make a charge for any taxes imposed on the Policies by any governmental body in the future. (See "Charge for NELICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

  The Zenith Fund Series incur charges for advisory fees and certain other expenses. The series (other than the Capital Growth Series) are advised by TNE Advisers, Inc., an affiliate of NELICO. Under a voluntary expense cap by TNE Advisers for each of the Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, Westpeak Growth and Income and Loomis Sayles Avanti Growth Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund Series (other than the Capital Growth Series) TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit up until two years after the end of the fiscal year in which the expense was incurred. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1996, after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)




                                   BACK      BACK
                                   BAY       BAY       BACK              WESTPEAK  LOOMIS    LOOMIS
                                 ADVISORS  ADVISORS    BAY     WESTPEAK   GROWTH   SAYLES    SAYLES
                        CAPITAL    BOND     MONEY    ADVISORS   STOCK      AND     AVANTI    SMALL
                        GROWTH    INCOME    MARKET   MANAGED    INDEX     INCOME   GROWTH     CAP
                        SERIES    SERIES    SERIES    SERIES    SERIES    SERIES   SERIES    SERIES
                        -------  --------  --------  --------  --------  --------  -------  --------
Management Fee           .63%      .40%      .35%      .50%      .25%      .70%     .70%     1.00%
Other Expenses           .06%      .12%      .15%      .12%      .15%      .15%     .15%        --
                         ----      ----      ----      ----      ----      ----     ----     -----
  Total Series
    Operating Expenses   .69%      .52%      .50%      .62%      .40%      .85%     .85%     1.00%




ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)




                                     LOOMIS   MORGAN STANLEY   DAVIS    ALGER
                                     SAYLES   INTERNATIONAL   VENTURE   EQUITY
                                    BALANCED      MAGNUM       VALUE    GROWTH
                                     SERIES   EQUITY SERIES   SERIES    SERIES
                                    --------  --------------  -------  --------
Management Fee                        .70%         .90%        .75%      .74%
Other Expenses                        .15%         .40%        .15%      .16%
                                      ----        -----        ----      ----
  Total Series Operating Expenses     .85%        1.30%        .90%      .90%




  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company.

  The Portfolios also bear certain other expenses. For the year ended December 31, 1996, the total operating expenses incurred by the Portfolios, as a percentage of Portfolio average net assets, were as follows:




                                           MANAGEMENT   OTHER     TOTAL ANNUAL
PORTFOLIO                                     FEES     EXPENSES     EXPENSES
---------                                  ----------  --------  --------------
Equity-Income                                 .51%       .07%        .58%*
Overseas                                      .76%       .17%        .93%*
High Income                                   .59%       .12%        .71%
Asset Manager                                 .64%       .10%        .74%*




---------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, total annual expenses would have been .56% for Equity-Income Portfolio, .92% for Overseas Portfolio and .73% for Asset Manager Portfolio.

  Affiliates of Fidelity Management & Research Company may compensate NELICO or an affiliate for administrative, distribution, or other services relating to these Portfolios of VIP Fund and VIP Fund II. Such compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products issued by NELICO and its affiliates.

GROUP OR SPONSORED ARRANGEMENTS

  The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of the Policies on an individual basis.

  For Policies issued in connection with group or sponsored arrangements, NELICO may waive or reduce one or more of the following charges: the sales charge, Surrender Charge, charges for the cost of insurance, mortality and expense risk charge, administrative charges, Policy Fee and/or federal and state premium tax charges described in "Charges and Expenses". (In addition, the interest rate credited on amounts taken from the sub-accounts as a result of a Policy loan may be increased for these Policies.) NELICO will waive or reduce these charges according to its rules in effect when the Policy application is approved. To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements. NELICO may modify from time to time both the amounts of reductions and the criteria for qualification. Reductions in or waiver of these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account. The waiver or reduction of Policy charges for group or sponsored arrangements described above will not apply to Policies issued in the state of New York, other than Policies issued to non-tax qualified deferred compensation plans.

  The United States Supreme Court has held that certain insurance policies providing values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, NELICO offers Policies that do not vary based on the sex of the insured for use in connection with certain employee benefit programs. NELICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult its attorney before doing so.


                                    PREMIUMS

FLEXIBLE PREMIUMS

  Within the limits described below, you may choose the amount and frequency of premium payments. You may select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule, which must be within NELICO's minimum and maximum limits, appears in your Policy form. It is not necessarily designed to keep your Policy in force, and you may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25, and the total of Planned Premiums and other payments will be limited to NELICO's published maximum.

  Planned Premiums can be paid on an annual, semi-annual or quarterly schedule or, with NELICO's consent, monthly. You can change your Planned Premium schedule at any time by sending your request to NELICO's Home Office. Cash values and death benefits are permanently affected by the amount and frequency of premium payments.

  You may make payments by check or money order. NELICO will send premium notices for annual, semi-annual or quarterly Planned Premiums. In the future, NELICO may make available the Master Service Account arrangement under which you may have NELICO withdraw your premium payments from your bank checking account or TNE Cash Management Trust account.

  NELICO offers three types of premium payment levels that can protect your Policy against lapse over specified time periods.

  First, NELICO determines a three-year Minimum Premium amount based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the current level of Policy charges and any rider benefit selected. Generally, during this three-year period, as long as the Minimum Premium amount is timely paid, the Policy is guaranteed not to lapse even if the Policy's net cash value is insufficient to pay the Monthly Deduction in any month. However, no three-year Minimum Premium death benefit guarantee will apply if you reinstate the Policy, if you reduce the face amount or make a partial surrender that reduces the face amount, if you add, reduce or delete a rider benefit, or if the rating classification of your Policy is improved in the first three Policy years.

  Second, NELICO determines a guaranteed minimum death benefit premium (to maturity) which will guarantee that the Policy will mature for the net cash value at age 100 of the younger insured. Insufficient premium payments, a reduction in the face amount or partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in rating classification of the Policy could terminate this guarantee. See "Minimum Guaranteed Death Benefit". The guaranteed minimum death benefit premium is based on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of each of the insureds, the death benefit option chosen, the guaranteed level of Policy charges and any rider benefit selected. The premium is recalculated following the Policy transactions described above (other than insufficient premiums) and is also recalculated following an increase in rider coverage.

  Third, the Policy's guaranteed minimum death benefit premium (to age 80) guarantees that the Policy will stay in force until the later of age 80 of the younger insured, or 20 years after issue, but no later than the Maturity Date of the Policy. This premium is based on factors similar to the guaranteed minimum death benefit premium (to maturity), but is actuarially determined to provide guaranteed coverage to the earlier age. Insufficient premium payments, a reduction in the face amount or a partial surrender that reduces the face amount, reduction or deletion of a rider benefit, or improvement in the rating classification of the Policy could also terminate this guarantee, although termination for insufficient premium payments is less likely here than in the case of the guaranteed minimum death benefit premium (to maturity). The guaranteed minimum death benefit premium (to age 80) is recalculated following these transactions (other than insufficient premiums) and is also recalculated following an increase in rider coverage.

  Federal tax law limits the amount of premiums that can be paid under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, you may be taxed on certain distributions. (See "Tax Considerations".) NELICO's consent is required if, in order to satisfy tax law requirements, any payment would increase the Policy's death benefit by more than it would increase cash value. NELICO may require evidence of insurability before accepting the payment.

  NELICO allocates payments to your Policy's sub-accounts as of the date the payment is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  A payment is treated first as a Planned Premium, second as repayment of a Policy loan, and third as an unscheduled payment, unless you designate otherwise in writing to NELICO. (For Policies issued in New York, a payment will be treated as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, it will be treated first as repayment of Policy loan interest, second as repayment of a Policy loan, third as a Planned Premium, and last as an unscheduled payment.) If you have a Policy loan, it may be more advantageous to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges; however, repayment of the loan in place of a premium payment could cause your Policy to lose its eligibility for a death benefit guarantee. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

LAPSE AND REINSTATEMENT

  LAPSE. Unless either Minimum Guaranteed Death Benefit is in effect (or, during the first three Policy years, unless the Minimum Premium requirements described under "Premiums" have been met), in any month that there is insufficient net cash value to pay a Monthly Deduction the Policy will be in default. The Policy provides a 62 day grace period for payment of a premium sufficient to pay the amount in default plus applicable deductions from premium payments. NELICO will notify you of the amount due. During the grace period insurance coverage continues under your Policy, but if the second insured dies before the premium is paid, NELICO will deduct from the death proceeds the portion of the unpaid Monthly Deduction for the period prior to the date of death. If the required premium is unpaid at the end of the grace period, the Policy will lapse without value.

  REINSTATEMENT. If your Policy has lapsed, it may be reinstated within 7 years after the date of lapse. If more than 7 years have passed, or if you have surrendered the Policy, NELICO's consent is required to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally requires evidence of insurability that is satisfactory to NELICO.

  Any Surrender Charge deducted upon lapse is credited to the Policy's cash value upon reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. For purposes of determining the Surrender Charge and other charges that vary by duration of the Policy (rather than by age of the insured) on any date after reinstatement, the period the Policy was lapsed does not count.


                             OTHER POLICY FEATURES

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. NELICO will make the loan as of the date when a loan request is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact NELICO's Home Office or your registered representative for information regarding the procedures to follow for requesting a loan.

  The Policy's loan value is equal to (i) 90% of the Policy's cash value projected using current Policy charges and a 4% annual rate to the next Policy anniversary or, if earlier, to the next Planned Premium due date; less (ii) the Surrender Charge that would apply upon surrender on the next Planned Premium due date or, if greater, on the date the loan is made; less (iii) loan interest to the next interest due date. If required by state law, the Policy's loan value may be a greater percentage of the cash value, as described in your Policy. The amount of loan value available to be borrowed at any time is reduced by the amount of any outstanding Policy loan plus accrued interest.

  The example below illustrates how the loan value is determined.


-----------------------------------------------------------------------------

  EXAMPLE: Using the Policy illustrated on page A-54 assume that the Policy's Planned Premiums have been paid and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.24%). After the premium payment on the 10th Policy anniversary, the maximum amount that could be borrowed would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:




                                                           ANNUAL    QUARTERLY
                                                          --------  -----------
   (1) Cash Value after Premium Payment on 10th Policy
        Anniversary . . . . . . . . . . . . . . . . . .   $172,252   $161,752
   (2) Cash Value Projected at a Constant Annual Rate of
        Return of 4% to the
        (a) 11th Policy Anniversary . . . . . . . . . .    177,963
        (b) Next Planned Premium Due Date . . . . . . .               163,054
   (3) 90% of Amount Calculated in (2)  . . . . . . . .    160,167    146,749
   (4) Amount Calculated in (3), Reduced by the
        Applicable Surrender Charge . . . . . . . . . .    154,350    140,932
   (5) Amount Calculated in (4), Reduced by Loan
        Interest to the Next Interest Due Date  . . . .    146,303    139,020



-----------------------------------------------------------------------------

  A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, Policy loans are attributed first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. All loan repayments are allocated first to the outstanding loan balance attributed to the Fixed Account and then to the sub-accounts of the Variable Account in proportion to the cash value in each.

  The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year) and is due on the Policy anniversary. If not paid, the interest accrued on the loan is added to the loan, and an amount equal to the unpaid interest is deducted from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount taken from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate currently credited is 4% per year. This interest earned is credited to the Policy's sub-accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, the death benefit and cash value of the Policy can be permanently affected by a Policy loan, even if it is repaid. In addition, any proceeds payable under a Policy are reduced by the amount of any outstanding loan plus accrued interest.

  Any payment received while a Policy loan is outstanding is treated first as a Planned Premium, second as repayment of a Policy loan, and third as an unscheduled payment, unless you designate otherwise in writing to NELICO. (For Policies issued in New York, a payment will be treated as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, it will be treated first as repayment of Policy loan interest, second as repayment of a Policy loan, third as a Planned Premium, and last as an unscheduled payment.) If a Policy loan is outstanding, it may be more advantageous to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges; however, repayment of the loan in place of a premium payment could cause your Policy to lose its eligibility for a death benefit guarantee. (See "Deductions from Premiums" and "Death Benefits".)

  If Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), NELICO will notify you that the Policy is going to terminate. (This situation is referred to as an "excess policy loan". NELICO tests for an excess policy loan on each monthly processing date and any time a loan-related transaction is made.) The Policy will terminate without value 62 days after the notice is mailed unless the excess amount is paid to NELICO within that time. (See "Lapse and Reinstatement".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

  Department of Labor ("DOL") regulations set forth requirements for participant loans under retirement plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Generally, the DOL regulations will apply to plans that qualify under Section 401 of the Internal Revenue Code (the "Code"). If the retirement plan is subject to ERISA, the plan fiduciary authorized to oversee/direct the plan loan program must fulfill the requirements of the regulations including charging a "commercially reasonable" rate of interest. The policy loan interest rate may not be considered "commercially reasonable" within the meaning of the DOL regulations. In addition, the DOL regulations require that a plan loan be adequately secured but provide that not more than 50% of the participant's vested account balance (including the Policy cash value) be used as security for the loan. The DOL regulations and applicable tax law may also contain other requirements for plan loans. Therefore, plan loan provisions may differ from Policy loan provisions. If you are a participant in a retirement plan subject to ERISA, you should consult with the fiduciary administering the plan loan program. Failure of the plan loan program to comply with the requirements of the DOL regulations and of tax law may result in tax penalties under the Code and under ERISA.

SURRENDER

  You may surrender a Policy for its net cash value at any time while either insured is living by a request conforming to NELICO's administrative procedures. The net cash value of the surrendered Policy is determined as of the date when a surrender request is received at NELICO's Home Office. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".)

You may elect in writing to have all or part of the net cash value applied to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

  You may make a partial surrender of the Policy on the first day of any Policy month after the first Policy year, to receive a portion of its net cash value. A partial surrender will cause a reduction in the Policy's death benefit and may cause a reduction in the Policy's face amount if necessary in order that the amount at risk under the Policy not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which any future Surrender Charges are based. Rider benefits may also be reduced. No partial surrender may reduce the face amount below the Policy's required minimum except with NELICO's consent.

  Partial surrenders in any one Policy year are limited, except with NELICO's consent, to 20% of the Policy's net cash value as of the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, NELICO permits partial surrenders of up to 75% of the Policy's net cash value per year, assuming sufficient available loan value.

  Any Surrender Charge that applies to a partial surrender is deducted from the Policy's cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

  You should be aware that cash value paid upon partial surrender may not be reinvested in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums". A partial surrender could terminate your Policy's Minimum Guaranteed Death Benefit 1 or 2. See "Minimum Guaranteed Death Benefit".

  A partial surrender first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. The amount of net cash value paid upon partial surrender is determined as of the first day of the Policy month on or after the date when a request conforming to NELICO's administrative procedures is received at NELICO's Home Office. NELICO's administrative procedures can be determined by contacting your registered representative or the Home Office.

  A reduction in the death benefit as a result of a partial surrender may cause the Policy to become a "modified endowment contract". If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  You may reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. (This feature differs from a partial surrender in that a partial surrender causes part of the Policy's cash value to be distributed to you.)

  If you decrease the face amount of your Policy, the Benchmark Premium, on which any future Surrender Charges are based, is also decreased. Your Policy's actual cash value is not reduced except by the amount of any applicable Surrender Charge. Generally, the Policy's death benefit is decreased. (However, if the death benefit is being increased in accordance with federal income tax laws (times the enhancement factor, if applicable), the death benefit will not be decreased unless a Surrender Charge was deducted from the cash value in connection with the face amount reduction. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) Any rider benefits attached to the Policy may also have to be decreased. The face amount remaining after a reduction has to meet NELICO's minimum face amount requirements for issue, except with NELICO's consent.

  A reduction in the face amount of your Policy will reduce the Federal tax law limitations on the amount of premiums that can be paid under the Policy. In these cases, a partial surrender of cash value may be required to comply with Federal tax law. This could result in termination of the Minimum Guaranteed Death Benefit 1 or 2. See "Minimum Guaranteed Death Benefit".

  A face amount reduction takes effect as of the first day of the Policy month on or after the date when NELICO has received a request at its Home Office meeting NELICO's administrative requirements. You can determine NELICO's administrative requirements by contacting your registered representative or the Home Office.

  A reduction in the face amount of a Policy that causes a death benefit reduction may cause the Policy to become a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

  You may allocate your Policy's premiums among the sub-accounts of the Variable Account and the Fixed Account in any combination, provided that allocations can be made to a maximum of nine accounts (including the Fixed Account) at any time. A minimum of 10% of the premium must be allocated to each sub-account selected. Percentages allocated must be in whole numbers. Your Policy's cash value may be distributed among no more than nine accounts (including the Fixed Account) at any one time.

  You make the initial allocation when you apply for a Policy. You may change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when NELICO receives your request. You may request the change by telephone or by written request in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts up to four times in a policy year (twelve times per policy year for Policies issued in New York) without NELICO's consent. NELICO currently allows 12 sub-account transfers per policy year under all Policies. Transfers out of the Fixed Account are not counted against this limit. All sub-account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the date when NELICO receives the transfer request at its Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". Your Policy's cash value may be distributed among no more than nine accounts (including the Fixed Account) at any one time.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to NELICO's Home Office or by telephoning NELICO. To request a transfer or reallocation by telephone, you should contact your registered representative or contact NELICO at 1-800-200-2214. Requests for transfers (up to NELICO's current limit per policy year) or reallocations by telephone will be automatically permitted. NELICO will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by NELICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NELICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions.

PAYMENT OF PROCEEDS

  NELICO will ordinarily pay any net cash value, loan value or death benefit proceeds payable from the sub-accounts within seven days after receipt at the Home Office of a request, or proof of death of an insured, in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office".) However, NELICO may delay payment (except when a loan is made to pay a premium to NELICO) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment. NELICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. In those cases, NELICO will process the surrender or loan to the extent of policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NELICO may also delay payment if it considers whether to contest the Policy. NELICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options".)

  Death benefit proceeds may be paid pursuant to NELICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of net cash value, or of any loan value available, from cash value in the Fixed Account will normally be paid promptly. However, NELICO has the right to delay such payments for up to six months from the date of the request (to the extent allowed by state insurance law). NELICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  During the first 24 months after the issue date of the Policy, if the Policy has not lapsed, you may exchange it for a comparable fixed-benefit traditional survivorship life insurance policy issued by NELICO or MetLife, as described below. This exchange is available to a surviving insured. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy.

  The exchange will be made without evidence of insurability. The new policy will have the same face amount (or the same net amount at risk) as the original Policy on the date of the exchange, the same policy date as the original Policy, the same issue ages as of the Policy Date of the original Policy and risk classifications based on the actual underwriting classes to which each insured was assigned by NELICO on the date of issue of the original Policy. For Policies issued in New York, you have the option of exchanging for a new, fixed-benefit traditional survivorship policy with a face amount equal to the current death benefit of the exchanged variable life policy. Premiums for the new policy will be based on the premium rates for comparable fixed-benefit traditional survivorship life insurance policies issued by NELICO or MetLife which were in effect on the Policy Date of the original Policy. Any riders to the original Policy will be attached to the new policy if they are available.

  Following the merger of MetLife and The New England, depending on state insurance regulatory approvals and requirements, your Policy may be issued or amended with an endorsement providing for an exchange right to a fixed benefit policy issued by NELICO (if such a policy was available on the Policy Date of your variable life Policy), or otherwise, to a fixed benefit policy issued by MetLife. If your Policy does not have such an endorsement, the exchange right will be to a fixed benefit policy issued by MetLife or, at your option, to a fixed benefit policy issued by NELICO if such a policy was available on the Policy Date of your variable life Policy.

  The exchange will be effective on the date when NELICO receives written notice at its Home Office in a form satisfactory to NELICO, the Policy and payment to NELICO of any cost to exchange. (See "Receipt of Communications and Payments at NELICO's Home Office".) The cost to exchange will reflect any differences in premiums and cash values between the two policies. Any Policy loan outstanding must be repaid on or before the effective date of the exchange.

POLICY SPLIT RIDER

  Subject to state availability, a split rider may be added to the Policy which allows the Policy Owner to "split" the Policy into two new individual flexible premium adjustable variable life insurance policies issued by NELICO. The rider permits the Policy to be split at the request of the Policy Owner in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider sets forth the specific conditions that must be met in order for a split event to be deemed to have occurred. If the split rider is exercised, this Policy will be canceled, and its cash value will be transferred (in equal portions, unless otherwise requested) to two new individual policies issued on the effective date of the split. A Surrender Charge will apply to each individual policy in accordance with such Policy's terms. Each new policy will be issued with either a level or variable death benefit option in effect, depending on which type of death benefit option is in effect under this Policy at the time the split rider is exercised.

  For more information about the policy split rider and the conditions and rules relating to the exercise of any rights under the split rider, you should contact your registered representative or NELICO. You can also request a prospectus and additional information regarding the individual policies to be issued upon exercise of the split rider. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."

PAYMENT OPTIONS

  The Policy's death benefit and net cash value will be paid in one sum, unless the Policy Owner or payee chooses to put all or part of the proceeds under a payment option. You can choose a combination of payment options. The selection of a payment option and the naming of a payee must be in written form satisfactory to NELICO. You can make, change or revoke the selection before the last death under the Policy. The payment options available are fixed benefit options only, therefore, proceeds applied to an option will no longer be affected by the investment experience of the Variable Account. The guaranteed mortality assumptions used in determining payment levels under the options will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employee benefit plans and fringe benefit programs, the mortality assumptions will vary based on sex. See "Group or Sponsored Arrangements".) Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NELICO for any year will be added to the monthly payments for that year.

  (ii) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. At the payee's death, any unpaid proceeds remaining are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (iv) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest of at least 3.5% a year is paid monthly or added to the principal annually. At the death of the payee, or at the end of the period agreed to, the balance of principal and any interest will be paid in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. Proceeds plus accrued interest of at least 3.5% a year are paid in an amount and at a frequency elected until total proceeds have been paid. Any amounts unpaid at the death of the payee will be paid in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  NELICO's consent to use of an option is required if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  A Policy can include additional benefits provided by rider to the Policy, subject to NELICO's underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a term rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the ages, sexes and risk classifications of the insureds.

  Reductions in or elimination of term rider coverage does not trigger the imposition of a surrender charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

  The following riders are available:

     TERM RIDER--JOINT LIFE TERM INSURANCE TO AGE 100, which provides joint life term insurance.

     TERM RIDER--JOINT 4 YEAR TERM INSURANCE, which provides joint life term insurance for four policy years.

     TERM RIDER--LEVEL SINGLE LIFE TERM INSURANCE, which provides additional term insurance on one of the insureds.

     TERM RIDER--DECREASING SINGLE LIFE TERM INSURANCE, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

     WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.

     BENEFITS FOR DISABILITY OF COVERED INSUREDS, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.

  An extended maturity endorsement and/or a Policy split rider may also be available. (See "Extending the Maturity Date" and "Policy Split Rider".) Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of particular riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.

  The beneficiary is also named in the application. The beneficiary of the Policy may be changed at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, the proceeds will be paid to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to NELICO and must be dated and signed by the Policy Owner making the change. The change will be subject to all payments made and actions taken by NELICO under the Policy before the signed change form is received by NELICO at its Home Office.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NELICO under the Policy before a signed copy of the assignment form is received at NELICO's Home Office. NELICO will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)


                              THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NELICO on January 31, 1983 under Delaware law and became subject to Massachusetts law when NELICO changed its domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for other NELICO variable life insurance policies in addition to the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve supervision by the SEC of management or investment practices or policies of the Variable Account. However, both NELICO and the Variable Account are subject to regulation by the Massachusetts Insurance Commissioner and to the insurance laws and regulations in every jurisdiction where the Policies are sold.

  Although the assets of the Variable Account are owned by NELICO, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NELICO may conduct. NELICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NELICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. But NELICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NELICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NELICO's other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 16 sub-accounts, each of which invests in a series of an Eligible Fund. The sub-accounts of the Variable Account are:

  -- The Zenith Money Market Sub-Account, which invests in the Back Bay Advisors
     Money Market Series of the Zenith Fund

  -- The Zenith Bond Income Sub-Account, which invests in the Back Bay Advisors
     Bond Income Series of the Zenith Fund

  -- The Zenith Capital Growth Sub-Account, which invests in the Capital Growth
     Series of the Zenith Fund

  -- The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
     Index Series of the Zenith Fund

  -- The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
     Managed Series of the Zenith Fund

  -- The Zenith Growth and Income Sub-Account, which invests in the Westpeak
     Growth and Income Series of the Zenith Fund

  -- The Zenith Avanti Growth Sub-Account, which invests in the Loomis Sayles
     Avanti Growth Series of the Zenith Fund

  -- The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles Small
     Cap Series of the Zenith Fund

  -- The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
     Growth Series of the Zenith Fund

  -- The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
     Balanced Series of the Zenith Fund

  -- The Zenith Venture Value Sub-Account, which invests in the Davis Venture
     Value Series of the Zenith Fund

  -- The Zenith International Magnum Equity Sub-Account, which invests in the
     Morgan Stanley International Magnum Equity Series of the Zenith Fund

  -- The Equity-Income Sub-Account, which invests in the Equity-Income Portfolio of the VIP Fund

  -- The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  -- The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  -- The Asset Manager Sub-Account, which invests in the Asset Manager Portfolio of VIP Fund II

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established as an investment vehicle for separate investment accounts of NELICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for certain separate accounts of NELICO and MetLife that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the U.S. economy.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The Zenith Westpeak Growth and Income Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Loomis Sayles Avanti Growth Series' investment objective is long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Typically, such companies have market capitalization of less than $1 billion, have better than average growth rates at below average price/earnings ratios, and have strong balance sheets and cash flow.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The series invests at least 25% of its assets in fixed income senior securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the Series' sub-adviser. Under normal circumstances at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three countries outside the United States.

  The Zenith Davis Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Zenith Capital Growth, Zenith Avanti Growth, Zenith Equity Growth, Zenith Venture Value, Zenith Growth and Income, Zenith Stock Index, Zenith International Magnum Equity or Zenith Small Cap Sub-Accounts, or the Equity-Income or Overseas Sub-Accounts, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who have a long term time horizon and/or are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix C: Long Term Market Trends. Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile than "large cap" stocks. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds taken alone traditionally involve more risk than most domestic stock funds.

  The performance of the various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate and could lose value if interest rates rise. Common stock prices, which have risen substantially at times, have also had periods of significant negative returns. Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the High Income Sub-Account or the Zenith Bond Income Sub-Account. However, because the High Income Portfolio invests in higher yielding, lower rated and unrated fixed income securities (including bonds commonly referred to as "junk" bonds), it has a higher degree of risk associated with it relative to more conservative fixed income funds. Those who seek even greater safety of principal may select the Zenith Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates. Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  NELICO guarantees the principal invested in the Fixed Account, although this guarantee is subject to NELICO's claims paying ability.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts.

  Policy Owners may also diversify by selecting the Zenith Managed Sub-Account, Zenith Balanced Sub-Account or the Asset Manager Sub-Account, since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. The Asset Manager Portfolio has the ability to invest its stock portfolio more aggressively than the Back Bay Advisors Managed Series. You may also wish to diversify your cash value by country. The Overseas Sub-Account and Zenith International Magnum Equity Sub-Account allow you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.



        SERIES                 ADVISER                    SUB-ADVISER
        ------           ----------------------  ----------------------------
Capital Growth           Capital Growth
                         Management
                         Limited Partnership
                         ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.      Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.      Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        TNE Advisers, Inc.      Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     TNE Advisers, Inc.      Westpeak Investment Advisors,
                                                  L.P.*
Westpeak Growth and      TNE Advisers, Inc.      Westpeak Investment Advisors,
 Income                                           L.P.*
Loomis Sayles Avanti     TNE Advisers, Inc.      Loomis, Sayles & Company,
 Growth                                           L.P.*
Loomis Sayles Small Cap  TNE Advisers, Inc.      Loomis, Sayles & Company,
                                                  L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc.      Loomis, Sayles & Company,
                                                  L.P.*
Morgan Stanley           TNE Advisers, Inc.      Morgan Stanley Asset
 International Magnum                             Management Inc.
 Equity
Davis Venture Value      TNE Advisers, Inc.      Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc.      Fred Alger Management, Inc.


---------

* An affiliate of NELICO

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. The New England served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed The New England's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.


  Fidelity Management & Research Company, the investment adviser for the VIP Fund and VIP Fund II, is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. For more information regarding the Equity-Income, Overseas, High Income and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                               THE FIXED ACCOUNT

  A FIXED ACCOUNT OPTION IS AVAILABLE UNDER THE POLICY IN STATES WHERE IT HAS BEEN APPROVED BY THE STATE INSURANCE DEPARTMENT. THE FIXED ACCOUNT MAY NOT BE APPROVED BY EVERY STATE INSURANCE DEPARTMENT AND THEREFORE IT MAY NOT BE AVAILABLE IN EVERY STATE.

  You may allocate net premiums for your Policy, and may transfer your Policy's cash value, to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and NELICO has been advised that the staff of the SEC does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  NELICO's general account includes all the assets owned by NELICO, other than the assets in the Variable Account or in any other separate accounts that NELICO may establish. NELICO has sole discretion over the investment of assets in the general account, including the Fixed Account. Policy Owners who allocate cash value to the Fixed Account will not share in the actual investment experience of the Fixed Account. Instead, NELICO guarantees that cash values in the Fixed Account will earn interest at an annual rate of at least 4%. NELICO may from time to time credit interest at a higher rate than 4%, but it is under no obligation to do so. NELICO declares the current interest rate for the Fixed Account periodically. Your Policy cash values that are in the Fixed Account will earn interest daily.

  NELICO may vary the way in which it credits interest in the Fixed Account from time to time. The following is a description of NELICO's current method for crediting interest to cash value in the Fixed Account. All of your Policy's cash value in the Fixed Account on a Policy anniversary will earn interest at the declared annual rate in effect on the anniversary. It will earn interest at this rate until the next Policy anniversary, when it will be credited with the current rate declared by NELICO. (Although NELICO's current practice is to credit your entire Fixed Account cash value on a Policy anniversary with the most recently declared annual rate until the next anniversary, NELICO can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at the most recently declared rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or any portion of your Policy's cash value transferred to the Fixed Account on a date other than a Policy anniversary will earn interest at NELICO's most recently declared rate until the next Policy anniversary. The effective interest rate credited at any time to your cash value in the Fixed Account will be a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

  The Policy's cash value in the Fixed Account reflects the net premiums allocated to the Fixed Account, net interest credited to cash value in the Fixed Account, any loans, partial surrenders made from the Fixed Account cash value, charges deducted, and any transfers of cash value to or from the Variable Account. Charges will be deducted from the Policy's cash value in the Fixed Account and in the Policy's sub-accounts in proportion to the amount of the Policy's cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value will include its cash value in the Variable Account, its cash value in the Fixed Account, and any of its cash value held in NELICO's general account (but outside of the Fixed Account) as a result of a Policy loan.

  The amount of the Policy's cash value in the Fixed Account will be taken into account in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

  NELICO reserves the right to restrict allocations to the Fixed Account if the effective annual rate of interest that would apply to the amount allocated is 4%. Otherwise, allocations of net premiums to the Fixed Account are subject to the same percentage requirements that apply to the Variable Account. (See "Allocation of Net Premiums".)

  Except as described below, amounts in the Fixed Account are subject to the same rights and limitations regarding transfers, loans, surrenders and partial surrenders that apply to amounts in the Variable Account. (See "Other Policy Features".) The following special rules apply to transactions involving amounts in the Fixed Account.

  TRANSFERS OF AMOUNTS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT WILL BE ALLOWED ONLY ONCE IN EACH POLICY YEAR. A TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT WILL BE PROCESSED IF NELICO RECEIVES THE TRANSFER REQUEST NO MORE THAN 30 DAYS BEFORE THE POLICY ANNIVERSARY, AND THE TRANSFER WILL BE EFFECTED AS OF THE DATE THE TRANSFER REQUEST IS RECEIVED AT NELICO'S HOME OFFICE; HOWEVER, YOU MAY REQUEST A TRANSFER FROM THE FIXED ACCOUNT WITHIN 30 DAYS AFTER A POLICY
                                                             -----
ANNIVERSARY IF YOU HAVE NOT REQUESTED SUCH A TRANSFER IN THE 30 DAY PERIOD BEFORE THE ANNIVERSARY. THE AMOUNT OF CASH VALUE WHICH MAY BE TRANSFERRED FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of cash value from the Fixed Account. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one Policy year without NELICO's consent. NELICO currently allows 12 such transfers per Policy year. Transfers out of the Fixed Account will not be counted against this limit. NELICO reserves the right to restrict transfers of cash value into the Fixed Account, if the effective annual rate of interest that would apply to the amount transferred is 4%.

  Unless you request otherwise, a Policy loan will reduce the Policy's cash value in the sub-accounts and not the cash value in the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the amount of the loan, however, the balance of the loan will be taken from the cash value in the Fixed Account. All loan repayments will be allocated first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan will earn interest at not less than 4% per year, which will be credited annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, partial surrenders will be taken only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the full amount requested, the balance of the partial surrender will be taken from the Fixed Account.

  NELICO has the right to delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). Loans to pay premiums on policies issued by NELICO will not be delayed.


                        NELICO'S DISTRIBUTION AGREEMENT

  NELICO sells the Policies through agents who are licensed by state insurance officials to sell NELICO's variable life insurance policies. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, whose principal business address is 399 Boylston Street, Boston, Massachusetts 02116, serves as the principal underwriter for the Policies under a Distribution Agreement between NELICO and New England Securities.

  Under the Distribution Agreement, NELICO pays the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  NELICO pays the following commissions and/or service fees to the selling agent: a maximum of 50% of the Benchmark Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) paid in the first Policy year; 5% in Policy years two through ten and 4% thereafter. Agents receive a commission of 3% of each payment in excess of the Benchmark Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) in any year. Agents who meet certain productivity and persistency standards in selling policies issued by NELICO may be eligible for additional compensation. Non-cash forms of compensation may also be paid. Sales expenses in any year are not equal to the deduction for sales load in that year.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. It is the principal underwriter for the Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer will not exceed 50% of the Benchmark Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) in the first Policy year, 5% in the second through tenth Policy years, 4% thereafter, and 3% of all payments in excess of the Benchmark Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes) in any year. Commissions will be paid through the registered broker-dealer, which may also be reimbursed for portions of expenses incurred in connection with the sale of the Policies.


                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

NOTIFICATION OF FIRST DEATH

  Generally, NELICO can challenge the validity of your Policy or a rider to your Policy during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. NELICO can challenge the portion of the death benefit resulting from payment of an underwritten premium payment for two years (during either insured's lifetime) from the date the premium payment was received. However, if either insured dies within two years of the date of issue, NELICO can challenge all or part of the Policy at any time with respect to misrepresentations relating to that insured.

  NELICO should be notified immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, NELICO generally has the right to contest the Policy or to limit benefits under the suicide provision (described below) and terminate the Policy at any time, even beyond the two-year period, if it was not notified of a death that occurred during the period of contestability. Policies issued in New York are not contestable after they have been in force for two years during the life of either insured.

MISSTATEMENT OF AGE OR SEX

  If either insured's age or sex is misstated in the application, the Policy's death benefit will be the amount that the most recent Monthly Deduction which was made would have provided, based on the insureds' correct ages and, if the Policy is sex-based, on the insureds' correct sexes.

SUICIDE

  If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue set forth in the Policy, the death benefit will be limited to the amount of the premiums paid, less any policy loan balance, and less any partial surrenders (or such greater amount required by state law). The Policy will terminate as of the date of the first death by suicide.

  An eligible insured, if age 75 or younger, can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An eligible insured over age 75 may request a single life ordinary life policy and not a single life variable life insurance policy. For these purposes an eligible insured is a surviving insured on whom NELICO would have issued a single life policy on the Policy Date of the original Policy. The new single life policy is based on the surviving insured's underwriting class at the time of issue of the original Policy, with a policy date equal to the date of the suicidal death, and premiums must be paid from the policy date. The single life variable life insurance policy can be exchanged for an ordinary life policy, if desired, using the 24-month exchange provision.

  If the eligible surviving insured dies within the 60 day period and before submitting an application, the death benefit will be paid as if the new policy had been issued and, if the new policy would have been a variable life policy, assuming all premiums had been allocated to the Fixed Account and that the death benefit option chosen equals the face amount of the new policy.


                               TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NELICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NELICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code") defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NELICO believes it is reasonable to conclude that the Policy qualifies as a life insurance contract for federal income tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether a Policy will meet the statutory life insurance definition, particularly if it is a substandard risk Policy. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NELICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NELICO believes any Policy loans received under such Policies will be treated as indebtedness of the Policy Owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, Policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a Policy loan and is surrendered or lapses, the Policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the cash value is greater than the total investment in the Policy. In this case, an amount may be taxable even if the amount of the partial surrender is less than the investment in the Policy.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the total amount paid under the Policy at any time during the first seven Policy years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience does not affect whether or not a Policy will become a modified endowment contract.) Riders to the Policy are considered part of the Policy for purposes of applying the 7-pay test. A joint term rider could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's death benefit (for example, as a result of a partial surrender or face amount reduction) at any time during the Policy's existence the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your agent can provide you with information about the maximum amount of premiums which you can make under your Policy during the first seven Policy years and still satisfy the 7-pay test. This information will be based upon NELICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NELICO's interpretation. NELICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change if the increase is not due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven Policy years, or the crediting of interest or other earnings with respect to such premiums. A material change would also occur if certain Policy changes occurred.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point (or limit your reduction of benefits). The point at which you may have to limit the payment of premiums will depend upon the issue age, sex and underwriting class of the insureds, investment experience and the amount of your previous payments.

  If you exchange your policy for another life insurance policy, including a fixed-benefit policy pursuant to the 24 month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months.")

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

     (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e., will be treated as income first).

     (b) Loans (including any unpaid interest) are considered distributions. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

     (c) A Policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain that accrues in the Policy to taxation.

     (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NELICO or its affiliates to the same Policy Owner during any calendar year must be treated as one modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

     (a) made on or after the date when you attain age 59 1/2;

     (b) is attributable to your becoming disabled; or

     (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy) or for the joint lives (or life expectancies) of you and your beneficiary.

  If a Policy becomes a modified endowment contract, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy plus the cost of insurance protection for the year. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NELICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of additional guidance prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NELICO does not know what standards will be set forth in the additional guidance which the Treasury has stated it expects to be issued. NELICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is owned as part of a pension or profit-sharing plan qualified under Section 401 of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement.

  NELICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive the same tax treatment, with certain modifications, as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

  TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual contracts, provided certain conditions are met. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If the policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether the individual policies that result from a policy split would be classified as modified endowment contracts. (See above.) Before the Policy Owner exercises rights provided by the policy split rider, it is important that he or she consult with a competent tax advisor regarding the possible consequences of a policy split.

  OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner, may have Generation Skipping Transfer tax considerations under
Section 2601 of the Code.

  The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer taxes may be imposed. Consult with your tax advisor for specific information in connection with these taxes.

  The particular situation of each Policy Owner or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate tax as well as state and local estate, inheritance, generation skipping and other taxes.

CHARGE FOR NELICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from premiums. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NELICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NELICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                   MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO




  NAME AND PRINCIPAL                 PRINCIPAL BUSINESS EXPERIENCE
   BUSINESS ADDRESS                   DURING THE PAST FIVE YEARS
  ------------------                 -----------------------------
Robert A. Shafto  . .   Chairman, President and Chief Executive Officer of
                         NELICO since 1996. Formerly, Chairman, President and
                         Chief Executive Officer of The New England 1993-1996;
                         President and Chief Executive Officer, 1992 to 1993,
                         President and Chief Operating Officer, 1990 to 1992,
                         of The New England.
Susan C. Crampton . .   Director of NELICO since 1996; serves as Principal of
 127 Tarbox Road         The Vermont Partnership, a business consulting firm
 Jericho, VT 05465       located in Jericho, Vermont since 1989. Formerly,
                         Director of The New England 1989-1996.
Edward A. Fox . . . .   Director of NELICO since 1996; Private Investor,
 RR Box 67-15            Harborside, ME. Formerly, Director of The New England
 Harborside, ME 04642    1994-1996; Dean of The Amos Tuck School of Business
                         Administration at Dartmouth College from 1990-1994.
George J. Goodman . .   Director of NELICO since 1996; Author, television
 Adam Smith's Money      journalist, and editor.
 World
 50th Floor Drill
 Capital
 General Motors
 Building
 767 Fifth Avenue
 New York, NY 10153
Dr. Paul E. Gray  . .   Director of NELICO since 1996; Chairman of the
 MIT                     Corporation of the Massachusetts Institute of
 77 Massachusetts        Technology (MIT) since 1990. Formerly, Director of The
 Avenue                  New England 1973-1996.
 Cambridge, MA 02139
Dr. Evelyn E.
 Handler  . . . . . .   Director of NELICO since 1996; Executive Director and
 California Academy of   Chief Executive Officer of the California Academy of
 Sciences                Sciences since 1994. Formerly, Director of The New
 Golden Gate Park        England 1987-1996; Research Fellow and an Associate of
 San Francisco, CA       the Graduate School of Education at Harvard University
 94118                   and a Senior Fellow at The Carnegie Foundation for the
                         Advancement of Teaching, 1991-1994.
Philip K. Howard,
 Esq. . . . . . . . .   Director of NELICO since 1996; Partner of the law firm
 Howard, Darby & Levin   of Howard, Darby & Levin in New York City.
 1330 Avenue of the
 Americas
 New York, NY 10019
Harry P. Kamen  . . .   Director of NELICO since 1996; Chairman, President, and
 Metropolitan Life       Chief Executive Officer of Metropolitan Life Insurance
 One Madison Avenue      Company since 1995. Formerly, Chairman and CEO of
 New York, NY 10010      MetLife 1993-1995; Senior Executive Vice President
                         1991-1993.
Terence Lennon  . . .   Director of NELICO since 1996; Senior Vice President of
 Metropolitan Life       Metropolitan Life Insurance Company since 1994.
 One Madison Avenue      Formerly, Assistant Deputy Superintendent and Chief
 New York, NY 10010      Examiner of the New York Insurance Department
                         1984-1994.
Bernard A.
 Leventhal  . . . . .   Director of NELICO since 1996; Vice Chairman of the
 Burlington Industries   Board of Directors of Burlington Industries, Inc.
 1345 Avenue of the      Formerly, President of the Burlington Menswear
 Americas                Division since 1978. Corporate Group Vice President
 New York, NY 10105      since 1985 and Director since 1990.

  NAME AND PRINCIPAL                 PRINCIPAL BUSINESS EXPERIENCE
   BUSINESS ADDRESS                   DURING THE PAST FIVE YEARS
  ------------------                 -----------------------------
Thomas J. May . . . .   Director of NELICO since 1996; Chairman, President and
 Boston Edison Company   Chief Executive Officer of Boston Edison Company since
 800 Boylston Street     1994. Formerly, Director of The New England 1994-1996;
 Boston, MA 02199        President and Chief Operating Officer of Boston Edison
                         Co., 1993-1994; Executive Vice President 1990-1993.
Stewart G. Nagler . .   Director of NELICO since 1996. Senior Executive Vice
 Metropolitan Life       President and Chief Financial Officer of Metropolitan
 One Madison Avenue      Life Insurance Company since 1986.
 New York, NY 10010
Rand N. Stowell . . .   Director of NELICO since 1996; President of United
 United Timber Corp.     Timber Corp. of Dixfield, Maine. Formerly, Director of
 P.O. Box 650            The New England 1990-1996.
 Pine Street
 Dixfield, ME 04224
Alexander B.
 Trowbridge . . . . .   Director of NELICO since 1996; President of Trowbridge
 Trowbridge Partners     Partners, Inc. in Washington, D.C. Formerly, Director
 Inc.                    of The New England 1983-1996.
 1317 F Street, N.W.,
 Suite 500
 Washington, D.C.
 20004



                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS


                                     PRINCIPAL BUSINESS EXPERIENCE
         NAME                         DURING THE PAST FIVE YEARS
         ----                        -----------------------------
Robert A. Shafto  . .   See Directors above.
David W. Allen  . . .   Senior Vice President of NELICO since 1996. Formerly,
                         Senior Vice President 1994-1996; Vice President
                         1990-1994 of The New England.
James P. Bossert  . .   Vice President and Controller of NELICO since 1996.
                         Formerly, Vice President and Controller 1993-1996;
                         Vice President 1991-1993 of The New England.
Thom A. Faria . . . .   President, Career Agency System (a business unit of
                         NELICO) since 1996. Formerly, Executive Vice President
                         in 1996; Senior Vice President, 1993-1996; Vice
                         President, 1986-1993 of The New England.
Chester R. Frost  . .   Senior Vice President and Treasurer of NELICO since
                         1996. Formerly, Senior Vice President since 1980 and
                         Treasurer since 1996 of The New England.
Anne M. Goggin  . . .   Senior Vice President and Associate General Counsel of
                         NELICO since 1997. Formerly, Vice President and
                         Counsel of NELICO in 1996; Vice President and Counsel
                         1994-1996 and Second Vice President and Counsel
                         1988-1994 of The New England.
Edward C. Hall  . . .   President, New England Services (a business unit of
                         NELICO) since 1996. Formerly, President, New England
                         Services (a business unit of The New England)
                         1994-1996, Executive Vice President--Client Services,
                         1988 to 1994, of The New England.
Daniel D. Jordan  . .   Second Vice President, Counsel and Secretary of NELICO
                         since 1996. Formerly, Counsel and Assistant Secretary
                         of The New England, 1985-1996.
Richard D. Keidan . .   Senior Vice President of NELICO since 1996. Formerly,
                         Vice President of Metropolitan Life 1994-1996 (Chief
                         Marketing Officer of MetLife Brokerage); Regional
                         Sales and Marketing Manager of Phoenix Home Life until
                         1994.
Alan C. Leland, Jr. .   Senior Vice President of NELICO since 1996. Formerly,
                         Vice President of The New England 1984-1996.

                                     PRINCIPAL BUSINESS EXPERIENCE
         NAME                         DURING THE PAST FIVE YEARS
         ----                        -----------------------------
Bruce C. Long . . . .   President, New England Annuities (a business unit of
                         NELICO) since 1996. Formerly, President, New England
                         Annuities (a business unit of The New England)
                         1994-1996; Senior Vice President, New England
                         Annuities in 1994; Vice President, Keyport Life
                         Insurance 1992-1994; General Director, John Hancock
                         Insurance 1990-1992.
George J. Maloof  . .   Senior Vice President of NELICO since 1996. Formerly,
                         Vice President of The New England 1991-1996.
Eileen T. McCarthy  .   Senior Vice President of NELICO since 1996. Formerly,
                         Senior Vice President 1995-1996; Vice President
                         1989-1995 of The New England.
Thomas W. McConnell .   Senior Vice President of NELICO since 1996. Director,
                         Chief Executive Officer and President of New England
                         Securities Corporation since 1993. Formerly, National
                         Sales Manager of Alliance Fund Distributors in 1993;
                         National Sales Manager of Equitable Capital Securities
                         1992-1993.
Thomas W. Moore . . .   Senior Vice President of NELICO since 1996. Formerly,
                         Vice President of The New England 1990-1996.
Robert W. Powell  . .   President, Life Brokerage (a business unit of NELICO)
                         since 1996. Formerly, Officer-In-Charge of MetLife
                         Brokerage (a subsidiary of Metropolitan Life Insurance
                         Company) 1994-1996; Marketing Vice President
                         1988-1994.
Gregory A. Ross . . .   President, TNE Information Services (a business unit of
                         NELICO) since 1996. Formerly, President, TNE
                         Information Services (a business unit of The New
                         England) and Chief Information Officer of The New
                         England, 1994-1996; Senior Vice President and Chief
                         Information Officer 1993-1994; Vice President,
                         1991-1993 of The New England. President of TNE
                         Information Services, Inc.
Robert E. Schneider .   Executive Vice President and Chief Financial Officer of
                         NELICO since 1996. Formerly, Director, Executive Vice
                         President and Chief Financial Officer, 1993 to 1996;
                         Executive Vice President and Chief Financial Officer,
                         1990-1993, of The New England.
John G. Small, Jr.  .   Senior Vice President of NELICO since 1996. Formerly,
                         Senior Vice President of The New England 1990-1996.
Ellen D. Sullivan . .   Senior Vice President and Associate General Counsel of
                         NELICO since 1997. Formerly, Vice President and
                         Counsel of NELICO in 1996; Vice President and Counsel
                         1994-1996 and Second Vice President and Counsel
                         1985-1994 of The New England.
H. James Wilson . . .   Executive Vice President and General Counsel of NELICO
                         since 1996. Formerly, Executive Vice President and
                         General Counsel of The New England, 1993-1996; Senior
                         Vice President and General Counsel, 1992 to 1993,
                         Senior Vice President and Associate General Counsel,
                         1990 to 1992, of The New England.
John W. Wright  . . .   President, New England Employee Benefits Group (a
                         business unit of NELICO) since 1996. Formerly,
                         President, New England Employee Benefits Group (a
                         business unit of The New England), 1993-1996; Senior
                         Vice President of New England Employee Benefits Group,
                         1989-1993 of The New England.
Frederick K.
 Zimmermann . . . . .   Executive Vice President and Chief Investment Officer
                         of NELICO since 1996. Formerly, Executive Vice
                         President and Chief Investment Officer of The New
                         England 1993-1996; Senior Vice President--Investments,
                         1989 to 1993, of The New England.



  The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

  NELICO is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by applicable Federal securities law, NELICO will give you, as Policy Owner, the right to instruct NELICO how to vote the shares that are attributable to your Policy.

  The Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account, or in any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate account of NELICO or an affiliate, and for which timely instructions are not received, will be voted in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote, for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which voting instructions are received. No voting privileges apply with respect to cash value removed from the Variable Account as a result of a Policy loan.

  All Zenith Fund shares held by the general account (or any unregistered separate account for which voting privileges were not extended) of NELICO or its affiliates will be voted in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Funds' Boards of Trustees to monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences in voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Board of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If NELICO believes any Eligible Fund action is insufficient, NELICO will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NELICO may be unable to remedy.

  If required by state insurance authorities, NELICO may disregard voting instructions if they would require that shares be voted to cause a change in the investment objectives of the portfolios of the Eligible Funds or to approve or disapprove an investment advisory or underwriting contract for a portfolio. In addition, NELICO may disregard voting instructions in favor of changes, initiated by a Policy Owner or an Eligible Fund's Board of Trustees, in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if NELICO (i) reasonably disapproves of the changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or is prohibited by state regulatory authorities or that the change would be inconsistent with a sub-account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NELICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the sub-account. If NELICO does disregard voting instructions, a summary of that action and the reasons for it will be included in the next semiannual report to Policy Owners.


                           RIGHTS RESERVED BY NELICO

  NELICO and its affiliates may change the voting procedures described above, and may vote Eligible Fund shares in their own right without instructions from Policy Owners, if the applicable Federal securities laws or regulations or interpretations of them change. NELICO also reserves the right: (1) to create new investment accounts; (2) to combine any two or more separate investment accounts including the Variable Account; (3) to make available additional sub-accounts of the Variable Account investing in additional Eligible Fund portfolios or in portfolios of other mutual funds; (4) to invest the assets of the Variable Account in securities other than Eligible Fund shares or in shares of a different series of the Eligible Funds as a substitute for such shares already purchased or as the securities to be purchased in the future, to withdraw the availability of a series of the Eligible Funds as an investment option under the Policies, or to transfer assets to NELICO's general account as permitted by applicable law; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (6) to deregister the Variable Account under the Investment Company Act of 1940 if registration is no longer required. NELICO will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. NELICO will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.


                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call the toll-free number 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call the toll-free number 1-800-200-2214.

  You may also call our Client TeleService Center toll-free at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other types of Policy changes, please contact your registered representative.


                                    REPORTS

  NELICO will send you a statement annually showing your Policy's death benefit, cash value and any outstanding Policy loan principal. NELICO will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.


                             ADVERTISING PRACTICES

  NELICO may from time to time receive endorsements of the Policies from professional organizations. NELICO may refer to or use such endorsements in advertisements or sales material for the Policies. NELICO may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Policies. An endorsement of the Policies by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Policies.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by NELICO as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds regarding individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature for the Policies and the Variable Account may refer to historical, current and prospective economic trends.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.


                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland, Asbill & Brennan, L.L.P., Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.


                             REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.


                                    EXPERTS


  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the year ended December 31, 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory balance sheets of New England Variable Life Insurance Company and New England Pension and Annuity Company as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory balance sheet of Exeter Reassurance Company, Ltd. as at December 31, 1995, and the related statutory statements of income, capital and surplus, and cash flows for the year then ended (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended (not included herein); the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995 and for the period August 26, 1994 (commencement of operations) through December 31, 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The balance sheet of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings, and cash flows for the years ended December 31, 1995 and 1994 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The statements of operations and changes in net assets of New England Variable Life Separate Account for the periods ended December 31, 1995 and 1994, have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Rodney J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                        ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on annual premium payments of $16,000 for a male and a female, both aged 55. The insureds are each assumed to be in the nonsmoker standard risk classification. The Tables assume no rider benefits. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. Each illustration is given for a Policy with an Option A death benefit, a Policy with an Option B death benefit and a Policy with an Option C death benefit. A Policy with an Option D death benefit, under the circumstances illustrated, will have the same values as a Policy with an Option B death benefit. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies which may be issued by NELICO or other companies.

  Death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if any policy loan or partial surrender were made during the period of time illustrated, if either or both insureds were in the smoker standard risk classification or a substandard risk classification, or if the Policies were issued at unisex rates.

  The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, a minimum death benefit guarantee charge, a charge for the cost of insurance and charges for any additional benefits) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge that is deducted from the cash value upon surrender, face reduction or lapse during the first 14 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .90% of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations are based on an average of the investment advisory fees and operating expenses incurred by the Eligible Funds, at an annual rate of .77% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the Zenith Fund under which TNE Advisers bear operating expenses of the Zenith Fund Series (other than the Capital Growth Series) that exceed certain amounts. TNE Advisers could terminate the expense cap and expense deferral arrangements at any time. If TNE Advisers terminates these arrangements, the values illustrated on the following pages could be less. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".

  Taking account of the charges for mortality and expense risks in the Variable Account and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.66%, 4.24% and 10.15%, respectively. (See "Net Investment Experience".)

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charges for NELICO's Income Taxes".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

  NELICO will furnish upon request a personalized illustration reflecting the proposed insureds' age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, NELICO will also furnish upon request an illustration for a Policy which is not affected by the sex of the insureds.

  The illustrations using current Policy charges assume that the 9% sales charge is waived after the 15th policy year. For Policies issued in Pennsylvania, NELICO does not intend to waive this charge until after the 17th policy year. Purchasers in Pennsylvania should refer to a personalized illustration, which will reflect the longer duration of this sales charge.

                       MALE AND FEMALE BOTH ISSUE AGE 55

        $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $1,000,000 FACE AMOUNT

           OPTION A (ENHANCED WITH FACE AMOUNT)--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.




                               DEATH BENEFIT                     NET CASH VALUE                    CASH VALUE
         PREMIUMS          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
 END    ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
  OF       AT 5%             RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY   INTEREST    ----------------------------------  ------------------------------  ------------------------------
 YEAR    PER YEAR        0%          6%         12%         0%        6%        12%         0%        6%        12%
------  -----------  ----------  ----------  ----------  --------  --------  ----------  --------  --------  ----------
   1    $   16,800   $1,000,000  $1,000,000  $1,000,000  $  6,047  $  6,820  $    7,595  $ 12,115  $ 12,888  $   13,664
   2        34,440    1,000,000   1,000,000   1,000,000    18,575    20,889      23,299    24,644    26,957      29,368
   3        52,962    1,000,000   1,000,000   1,000,000    23,990    28,646      33,686    36,856    41,512      46,552
   4        72,410    1,000,000   1,000,000   1,000,000    35,885    43,700      52,496    48,751    56,566      65,362
   5        92,831    1,000,000   1,000,000   1,000,000    47,460    59,270      73,091    60,326    72,136      85,957

   6       114,272    1,000,000   1,000,000   1,000,000    60,098    76,755      97,034    71,579    88,236     108,515
   7       136,786    1,000,000   1,000,000   1,000,000    72,412    94,788     123,137    82,507   104,883     133,233
   8       160,425    1,000,000   1,000,000   1,000,000    84,394   113,381     151,613    93,105   122,092     160,323
   9       185,246    1,000,000   1,000,000   1,000,000    96,037   132,550     182,700   103,363   139,875     190,025
  10       211,309    1,000,000   1,000,000   1,000,000   107,336   152,311     216,664   113,276   158,252     222,605

  15       362,520    1,000,000   1,000,000   1,000,000   163,994   266,661     447,188   163,994   266,661     447,188
  20       555,508    1,000,000   1,000,000   1,267,244   210,150   401,840     816,786   210,150   401,840     816,786
  25       801,815    1,000,000   1,000,000   2,120,297   231,327   553,827   1,392,642   231,327   553,827   1,392,642
  30     1,116,173    1,000,000   1,094,750   3,389,671   199,518   719,047   2,226,385   199,518   719,047   2,226,385
  35     1,517,381    1,000,000   1,283,644   4,906,171    23,468   843,116   3,222,444    23,468   843,116   3,222,444
        INTERNAL RATE OF RETURN
           ON NET CASH VALUE          INTERNAL RATE OF RETURN
                ASSUMING                  ON DEATH BENEFIT
 END       HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
  OF    ANNUAL RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY  ------------------------   ------------------------------
 YEAR     0%       6%      12%        0%         6%         12%
------  -------  -------  -------  ---------  ---------  -----------
   1    -62.21%  -57.38%  -52.53%  6,150.00%  6,150.00%   6,150.00%
   2    -31.22   -25.28   -19.38     642.15     642.15      642.15
   3    -30.87   -23.68   -16.69     258.47     258.47      258.47
   4    -21.85   -14.69    -7.77     148.92     148.92      148.92
   5    -16.92    -9.84    -3.00     100.39     100.39      100.39

   6    -13.25    -6.36      .31      73.77      73.77       73.77
   7    -10.92    -4.17     2.37      57.22      57.22       57.22
   8     -9.35    -2.70     3.75      46.06      46.06       46.06
   9     -8.23    -1.66     4.73      38.07      38.07       38.07
  10     -7.41     -.90     5.44      32.11      32.11       32.11

  15     -4.93     1.31     7.45      16.46      16.46       16.46
  20     -4.20     2.12     8.27       9.93       9.93       11.85
  25     -4.53     2.42     8.62       6.48       6.48       11.26
  30     -6.50     2.49     8.66       4.39       4.89       10.79
  35    -40.54     2.17     8.34       3.02       4.22       10.12



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

        $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $1,000,000 FACE AMOUNT

  OPTION B (ENHANCED WITH FACE AMOUNT PLUS CASH VALUE)--VARIABLE DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.




                               DEATH BENEFIT                     NET CASH VALUE                    CASH VALUE
         PREMIUMS          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
 END    ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
  OF       AT 5%             RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY   INTEREST    ----------------------------------  ------------------------------  ------------------------------
 YEAR    PER YEAR        0%          6%         12%         0%        6%        12%         0%        6%        12%
------  -----------  ----------  ----------  ----------  --------  --------  ----------  --------  --------  ----------
   1    $   16,800   $1,012,115  $1,012,888  $1,013,663  $  6,046  $  6,819  $    7,594  $ 12,115  $ 12,888  $   13,663
   2        34,440    1,024,640   1,026,953   1,029,362    18,571    20,884      23,294    24,640    26,953      29,362
   3        52,962    1,036,842   1,041,495   1,046,534    23,976    28,629      33,668    36,842    41,495      46,534
   4        72,410    1,048,717   1,056,527   1,065,316    35,851    43,661      52,450    48,717    56,527      65,316
   5        92,831    1,060,261   1,072,056   1,085,860    47,395    59,190      72,994    60,261    72,056      85,860

   6       114,272    1,071,466   1,088,093   1,108,335    59,985    76,612      96,854    71,466    88,093     108,335
   7       136,786    1,082,327   1,104,646   1,132,922    72,231    94,550     122,826    82,327   104,646     132,922
   8       160,425    1,092,832   1,121,720   1,159,818    84,121   113,009     151,107    92,832   121,720     159,818
   9       185,246    1,102,968   1,139,317   1,189,237    95,642   131,991     181,911   102,968   139,317     189,237
  10       211,309    1,112,725   1,157,443   1,221,418   106,785   151,502     215,478   112,725   157,443     221,418

  15       362,520    1,163,044   1,264,921   1,443,984   163,044   264,921     443,984   163,044   264,921     443,984
  20       555,508    1,206,799   1,394,825   1,802,739   206,799   394,825     802,739   206,799   394,825     802,739
  25       801,815    1,218,793   1,522,505   2,347,843   218,793   522,505   1,347,843   218,793   522,505   1,347,843
  30     1,116,173    1,163,616   1,604,711   3,147,251   163,616   604,711   2,147,251   163,616   604,711   2,147,251
  35     1,517,381                1,528,113   4,242,190             528,113   3,242,190             528,113   3,242,190
          INTERNAL RATE OF RETURN
             ON NET CASH VALUE           INTERNAL RATE OF RETURN
                 ASSUMING                    ON DEATH BENEFIT
 END        HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
  OF     ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  --------------------------    ------------------------------
 YEAR     0%        6%        12%        0%         6%         12%
------  --------  --------  --------  ---------  ---------  -----------
   1    -62.21%   -57.38%   -52.54%   6,225.72%  6,230.55%   6,235.40%
   2    -31.23    -25.29    -19.39      651.81     652.71      653.65
   3    -30.90    -23.70    -16.71      263.34     263.95      264.60
   4    -21.88    -14.73     -7.80      152.39     152.93      153.54
   5    -16.97     -9.88     -3.04      103.22     103.76      104.38

   6    -13.31     -6.41       .25       76.24      76.80       77.46
   7    -10.99     -4.24      2.31       59.47      60.05       60.77
   8     -9.42     -2.78      3.68       48.14      48.76       49.55
   9     -8.32     -1.75      4.64       40.04      40.69       41.55
  10     -7.51      -.99      5.35       33.98      34.67       35.62

  15     -5.01      1.23      7.36       18.11      19.03       20.47
  20     -4.37      1.96      8.13       11.46      12.62       14.65
  25     -5.04      2.00      8.42        7.77       9.19       11.89
  30     -8.30      1.45      8.48        5.23       6.96       10.42
  35                -.33      8.37                   5.03        9.51



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

        $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $1,000,000 FACE AMOUNT

                  OPTION C (FACE AMOUNT)--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.





                               DEATH BENEFIT                     NET CASH VALUE                    CASH VALUE
         PREMIUMS          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
 END    ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
  OF       AT 5%             RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY   INTEREST    ----------------------------------  ------------------------------  ------------------------------
 YEAR    PER YEAR        0%          6%         12%         0%        6%        12%         0%        6%        12%
------  -----------  ----------  ----------  ----------  --------  --------  ----------  --------  --------  ----------
  1     $   16,800   $1,000,000  $1,000,000  $1,000,000  $  6,047  $  6,820  $    7,595  $ 12,115  $ 12,888  $   13,664
  2         34,440    1,000,000   1,000,000   1,000,000    18,575    20,889      23,299    24,644    26,957      29,368
  3         52,962    1,000,000   1,000,000   1,000,000    23,990    28,646      33,686    36,856    41,512      46,552
  4         72,410    1,000,000   1,000,000   1,000,000    35,885    43,700      52,496    48,751    56,566      65,362
  5         92,831    1,000,000   1,000,000   1,000,000    47,460    59,270      73,091    60,326    72,136      85,957

  6        114,272    1,000,000   1,000,000   1,000,000    60,098    76,755      97,034    71,579    88,236     108,515
  7        136,786    1,000,000   1,000,000   1,000,000    72,412    94,788     123,137    82,507   104,883     133,233
  8        160,425    1,000,000   1,000,000   1,000,000    84,394   113,381     151,613    93,105   122,092     160,323
  9        185,246    1,000,000   1,000,000   1,000,000    96,037   132,550     182,700   103,363   139,875     190,025
  10       211,309    1,000,000   1,000,000   1,000,000   107,336   152,311     216,664   113,276   158,252     222,605

  15       362,520    1,000,000   1,000,000   1,000,000   163,994   266,661     447,188   163,994   266,661     447,188
  20       555,508    1,000,000   1,000,000   1,000,000   210,150   401,840     818,035   210,150   401,840     818,035
  25       801,815    1,000,000   1,000,000   1,492,343   231,327   553,827   1,421,279   231,327   553,827   1,421,279
  30     1,116,173    1,000,000   1,000,000   2,510,248   199,518   722,599   2,390,713   199,518   722,599   2,390,713
  35     1,517,381    1,000,000   1,000,000   4,121,254    23,468   923,004   3,925,004    23,468   923,004   3,925,004
        INTERNAL RATE OF RETURN
           ON NET CASH VALUE          INTERNAL RATE OF RETURN
                ASSUMING                  ON DEATH BENEFIT
 END       HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
  OF    ANNUAL RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY  ------------------------   ------------------------------
 YEAR     0%       6%      12%        0%         6%         12%
------  -------  -------  -------  ---------  ---------  -----------
  1     -62.21%  -57.38%  -52.53%  6,150.00%  6,150.00%   6,150.00%
  2     -31.22   -25.28   -19.38     642.15     642.15      642.15
  3     -30.87   -23.68   -16.69     258.47     258.47      258.47
  4     -21.85   -14.69    -7.77     148.92     148.92      148.92
  5     -16.92    -9.84    -3.00     100.39     100.39      100.39

  6     -13.25    -6.36      .31      73.77      73.77       73.77
  7     -10.92    -4.17     2.37      57.22      57.22       57.22
  8      -9.35    -2.70     3.75      46.06      46.06       46.06
  9      -8.23    -1.66     4.73      38.07      38.07       38.07
  10     -7.41     -.90     5.44      32.11      32.11       32.11

  15     -4.93     1.31     7.45      16.46      16.46       16.46
  20     -4.20     2.12     8.28       9.93       9.93        9.93
  25     -4.53     2.42     8.75       6.48       6.48        9.06
  30     -6.50     2.52     9.03       4.39       4.39        9.28
  35    -40.54     2.62     9.18       3.02       3.02        9.39



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

        $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $1,000,000 FACE AMOUNT

           OPTION A (ENHANCED WITH FACE AMOUNT)--FIXED DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.





                               DEATH BENEFIT                     NET CASH VALUE                    CASH VALUE
         PREMIUMS          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
 END    ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
  OF       AT 5%             RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY   INTEREST    ----------------------------------  ------------------------------  ------------------------------
 YEAR    PER YEAR        0%          6%         12%         0%        6%        12%         0%        6%        12%
------  -----------  ----------  ----------  ----------  --------  --------  ----------  --------  --------  ----------
   1    $   16,800   $1,000,000  $1,000,000  $1,000,000  $  5,541  $  6,298  $    7,057  $ 11,610  $ 12,367  $   13,126
   2        34,440    1,000,000   1,000,000   1,000,000    17,565    19,815      22,161    23,634    25,884      28,230
   3        52,962    1,000,000   1,000,000   1,000,000    22,463    26,976      31,864    35,329    39,842      44,730
   4        72,410    1,000,000   1,000,000   1,000,000    33,811    41,370      49,882    46,677    54,236      62,748
   5        92,831    1,000,000   1,000,000   1,000,000    44,791    56,191      69,545    57,657    69,057      82,411

   6       114,272    1,000,000   1,000,000   1,000,000    56,758    72,811      92,373    68,239    84,292     103,854
   7       136,786    1,000,000   1,000,000   1,000,000    68,292    89,820     117,128    78,388    99,916     127,224
   8       160,425    1,000,000   1,000,000   1,000,000    79,340   107,182     143,958    88,051   115,892     152,669
   9       185,246    1,000,000   1,000,000   1,000,000    89,835   124,840     173,016    97,161   132,165     180,341
  10       211,309    1,000,000   1,000,000   1,000,000    99,692   142,724     204,463   105,633   148,664     210,404

  15       362,520    1,000,000   1,000,000   1,000,000   135,060   231,700     404,262   135,060   231,700     404,262
  20       555,508    1,000,000   1,000,000   1,089,549   127,020   302,423     702,256   127,020   302,423     702,256
  25       801,815    1,000,000   1,000,000   1,707,834    26,002   316,905   1,121,730    26,002   316,905   1,121,730
  30     1,116,173                1,000,000   2,391,034             158,067   1,570,466             158,067   1,570,466
  35     1,517,381                            2,715,295                       1,783,445                       1,783,445
        INTERNAL RATE OF RETURN
           ON NET CASH VALUE          INTERNAL RATE OF RETURN
                ASSUMING                  ON DEATH BENEFIT
 END       HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
  OF    ANNUAL RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY  ------------------------   ------------------------------
 YEAR     0%       6%      12%        0%         6%         12%
------  -------  -------  -------  ---------  ---------  -----------
   1    -65.37%  -60.64%  -55.89%  6,150.00%  6,150.00%   6,150.00%
   2    -33.90   -28.00   -22.13     642.15     642.15      642.15
   3    -33.43   -26.17   -19.13     258.47     258.47      258.47
   4    -23.95   -16.71    -9.72     148.92     148.92      148.92
   5    -18.74   -11.55    -4.63     100.39     100.39      100.39

   6    -14.86    -7.85    -1.10      73.77      73.77       73.77
   7    -12.40    -5.52     1.12      57.22      57.22       57.22
   8    -10.76    -3.96     2.61      46.06      46.06       46.06
   9     -9.62    -2.87     3.65      38.07      38.07       38.07
  10     -8.82    -2.09     4.41      32.11      32.11       32.11

  15     -7.60     -.44     6.28      16.46      16.46       16.46
  20     -9.95     -.54     7.00       9.93       9.93       10.63
  25    -38.09    -1.84     7.23       6.48       6.48        9.92
  30              -8.63     6.84                  4.39        9.03
  35                        5.74                              7.60



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

        $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $1,000,000 FACE AMOUNT

  OPTION B (ENHANCED WITH FACE AMOUNT PLUS CASH VALUE)--VARIABLE DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.




                               DEATH BENEFIT                     NET CASH VALUE                    CASH VALUE
         PREMIUMS          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
 END    ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
  OF       AT 5%             RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY   INTEREST    ----------------------------------  ------------------------------  ------------------------------
 YEAR    PER YEAR        0%          6%         12%         0%        6%        12%         0%        6%        12%
------  -----------  ----------  ----------  ----------  --------  --------  ----------  --------  --------  ----------
   1    $   16,800   $1,011,609  $1,012,366  $1,013,125  $  5,541  $  6,297  $    7,057  $ 11,609  $ 12,366  $   13,125
   2        34,440    1,023,629   1,025,879   1,028,224    17,560    19,810      22,155    23,629    25,879      28,224
   3        52,962    1,035,313   1,039,824   1,044,711    22,447    26,958      31,845    35,313    39,824      44,711
   4        72,410    1,046,640   1,054,192   1,062,697    33,774    41,326      49,831    46,640    54,192      62,697
   5        92,831    1,057,582   1,068,966   1,082,300    44,716    56,100      69,434    57,582    68,966      82,300

   6       114,272    1,068,103   1,084,119   1,103,637    56,622    72,639      92,156    68,103    84,119     103,637
   7       136,786    1,078,158   1,099,615   1,126,832    68,063    89,520     116,736    78,158    99,615     126,832
   8       160,425    1,087,686   1,115,396   1,151,966    78,976   106,685     143,286    87,686   115,396     151,966
   9       185,246    1,096,603   1,131,378   1,179,233    89,277   124,052     171,908    96,603   131,378     179,233
  10       211,309    1,104,806   1,147,454   1,208,634    98,865   141,513     202,693   104,806   147,454     208,634

  15       362,520    1,130,961   1,224,406   1,391,162   130,961   224,406     391,162   130,961   224,406     391,162
  20       555,508    1,113,977   1,272,253   1,633,940   113,777   272,253     633,940   113,777   272,253     633,940
  25       801,815                1,218,496   1,899,477             218,496     899,477             218,496     899,477
  30     1,116,173                            2,074,649                       1,074,649                       1,074,649
  35     1,517,381                            1,880,484                         880,484                         880,484
        INTERNAL RATE OF RETURN
           ON NET CASH VALUE          INTERNAL RATE OF RETURN
                ASSUMING                  ON DEATH BENEFIT
 END       HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
  OF    ANNUAL RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY  ------------------------   ------------------------------
 YEAR     0%       6%      12%        0%         6%         12%
------  -------  -------  -------  ---------  ---------  -----------
   1    -65.37%  -60.64%  -55.90%  6,222.56%  6,227.29%   6,232.03%
   2    -33.92   -28.01   -22.14     651.42     652.29      653.21
   3    -33.45   -26.19   -19.16     263.14     263.73      264.37
   4    -23.99   -16.75    -9.76     152.24     152.77      153.36
   5    -18.80   -11.60    -4.69     103.09     103.61      104.22

   6    -14.93    -7.92    -1.17      76.13      76.67       77.31
   7    -12.48    -5.60     1.04      59.36      59.92       60.62
   8    -10.86    -4.06     2.50      48.03      48.62       49.39
   9     -9.75    -3.00     3.52      39.92      40.55       41.38
  10     -8.98    -2.25     4.26      33.85      34.52       35.44

  15     -8.04     -.84     5.89      17.81      18.67       20.06
  20    -11.35    -1.57     6.14      10.81      11.88       13.87
  25              -5.05     5.77                  7.77       10.58
  30                        4.79                              8.30
  35                        2.39                              5.98



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55

        $16,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $1,000,000 FACE AMOUNT

                  OPTION C (FACE AMOUNT)--FIXED DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.




                               DEATH BENEFIT                     NET CASH VALUE                    CASH VALUE
         PREMIUMS          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
 END    ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                    GROSS ANNUAL
  OF       AT 5%             RATE OF RETURN OF                 RATE OF RETURN OF               RATE OF RETURN OF
POLICY   INTEREST    ----------------------------------  ------------------------------  ------------------------------
 YEAR    PER YEAR        0%          6%         12%         0%        6%        12%         0%        6%        12%
------  -----------  ----------  ----------  ----------  --------  --------  ----------  --------  --------  ----------
   1    $   16,800   $1,000,000  $1,000,000  $1,000,000  $  5,541  $  6,298  $    7,057  $ 11,610  $ 12,367  $   13,126
   2        34,440    1,000,000   1,000,000   1,000,000    17,565    19,815      22,161    23,634    25,884      28,230
   3        52,962    1,000,000   1,000,000   1,000,000    22,463    26,976      31,864    35,329    39,842      44,730
   4        72,410    1,000,000   1,000,000   1,000,000    33,811    41,370      49,882    46,677    54,236      62,748
   5        92,831    1,000,000   1,000,000   1,000,000    44,791    56,191      69,545    57,657    69,057      82,411

   6       114,272    1,000,000   1,000,000   1,000,000    56,758    72,811      92,373    68,239    84,292     103,854
   7       136,786    1,000,000   1,000,000   1,000,000    68,292    89,820     117,128    78,388    99,916     127,224
   8       160,425    1,000,000   1,000,000   1,000,000    79,340   107,182     143,958    88,051   115,892     152,669
   9       185,246    1,000,000   1,000,000   1,000,000    89,835   124,840     173,016    97,161   132,165     180,341
  10       211,309    1,000,000   1,000,000   1,000,000    99,692   142,724     204,463   105,633   148,664     210,404

  15       362,520    1,000,000   1,000,000   1,000,000   135,060   231,700     404,262   135,060   231,700     404,262
  20       555,508    1,000,000   1,000,000   1,000,000   127,020   302,423     703,099   127,020   302,423     703,099
  25       801,815    1,000,000   1,000,000   1,261,478    26,002   316,905   1,201,407    26,002   316,905   1,201,407
  30     1,116,173                1,000,000   2,098,400             158,067   1,998,476             158,067   1,998,476
  35     1,517,381                            3,372,010                       3,211,438                       3,211,438
        INTERNAL RATE OF RETURN
           ON NET CASH VALUE          INTERNAL RATE OF RETURN
                ASSUMING                  ON DEATH BENEFIT
 END       HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
  OF    ANNUAL RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY  ------------------------   ------------------------------
 YEAR     0%       6%      12%        0%         6%         12%
------  -------  -------  -------  ---------  ---------  -----------
   1    -65.37%  -60.64%  -55.89%  6,150.00%  6,150.00%   6,150.00%
   2    -33.90   -28.00   -22.13     642.15     642.15      642.15
   3    -33.43   -26.17   -19.13     258.47     258.47      258.47
   4    -23.95   -16.71    -9.72     148.92     148.92      148.92
   5    -18.74   -11.55    -4.63     100.39     100.39      100.39

   6    -14.86    -7.85    -1.10      73.77      73.77       73.77
   7    -12.40    -5.52     1.12      57.22      57.22       57.22
   8    -10.76    -3.96     2.61      46.06      46.06       46.06
   9     -9.62    -2.87     3.65      38.07      38.07       38.07
  10     -8.82    -2.09     4.41      32.11      32.11       32.11

  15     -7.60     -.44     6.28      16.46      16.46       16.46
  20     -9.95     -.54     7.02       9.93       9.93        9.93
  25    -38.09    -1.84     7.68       6.48       6.48        7.99
  30              -8.63     8.11                  4.39        8.36
  35                        8.33                              8.53



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in this Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not represent what may happen in the future.

  The Policies were not available until January, 1994. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Loomis Sayles Avanti Growth Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available under the Policies on December 19, 1994. The remaining Zenith Fund series commenced operations on October 31, 1994 and were made available under the Policies in May 1996. The Equity-Income Portfolio and Overseas Portfolio of the VIP Fund commenced operations on October 9, 1986 and January 28, 1987, respectively. The High Income Portfolio of the VIP Fund and the Asset Manager Portfolio of the VIP Fund II commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options on December 19, 1994. The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of .90%. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

VARIABLE ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account which invests in the Eligible Funds. The investment experience of the sub-account or sub-accounts you choose will affect the values and benefits of your Policy.

  Many factors in addition to investment experience will affect the actual values and benefits of your Policy. For instance, these investment experience figures do not reflect the charges deducted from premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, the rate is calculated by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                      SUB-ACCOUNT INVESTING IN ZENITH FUND




                                                              ANNUAL NET RATE OF RETURN
                  ------------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
                  8/26/83-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83  12/31/84  12/31/85  12/31/86  12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93
-----------       --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Capital
 Growth*  . . .    8.52%     -1.25%    66.59%    93.46%    51.34%    -9.61%    29.59%    -4.35%    52.61%    -6.90%    13.94%
Bond Income . .    2.72      11.77     17.70     13.81      1.35      7.40     11.29      7.11     16.90      7.21     11.60
Money Market  .    2.97       9.63      7.29      5.85      5.57      6.55      8.28      7.22      5.26      2.87      2.05

                                                8/26/83-    8/26/83-
                                                12/31/96    12/31/96
                                                  TOTAL     EFFECTIVE
SUB-ACCOUNT       12/31/94  12/31/95  12/31/96   RETURN      ANNUAL
-----------       --------  --------  --------  ---------  -----------
Capital
 Growth*  . . .    -7.90%    36.80%    19.98%   1,333.22%    22.07%
Bond Income . .    -4.23     20.12      3.67      232.82      9.43
Money Market  .     3.04      4.75      4.18      108.05      5.64






                                                           ANNUAL NET RATE OF RETURN
                       --------------------------------------------------------------------------------------------------
                                                                   FOR ONE YEAR ENDING
                       5/1/87-   ----------------------------------------------------------------------------------------
SUB-ACCOUNT            12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
-----------            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Stock Index  . . . . . -12.73%    15.30%    28.99%    -5.01%    29.27%    6.33%     8.74%      0.21%    35.69%    21.36%
Managed  . . . . . . .  -1.26      8.50     18.02      2.28     19.10     5.74      9.69      -2.00     30.09     13.99

                       5/1/87-     5/1/87-
                       12/31/96   12/31/96
                        TOTAL     EFFECTIVE
SUB-ACCOUNT             RETURN     ANNUAL
-----------            --------  -----------
Stock Index  . . . . . 204.13%     12.19%
Managed  . . . . . . . 159.64      10.37






                                                                      ANNUAL NET RATE OF RETURN
                                                                --------------------------------------  4/30/93-   4/30/93-
                                                                              FOR ONE YEAR ENDING       12/31/96   12/31/96
                                                                4/30/93-  ----------------------------   TOTAL     EFFECTIVE
SUB-ACCOUNT                                                     12/31/93  12/31/94  12/31/95  12/31/96   RETURN     ANNUAL
-----------                                                     --------  --------  --------  --------  --------  -----------
Growth and Income . . . . . . . . . . . . . . . . . . . . . . .  13.55%    -2.09%    35.25%    17.03%    75.98%     16.64%
Avanti Growth . . . . . . . . . . . . . . . . . . . . . . . . .  14.05     -1.16     29.19     16.55     69.72      15.50






                                                                           ANNUAL NET RATE OF RETURN
                                                                          ----------------------------
                                                                                       FOR ONE YEAR     5/2/94-     5/2/94-
                                                                                          ENDING        12/31/96   12/31/96
                                                                          5/3/94-   ------------------   TOTAL     EFFECTIVE
SUB-ACCOUNT                                                               12/31/94  12/31/95  12/31/96   RETURN     ANNUAL
-----------                                                               --------  --------  --------  --------  -----------
Small Cap . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -3.80%    27.69%    29.50%    59.08%     19.02%





                                                                          ANNUAL NET RATE OF RETURN
                                                                        -----------------------------
                                                                                      FOR ONE YEAR     10/31/94-   10/31/94-
                                                                                         ENDING        12/31/96    12/31/96
                                                                        10/31/94-  ------------------    TOTAL     EFFECTIVE
SUB-ACCOUNT                                                             12/31/94   12/31/95  12/31/96   RETURN      ANNUAL
-----------                                                             ---------  --------  --------  ---------  -----------
Equity Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -4.34%     47.37%    12.15%    58.10%      23.52%
Balanced  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -.25      23.68     15.86     42.94       17.91
Venture Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -3.64      38.04     24.71     65.87       26.29
International Magnum Equity** . . . . . . . . . . . . . . . . . . . . .   2.45       5.28      5.71     14.02        6.24





---------

* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Morgan Stanley International Magnum Equity Series' sub-adviser was
   Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser.

           SUB-ACCOUNTS INVESTING IN VARIABLE INSURANCE PRODUCTS FUND




                                                          ANNUAL NET RATE OF RETURN
                 ----------------------------------------------------------------------------------------------------------
                                                                  FOR ONE YEAR ENDING
                 10/9/86-  ------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/86  12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
-----------      --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Equity-Income  .  0.00%     -2.02%    21.61%    16.30%   -16.05%    30.26%    15.84%    17.23%    6.11%     33.89%    13.25%

                 10/9/86-   10/9/86-
                 12/31/96   12/31/96
                  TOTAL     EFFECTIVE
SUB-ACCOUNT       RETURN     ANNUAL
-----------      --------  -----------
Equity-Income  . 231.07%     12.42%






                                                      ANNUAL NET RATE OF RETURN
                  --------------------------------------------------------------------------------------------------  5/1/87-
                                                              FOR ONE YEAR ENDING                                     12/31/96
                  1/28/87-  ----------------------------------------------------------------------------------------   TOTAL
SUB-ACCOUNT       12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96   RETURN
-----------       --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Overseas  . . . .  -6.16%    7.16%     25.15%    -2.55%    7.03%    -11.52%    36.12%    0.82%     8.70%     12.19%    94.36%

                    5/1/87-
                   12/31/96
                   EFFECTIVE
SUB-ACCOUNT         ANNUAL
-----------       -----------
Overseas  . . . .    6.93%






                                                            ANNUAL NET RATE OF RETURN
              ------------------------------------------------------------------------------------------------------------
                                                                    FOR ONE YEAR ENDING
              9/19/85-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT   12/31/85  12/31/86  12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
-----------   --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
High
 Income . .    6.11%     16.63%    0.31%     10.64%    -5.03%    -3.11%    33.87%    22.06%    19.32%    -2.43%    19.53%

                        9/19/85-   9/19/85-
                        12/31/96   12/31/96
                         TOTAL     EFFECTIVE
SUB-ACCOUNT   12/31/96   RETURN     ANNUAL
-----------   --------  --------  -----------
High
 Income . .      13.00% 224.72%     11.00%




          SUB-ACCOUNT INVESTING IN VARIABLE INSURANCE PRODUCTS FUND II




                                                            ANNUAL NET RATE OF RETURN
                                  ------------------------------------------------------------------------------  9/6/89-
                                                                    FOR ONE YEAR ENDING                           12/31/96
                                  9/6/89-   --------------------------------------------------------------------   TOTAL
SUB-ACCOUNT                       12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96   RETURN
-----------                       --------  --------  --------  --------  --------  --------  --------  --------  --------
Asset Manager . . . . . . . . . .  0.53%     5.76%     21.46%    10.71%    20.15%    -6.93%    15.91%    13.57%   110.44%

                                    9/6/89
                                   12/31/96
                                   EFFECTIVE
SUB-ACCOUNT                         ANNUAL
-----------                       -----------
Asset Manager . . . . . . . . . .   10.70%

POLICY PERFORMANCE

  The material below assumes a Policy was issued with a $1 million face amount and annual premiums of $16,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account, January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male and a female, both age 55 in the nonsmoker standard risk category. The first example shows such a Policy with an Option A death benefit, the second example shows a Policy with an Option B death benefit and the third example shows a Policy with an Option C death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of policy investment experience also reflect all Policy charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                             OPTION A DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*



                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
August 26, 1983 .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1983 . . . . . .     16,000   1,000,000   1,000,000    14,491     8,422     -84.19%              --
December 31,
 1984 . . . . . .     32,000   1,000,000   1,000,000    26,856    20,787     -42.50         1,975.63%
December 31,
 1985 . . . . . .     48,000   1,000,000   1,000,000    60,394    47,528       -.73           434.27
December 31,
 1986 . . . . . .     64,000   1,000,000   1,000,000   129,603   116,737      34.44           206.69
December 31,
 1987 . . . . . .     80,000   1,000,000   1,000,000   205,962   193,096      39.09           127.42
December 31,
 1988 . . . . . .     96,000   1,000,000   1,000,000   198,941   186,652      23.49            88.99
December 31,
 1989 . . . . . .    112,000   1,000,000   1,000,000   270,617   259,713      24.89            66.82
December 31,
 1990 . . . . . .    128,000   1,000,000   1,000,000   269,342   259,823      18.01            52.57
December 31,
 1991 . . . . . .    144,000   1,000,000   1,000,000   424,971   416,837      23.52            42.74
December 31,
 1992 . . . . . .    160,000   1,000,000   1,000,000   409,235   402,486      18.18            35.59
December 31,
 1993 . . . . . .    176,000   1,000,000   1,000,000   479,444   474,123      17.53            30.19
December 31,
 1994 . . . . . .    192,000   1,000,000   1,000,000   450,141   446,304      13.64            25.98
December 31,
 1995 . . . . . .    208,000   1,000,000   1,088,149   635,972   633,621      16.31            23.78
December 31,
 1996 . . . . . .    224,000   1,000,000   1,315,133   775,204   774,337      16.65            23.32

ZENITH BOND INCOME SUB-ACCOUNT




                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
August 26, 1983 .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1983 . . . . . .     16,000   1,000,000   1,000,000    13,680     7,611     -88.18%              --
December 31,
 1984 . . . . . .     32,000   1,000,000   1,000,000    28,890    22,822     -34.63         1,975.63%
December 31,
 1985 . . . . . .     48,000   1,000,000   1,000,000    47,663    34,797     -22.48           434.27
December 31,
 1986 . . . . . .     64,000   1,000,000   1,000,000    67,356    54,490      -8.59           206.69
December 31,
 1987 . . . . . .     80,000   1,000,000   1,000,000    81,112    68,245      -6.74           127.42
December 31,
 1988 . . . . . .     96,000   1,000,000   1,000,000    99,937    87,648      -3.20            88.99
December 31,
 1989 . . . . . .    112,000   1,000,000   1,000,000   124,057   113,153        .31            66.82
December 31,
 1990 . . . . . .    128,000   1,000,000   1,000,000   145,900   136,381       1.64            52.57
December 31,
 1991 . . . . . .    144,000   1,000,000   1,000,000   183,803   175,669       4.52            42.74
December 31,
 1992 . . . . . .    160,000   1,000,000   1,000,000   209,173   202,424       4.78            35.59
December 31,
 1993 . . . . . .    176,000   1,000,000   1,000,000   245,781   240,459       5.71            30.19
December 31,
 1994 . . . . . .    192,000   1,000,000   1,000,000   247,530   243,694       4.00            25.98
December 31,
 1995 . . . . . .    208,000   1,000,000   1,000,000   311,461   309,109       6.04            22.62
December 31,
 1996 . . . . . .    224,000   1,000,000   1,000,000   336,221   335,354       5.69            19.89



ZENITH MONEY MARKET SUB-ACCOUNT




                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
August 26, 1983 .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1983 . . . . . .     16,000   1,000,000   1,000,000    13,710     7,642     -88.04%              --
December 31,
 1984 . . . . . .     32,000   1,000,000   1,000,000    28,017    21,948     -38.00         1,975.63%
December 31,
 1985 . . . . . .     48,000   1,000,000   1,000,000    43,264    30,398     -31.13           434.27
December 31,
 1986 . . . . . .     64,000   1,000,000   1,000,000    58,797    45,931     -17.46           206.69
December 31,
 1987 . . . . . .     80,000   1,000,000   1,000,000    75,013    62,147     -10.68           127.42
December 31,
 1988 . . . . . .     96,000   1,000,000   1,000,000    92,845    80,556      -6.17            88.99
December 31,
 1989 . . . . . .    112,000   1,000,000   1,000,000   113,251   102,347      -2.70            66.82
December 31,
 1990 . . . . . .    128,000   1,000,000   1,000,000   133,966   124,447       -.73            52.57
December 31,
 1991 . . . . . .    144,000   1,000,000   1,000,000   153,354   145,221        .19            42.74
December 31,
 1992 . . . . . .    160,000   1,000,000   1,000,000   169,848   163,099        .40            35.59
December 31,
 1993 . . . . . .    176,000   1,000,000   1,000,000   185,716   180,395        .46            30.19
December 31,
 1994 . . . . . .    192,000   1,000,000   1,000,000   204,420   200,583        .74            25.98
December 31,
 1995 . . . . . .    208,000   1,000,000   1,000,000   227,033   224,682       1.21            22.62
December 31,
 1996 . . . . . .    224,000   1,000,000   1,000,000   249,272   248,406       1.50            19.89

ZENITH STOCK INDEX SUB-ACCOUNT




                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
May 1, 1987 . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1987 . . . . . .     16,000   1,000,000   1,000,000    11,256     5,188     -81.45%              --
December 31,
 1988 . . . . . .     32,000   1,000,000   1,000,000    26,542    20,473     -32.91         1,033.28%
December 31,
 1989 . . . . . .     48,000   1,000,000   1,000,000    50,376    37,510     -14.14           328.36
December 31,
 1990 . . . . . .     64,000   1,000,000   1,000,000    59,886    47,020     -13.80           174.11
December 31,
 1991 . . . . . .     80,000   1,000,000   1,000,000    91,460    78,594       -.66           112.69
December 31,
 1992 . . . . . .     96,000   1,000,000   1,000,000   110,640    98,698        .87            80.87
December 31,
 1993 . . . . . .    112,000   1,000,000   1,000,000   133,587   123,030       2.56            61.77
December 31,
 1994 . . . . . .    128,000   1,000,000   1,000,000   146,438   137,266       1.67            49.18
December 31,
 1995 . . . . . .    144,000   1,000,000   1,000,000   215,224   207,437       7.71            40.32
December 31,
 1996 . . . . . .    160,000   1,000,000   1,000,000   273,032   266,630       9.65            33.80



ZENITH MANAGED SUB-ACCOUNT




                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------   -------     --------    -----    --------  -------------   -------------
May 1, 1987 . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1987 . . . . . .     16,000   1,000,000   1,000,000    12,752     6,684     -72.90%              --
December 31,
 1988 . . . . . .     32,000   1,000,000   1,000,000    27,239    21,170     -30.79         1,033.28%
December 31,
 1989 . . . . . .     48,000   1,000,000   1,000,000    47,116    34,250     -19.04           328.36
December 31,
 1990 . . . . . .     64,000   1,000,000   1,000,000    61,438    48,572     -12.39           174.11
December 31,
 1991 . . . . . .     80,000   1,000,000   1,000,000    87,193    74,327      -2.75           112.69
December 31,
 1992 . . . . . .     96,000   1,000,000   1,000,000   105,767      9325       -.72            80.87
December 31,
 1993 . . . . . .    112,000   1,000,000   1,000,000   129,080   118,522       1.54            61.77
December 31,
 1994 . . . . . .    128,000   1,000,000   1,000,000   138,970   129,797        .33            49.18
December 31,
 1995 . . . . . .    144,000   1,000,000   1,000,000   196,363   188,575       5.71            40.32
December 31,
 1996 . . . . . .    160,000   1,000,000   1,000,000   236,097   229,695       6.87            33.80



ZENITH GROWTH AND INCOME SUB-ACCOUNT




                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
April 30,
 1993 . . . . . .   $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1993 . . . . . .    16,000    1,000,000   1,000,000   14,577    8,508      -60.97%              --
December 31,
 1994 . . . . . .    32,000    1,000,000   1,000,000   27,146   21,078      -31.00         1,028.55%
December 31,
 1995 . . . . . .    48,000    1,000,000   1,000,000   52,666   39,800      -10.84           327.65
December 31,
 1996 . . . . . .    64,000    1,000,000   1,000,000   75,783   62,917        -.78           173.87

ZENITH AVANTI GROWTH SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
April 30, 1993  .   $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1993 . . . . . .    16,000    1,000,000   1,000,000   14,645    8,576      -60.51%              --
December 31,
 1994 . . . . . .    32,000    1,000,000   1,000,000   27,406   21,338      -30.21         1,028.55%
December 31,
 1995 . . . . . .    48,000    1,000,000   1,000,000   51,283   38,417      -12.80           327.65
December 31,
 1996 . . . . . .    64,000    1,000,000   1,000,000   73,313   60,447       -2.62           173.87


ZENITH SMALL CAP SUB-ACCOUNT

                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
May 2, 1994 . .     $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . .      16,000    1,000,000   1,000,000   12,279    6,210      -75.86%              --
December 31,
 1995 . . . . .      32,000    1,000,000   1,000,000   31,142   25,073      -19.28         1,038.05%
December 31,
 1996 . . . . .      48,000    1,000,000   1,000,000   55,058   42,192       -7.57           329.07


ZENITH EQUITY GROWTH SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . .     $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . .      16,000    1,000,000   1,000,000   12,802    6,733     -100.00%              --
December 31,
 1995 . . . . .      32,000    1,000,000   1,000,000   31,158   25,089      -32.53         3,271.69%
December 31,
 1996 . . . . .      48,000    1,000,000   1,000,000   48,185   35,319      -24.88           522.96


ZENITH BALANCED SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . .     $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . .      16,000    1,000,000   1,000,000   13,532    7,464      -98.96%              --
December 31,
 1995 . . . . .      32,000    1,000,000   1,000,000   29,802   23,733      -38.93         3,271.69%
December 31,
 1996 . . . . .      48,000    1,000,000   1,000,000   47,858   34,992      -25.59           522.96


ZENITH VENTURE VALUE SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . .     $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . .      16,000    1,000,000   1,000,000   13,117    7,049     -100.00%              --
December 31,
 1995 . . . . .      32,000    1,000,000   1,000,000   31,121   25,052      -32.71         3,271.69%
December 31,
 1996 . . . . .      48,000    1,000,000   1,000,000   52,326   39,460      -16.20           522.96

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . . .   $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . . .    16,000    1,000,000   1,000,000   13,863    7,795      -98.65%              --
December 31,
 1995 . . . . . .    32,000    1,000,000   1,000,000   27,965   21,896      -47.56         3,271.69%
December 31,
 1996 . . . . . .    48,000    1,000,000   1,000,000   42,658   29,792      -37.55           522.96


EQUITY-INCOME SUB-ACCOUNT



                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
October 9,
 1986 . . . . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1986 . . . . . .     16,000   1,000,000   1,000,000    13,590     7,521     -96.38%              --
December 31,
 1987 . . . . . .     32,000   1,000,000   1,000,000    23,548    17,479     -63.02         2,723.89%
December 31,
 1988 . . . . . .     48,000   1,000,000   1,000,000    41,197    28,331     -39.03           490.23
December 31,
 1989 . . . . . .     64,000   1,000,000   1,000,000    60,910    48,044     -16.25           221.84
December 31,
 1990 . . . . . .     80,000   1,000,000   1,000,000    64,281    51,415     -19.75           133.88
December 31,
 1991 . . . . . .     96,000   1,000,000   1,000,000    97,173    84,653      -4.62            92.44
December 31,
 1992 . . . . . .    112,000   1,000,000   1,000,000   126,352   115,217        .88            68.91
December 31,
 1993 . . . . . .    128,000   1,000,000   1,000,000   160,443   150,694       4.34            53.96
December 31,
 1994 . . . . . .    144,000   1,000,000   1,000,000   182,079   173,714       4.39            43.72
December 31,
 1995 . . . . . .    160,000   1,000,000   1,000,000   258,099   251,120       9.26            36.31
December 31,
 1996 . . . . . .    176,000   1,000,000   1,000,000   303,832   298,262       9.72            30.74



OVERSEAS SUB-ACCOUNT



                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
January 28,
 1987 . . . . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --              --
December 31,
 1987 . . . . . .     16,000   1,000,000   1,000,000    11,596     5,527     -68.38%             --
December 31,
 1988 . . . . . .     32,000   1,000,000   1,000,000    27,183    21,115     -25.92          707.99%
December 31,
 1989 . . . . . .     48,000   1,000,000   1,000,000    48,821    35,955     -14.30          272.18
December 31,
 1990 . . . . . .     64,000   1,000,000   1,000,000    60,413    47,547     -11.91          154.15
December 31,
 1991 . . . . . .     80,000   1,000,000   1,000,000    78,294    65,428      -6.81          103.01
December 31,
 1992 . . . . . .     96,000   1,000,000   1,000,000    80,122    68,641      -9.74           75.31
December 31,
 1993 . . . . . .    112,000   1,000,000   1,000,000   125,608   115,513        .79           58.22
December 31,
 1994 . . . . . .    128,000   1,000,000   1,000,000   137,840   129,129        .20           46.75
December 31,
 1995 . . . . . .    144,000   1,000,000   1,000,000   165,500   158,174       1.90           38.57
December 31,
 1996 . . . . . .    160,000   1,000,000   1,000,000   197,835   191,894       3.32           32.48

HIGH INCOME SUB-ACCOUNT




                                                                           INTERNAL RATE
                      TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                     PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                   PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                 --------  ----------  ----------  --------  --------  -------------  ---------------
September 19,
 1985  . . . . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1985  . . . . . .     16,000   1,000,000   1,000,000    14,274     8,205     -90.62%              --
December 31,
 1986  . . . . . .     32,000   1,000,000   1,000,000    29,761    23,692     -33.71         2,337.90%
December 31,
 1987  . . . . . .     48,000   1,000,000   1,000,000    42,563    29,697     -34.27           463.37
December 31,
 1988  . . . . . .     64,000   1,000,000   1,000,000    60,045    47,179     -16.70           214.72
December 31,
 1989  . . . . . .     80,000   1,000,000   1,000,000    69,113    56,247     -15.33           130.87
December 31,
 1990  . . . . . .     96,000   1,000,000   1,000,000    79,401    66,997     -13.01            90.84
December 31,
 1991  . . . . . .    112,000   1,000,000   1,000,000   119,247   108,228      -1.05            67.95
December 31,
 1992  . . . . . .    128,000   1,000,000   1,000,000   157,896   148,262       3.86            53.32
December 31,
 1993  . . . . . .    144,000   1,000,000   1,000,000   201,189   192,940       6.72            43.27
December 31,
 1994  . . . . . .    160,000   1,000,000   1,000,000   208,379   201,515       4.75            35.98
December 31,
 1995. . . . . . .    176,000   1,000,000   1,000,000   262,022   256,576       6.94            30.49
December 31,
 1996  . . . . . .    192,000   1,000,000   1,000,000   308,587   304,627       7.70            26.21



ASSET MANAGER SUB-ACCOUNT



                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
September 6,
 1989 . . . . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1989 . . . . . .     16,000   1,000,000   1,000,000    13,583     7,514     -90.73%              --
December 31,
 1990 . . . . . .     32,000   1,000,000   1,000,000    27,598    21,529     -40.93         2,130.09%
December 31,
 1991 . . . . . .     48,000   1,000,000   1,000,000    46,904    34,038     -24.47           447.21
December 31,
 1992 . . . . . .     64,000   1,000,000   1,000,000    65,176    52,310     -10.91           210.30
December 31,
 1993 . . . . . .     80,000   1,000,000   1,000,000    91,834    78,968       -.56           128.98
December 31,
 1994 . . . . . .     96,000   1,000,000   1,000,000    97,152    84,747      -4.43            89.83
December 31,
 1995 . . . . . .    112,000   1,000,000   1,000,000   126,191   115,172        .84            67.33
December 31,
 1996 . . . . . .    128,000   1,000,000   1,000,000   156,439   146,805       3.57            52.92

                             OPTION B DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*




                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
August 26,
 1983 . . . . . .   $ 16,000  $1,000,000  $1,013,861  $ 13,861  $  7,792         --               --
December 31,
 1983 . . . . . .     16,000   1,000,000   1,014,491    14,491     8,422     -84.19%              --
December 31,
 1984 . . . . . .     32,000   1,000,000   1,026,854    26,854    20,785     -42.51         2,018.29%
December 31,
 1985 . . . . . .     48,000   1,000,000   1,060,380    60,380    47,514       -.75           449.10
December 31,
 1986 . . . . . .     64,000   1,000,000   1,129,535   129,535   116,669      34.41           219.75
December 31,
 1987 . . . . . .     80,000   1,000,000   1,205,770   205,770   192,904      39.05           139.32
December 31,
 1988 . . . . . .     96,000   1,000,000   1,198,653   198,653   186,364      23.43            96.96
December 31,
 1989 . . . . . .    112,000   1,000,000   1,270,045   270,045   259,141      24.83            74.82
December 31,
 1990 . . . . . .    128,000   1,000,000   1,268,560   268,560   259,041      17.93            58.97
December 31,
 1991 . . . . . .    144,000   1,000,000   1,423,320   423,320   415,186      23.43            50.71
December 31,
 1992 . . . . . .    160,000   1,000,000   1,407,176   407,176   400,428      18.09            42.22
December 31,
 1993 . . . . . .    176,000   1,000,000   1,476,651   476,651   471,329      17.43            36.83
December 31,
 1994 . . . . . .    192,000   1,000,000   1,447,430   447,430   443,593      13.55            31.60
December 31,
 1995 . . . . . .    208,000   1,000,000   1,631,940   631,940   629,588      16.22            29.35
December 31,
 1996 . . . . . .    224,000   1,000,000   1,770,021   770,021   769,154      16.56            27.04



ZENITH BOND INCOME SUB-ACCOUNT




                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
August 26,
 1983 . . . . . .   $ 16,000  $1,000,000  $1,013,861  $ 13,861  $  7,792         --               --
December 31,
 1983 . . . . . .     16,000   1,000,000   1,013,680    13,680     7,611     -88.18%              --
December 31,
 1984 . . . . . .     32,000   1,000,000   1,028,888    28,888    22,819     -34.64         2,021.51%
December 31,
 1985 . . . . . .     48,000   1,000,000   1,047,652    47,652    34,786     -22.50           446.02
December 31,
 1986 . . . . . .     64,000   1,000,000   1,067,324    67,324    54,458      -8.62           213.62
December 31,
 1987 . . . . . .     80,000   1,000,000   1,081,045    81,045    68,179      -6.78           132.32
December 31,
 1988 . . . . . .     96,000   1,000,000   1,099,811    99,811    87,522      -3.25            93.15
December 31,
 1989 . . . . . .    112,000   1,000,000   1,123,830   123,830   112,926        .25            70.70
December 31,
 1990 . . . . . .    128,000   1,000,000   1,145,530   145,530   136,011       1.57            56.21
December 31,
 1991 . . . . . .    144,000   1,000,000   1,183,177   183,177   175,044       4.44            46.52
December 31,
 1992 . . . . . .    160,000   1,000,000   1,208,239   208,239   201,491       4.68            39.25
December 31,
 1993 . . . . . .    176,000   1,000,000   1,244,514   244,514   239,192       5.61            33.91
December 31,
 1994 . . . . . .    192,000   1,000,000   1,246,235   246,235   242,398       3.91            29.32
December 31,
 1995 . . . . . .    208,000   1,000,000   1,309,757   309,757   307,406       5.96            26.33
December 31,
 1996 . . . . . .    224,000   1,000,000   1,334,246   334,246   333,379       5.61            23.51

ZENITH MONEY MARKET SUB-ACCOUNT




                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
August 26,
 1983 . . . . . .   $ 16,000  $1,000,000  $1,013,861  $ 13,861  $  7,792         --               --
December 31,
 1983 . . . . . .     16,000   1,000,000   1,013,710    13,710     7,641     -88.04%              --
December 31,
 1984 . . . . . .     32,000   1,000,000   1,028,015    28,015    21,946     -38.01         2,020.13%
December 31,
 1985 . . . . . .     48,000   1,000,000   1,043,254    43,254    30,388     -31.15           444.95
December 31,
 1986 . . . . . .     64,000   1,000,000   1,058,770    58,770    45,904     -17.49           212.76
December 31,
 1987 . . . . . .     80,000   1,000,000   1,074,953    74,953    62,087     -10.72           131.96
December 31,
 1988 . . . . . .     96,000   1,000,000   1,092,731    92,731    80,442      -6.22            92.86
December 31,
 1989 . . . . . .    112,000   1,000,000   1,113,048   113,048   102,144      -2.76            70.38
December 31,
 1990 . . . . . .    128,000   1,000,000   1,133,632   133,632   124,114       -.80            55.93
December 31,
 1991 . . . . . .    144,000   1,000,000   1,152,843   152,843   144,710        .11            45.93
December 31,
 1992 . . . . . .    160,000   1,000,000   1,169,110   169,110   162,362        .30            38.61
December 31,
 1993 . . . . . .    176,000   1,000,000   1,184,796   184,796   179,474        .36            33.07
December 31,
 1994 . . . . . .    192,000   1,000,000   1,203,402   203,402   199,565        .66            28.79
December 31,
 1995 . . . . . .    208,000   1,000,000   1,225,863   225,863   223,511       1.13            25.42
December 31,
 1996 . . . . . .    224,000   1,000,000   1,247,899   247,899   247,033       1.42            22.67



ZENITH STOCK INDEX SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
May 1, 1987 .       $ 16,000  $1,000,000  $1,013,861  $ 13,861  $  7,792         --               --
December 31,
 1987 . . . .         16,000   1,000,000   1,011,256    11,256     5,187     -81.45%              --
December 31,
 1988 . . . .         32,000   1,000,000   1,026,538    26,538    20,470     -32.92         1,052.13%
December 31,
 1989 . . . .         48,000   1,000,000   1,050,361    50,361    37,494     -14.16           337.20
December 31,
 1990 . . . .         64,000   1,000,000   1,059,852    59,852    46,986     -13.83           179.18
December 31,
 1991 . . . .         80,000   1,000,000   1,091,373    91,373    78,507       -.71           117.50
December 31,
 1992 . . . .         96,000   1,000,000   1,110,481   110,481    98,538        .82            85.01
December 31,
 1993 . . . .        112,000   1,000,000   1,133,312   133,312   122,755       2.50            65.61
December 31,
 1994 . . . .        128,000   1,000,000   1,146,026   146,026   136,854       1.60            52.60
December 31,
 1995 . . . .        144,000   1,000,000   1,214,419   214,419   206,631       7.63            44.45
December 31,
 1996 . . . .        160,000   1,000,000   1,271,698   271,698   265,296       9.55            38.23


ZENITH MANAGED SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
May 1, 1987 . . .   $ 16,000  $1,000,000  $1,013,861  $ 13,861  $  7,792         --               --
December 31,
 1987 . . . . . .     16,000   1,000,000   1,012,752    12,752     6,683     -72.91%              --
December 31,
 1988 . . . . . .     32,000   1,000,000   1,027,235    27,235    21,167     -30.80         1,052.62%
December 31,
 1989 . . . . . .     48,000   1,000,000   1,047,102    47,102    34,236     -19.06           336.64
December 31,
 1990 . . . . . .     64,000   1,000,000   1,061,403    61,403    48,537     -12.42           179.31
December 31,
 1991 . . . . . .     80,000   1,000,000   1,087,111    87,111    74,245      -2.79           117.29
December 31,
 1992 . . . . . .     96,000   1,000,000   1,105,617   105,617    93,674       -.77            84.84
December 31,
 1993 . . . . . .    112,000   1,000,000   1,128,816   128,816   118,259       1.48            65.49
December 31,
 1994 . . . . . .    128,000   1,000,000   1,138,582   138,582   129,410        .26            52.43
December 31,
 1995 . . . . . .    144,000   1,000,000   1,195,635   195,635   187,848       5.63            44.12
December 31,
 1996 . . . . . .    160,000   1,000,000   1,234,958   234,958   228,556       6.78            37.69

ZENITH GROWTH AND INCOME SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
April 30,
 1993 . . . . . .   $16,000   $1,000,000  $1,013,861  $13,861  $ 7,792          --               --
December 31,
 1993 . . . . . .    16,000    1,000,000   1,014,576   14,576    8,508      -60.98%              --
December 31,
 1994 . . . . . .    32,000    1,000,000   1,027,143   27,143   21,074      -31.01         1,047.72%
December 31,
 1995 . . . . . .    48,000    1,000,000   1,052,648   52,648   39,782      -10.86           336.86
December 31,
 1996 . . . . . .    64,000    1,000,000   1,075,763   75,736   62,870        -.82           180.24


ZENITH AVANTI GROWTH SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
April 30,
 1993 . . . . . .   $16,000   $1,000,000  $1,013,861  $13,861  $ 7,792          --               --
December 31,
 1993 . . . . . .    16,000    1,000,000   1,014,645   14,645    8,576      -60.51%              --
December 31,
 1994 . . . . . .    32,000    1,000,000   1,027,403   27,403   21,334      -30.23         1,047.90%
December 31,
 1995 . . . . . .    48,000    1,000,000   1,051,266   51,266   38,400      -12.83           336.63
December 31,
 1996 . . . . . .    64,000    1,000,000   1,073,268   73,268   60,401       -2.65           180.04


ZENITH SMALL CAP SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
May 2, 1994 . . .   $16,000   $1,000,000  $1,013,861  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . . .    16,000    1,000,000   1,012,279   12,279    6,210      -75.87%              --
December 31,
 1995 . . . . . .    32,000    1,000,000   1,031,138   31,138   25,069      -19.29         1,060.27%
December 31,
 1996 . . . . . .    48,000    1,000,000   1,055,041   55,041   42,175       -7.59           338.75


ZENITH EQUITY GROWTH SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . .     $16,000   $1,000,000  $1,013,861  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . .      16,000    1,000,000   1,012,801   12,801    6,733     -100.00%              --
December 31,
 1995 . . . . .      32,000    1,000,000   1,031,155   31,155   25,087      -32.54         3,363.77%
December 31,
 1996 . . . . .      48,000    1,000,000   1,048,176   48,176   35,310      -24.90           537.86


ZENITH BALANCED SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . . .   $16,000   $1,000,000  $1,013,861  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . . .    16,000    1,000,000   1,013,532   13,532    7,463      -98.96%              --
December 31,
 1995 . . . . . .    32,000    1,000,000   1,029,800   29,800   23,731      -38.94         3,359.77%
December 31,
 1996 . . . . . .    48,000    1,000,000   1,047,849   47,849   34,983      -25.61           537.76

ZENITH VENTURE VALUE SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . . .   $16,000   $1,000,000  $1,013,861  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . . .    16,000    1,000,000   1,013,117   13,117    7,049     -100.00%              --
December 31,
 1995 . . . . . .    32,000    1,000,000   1,031,119   31,119   25,050      -32.72         3,363.66%
December 31,
 1996 . . . . . .    48,000    1,000,000   1,052,316   52,316   39,450      -16.22           539.12


ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . . .   $16,000   $1,000,000  $1,013,861  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . . .    16,000    1,000,000   1,013,863   13,863    7,794      -98.65%              --
December 31,
 1995 . . . . . .    32,000    1,000,000   1,027,963   27,963   21,895      -47.57         3,354.36%
December 31,
 1996 . . . . . .    48,000    1,000,000   1,042,650   42,650   29,784      -37.57           536.17


EQUITY-INCOME SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
October 9,
 1986 . . . . . .   $ 16,000  $1,000,000  $1,013,861  $ 13,861  $  7,792         --               --
December 31,
 1986 . . . . . .     16,000   1,000,000   1,013,589    13,589     7,521     -96.38%              --
December 31,
 1987 . . . . . .     32,000   1,000,000   1,023,546    23,546    17,477     -63.03         2,779.50%
December 31,
 1988 . . . . . .     48,000   1,000,000   1,041,189    41,189    28,323     -39.05           502.03
December 31,
 1989 . . . . . .     64,000   1,000,000   1,060,885    60,885    48,019     -16.28           228.66
December 31,
 1990 . . . . . .     80,000   1,000,000   1,064,237    64,237    51,371     -19.78           138.00
December 31,
 1991 . . . . . .     96,000   1,000,000   1,097,066    97,066    84,547      -4.67            96.64
December 31,
 1992 . . . . . .    112,000   1,000,000   1,126,145   126,145   115,011        .82            72.98
December 31,
 1993 . . . . . .    128,000   1,000,000   1,160,068   160,068   150,318       4.28            58.04
December 31,
 1994 . . . . . .    144,000   1,000,000   1,181,497   181,497   173,133       4.31            47.54
December 31,
 1995 . . . . . .    160,000   1,000,000   1,257,002   257,002   250,023       9.17            40.82
December 31,
 1996 . . . . . .    176,000   1,000,000   1,302,262   302,262   296,693       9.62            35.30


OVERSEAS SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
January 28,
 1987 . . . .       $ 16,000  $1,000,000  $1,013,861  $ 13,861  $  7,792         --              --
December 31,
 1987 . . . .         16,000   1,000,000   1,011,595    11,595     5,526     -68.38%             --
December 31,
 1988 . . . .         32,000   1,000,000   1,027,179    27,179    21,110     -25.93          720.03%
December 31,
 1989 . . . .         48,000   1,000,000   1,048,802    48,802    35,936     -14.33          279.02
December 31,
 1990 . . . .         64,000   1,000,000   1,060,370    60,370    47,504     -11.94          158.60
December 31,
 1991 . . . .         80,000   1,000,000   1,078,207    78,207    65,341      -6.85          106.76
December 31,
 1992 . . . .         96,000   1,000,000   1,079,990    79,990    68,509      -9.79           78.13
December 31,
 1993 . . . .        112,000   1,000,000   1,125,323   125,323   115,227        .72           61.64
December 31,
 1994 . . . .        128,000   1,000,000   1,137,413   137,413   128,702        .12           49.82
December 31,
 1995 . . . .        144,000   1,000,000   1,164,829   164,829   157,503       1.81           41.68
December 31,
 1996 . . . .        160,000   1,000,000   1,196,804   196,804   190,863       3.23           35.67

HIGH INCOME SUB-ACCOUNT


                                                                           INTERNAL RATE
                      TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                     PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                   PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                 --------  ----------  ----------  --------  --------  -------------  ---------------
September 19,
 1985  . . . . . .   $ 16,000  $1,000,000  $1,013,861  $ 13,861  $  7,792         --               --
December 31,
 1985  . . . . . .     16,000   1,000,000   1,014,274    14,274     8,205     -90.62%              --
December 31,
 1986  . . . . . .     32,000   1,000,000   1,029,758    29,758    23,690     -33.72         2,396.09%
December 31,
 1987  . . . . . .     48,000   1,000,000   1,042,554    42,554    29,688     -34.29           474.74
December 31,
 1988  . . . . . .     64,000   1,000,000   1,060,019    60,019    47,153     -16.73           221.19
December 31,
 1989  . . . . . .     80,000   1,000,000   1,069,061    69,061    56,195     -15.37           135.19
December 31,
 1990  . . . . . .     96,000   1,000,000   1,079,309    79,309    66,905     -13.06            94.24
December 31,
 1991  . . . . . .    112,000   1,000,000   1,119,043   119,043   108,024      -1.10            71.75
December 31,
 1992  . . . . . .    128,000   1,000,000   1,157,513   157,513   147,879       3.79            57.30
December 31,
 1993  . . . . . .    144,000   1,000,000   1,200,524   200,524   192,275       6.64            47.42
December 31,
 1994  . . . . . .    160,000   1,000,000   1,207,472   207,472   200,608       4.66            39.67
December 31,
 1995  . . . . . .    176,000   1,000,000   1,260,674   260,674   255,228       6.85            34.46
December 31,
 1996  . . . . . .    192,000   1,000,000   1,306,964   306,964   303,004       7.62            30.31


ASSET MANAGER SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
September 6,
 1989 . . . . . .   $ 16,000  $1,000,000  $1,013,861  $ 13,861  $  7,792         --               --
December 31,
 1989 . . . . . .     16,000   1,000,000   1,013,583    13,583     7,514     -90.73%              --
December 31,
 1990 . . . . . .     32,000   1,000,000   1,027,596    27,596    21,527     -40.94         2,178.20%
December 31,
 1991 . . . . . .     48,000   1,000,000   1,046,894    46,894    34,028     -24.49           459.19
December 31,
 1992 . . . . . .     64,000   1,000,000   1,065,147    65,147    52,281     -10.94           217.15
December 31,
 1993 . . . . . .     80,000   1,000,000   1,091,762    91,762    78,896       -.60           134.58
December 31,
 1994 . . . . . .     96,000   1,000,000   1,097,034    97,034    84,630      -4.48            93.92
December 31,
 1995 . . . . . .    112,000   1,000,000   1,125,967   125,967   114,948        .78            71.30
December 31,
 1996 . . . . . .    128,000   1,000,000   1,156,053   156,053   146,419       3.50            56.83


---------

* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

                             OPTION C DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
August 26,
 1983 . . . . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1983 . . . . . .     16,000   1,000,000   1,000,000    14,491     8,422     -84.19%              --
December 31,
 1984 . . . . . .     32,000   1,000,000   1,000,000    26,856    20,787     -42.50         1,975.63%
December 31,
 1985 . . . . . .     48,000   1,000,000   1,000,000    60,394    47,528       -.73           434.27
December 31,
 1986 . . . . . .     64,000   1,000,000   1,000,000   129,603   116,737      34.44           206.69
December 31,
 1987 . . . . . .     80,000   1,000,000   1,000,000   205,962   193,096      39.09           127.42
December 31,
 1988 . . . . . .     96,000   1,000,000   1,000,000   198,941   186,652      23.49            88.99
December 31,
 1989 . . . . . .    112,000   1,000,000   1,000,000   270,617   259,713      24.89            66.82
December 31,
 1990 . . . . . .    128,000   1,000,000   1,000,000   269,342   259,823      18.01            52.57
December 31,
 1991 . . . . . .    144,000   1,000,000   1,000,000   424,971   416,837      23.52            42.74
December 31,
 1992 . . . . . .    160,000   1,000,000   1,000,000   409,235   402,486      18.18            35.59
December 31,
 1993 . . . . . .    176,000   1,000,000   1,000,000   479,444   474,123      17.53            30.19
December 31,
 1994 . . . . . .    192,000   1,000,000   1,000,000   450,141   446,304      13.64            25.98
December 31,
 1995 . . . . . .    208,000   1,000,000   1,000,000   635,988   633,637      16.31            22.62
December 31,
 1996 . . . . . .    224,000   1,000,000   1,000,000   775,345   774,478      16.65            19.89


ZENITH BOND INCOME SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
August 26,
 1983 . . . .       $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1983 . . . .         16,000   1,000,000   1,000,000    13,680     7,611     -88.18%              --
December 31,
 1984 . . . .         32,000   1,000,000   1,000,000    28,890    22,822     -34.63         1,975.63%
December 31,
 1985 . . . .         48,000   1,000,000   1,000,000    47,663    34,797     -22.48           434.27
December 31,
 1986 . . . .         64,000   1,000,000   1,000,000    67,356    54,490      -8.59           206.69
December 31,
 1987 . . . .         80,000   1,000,000   1,000,000    81,112    68,245      -6.74           127.42
December 31,
 1988 . . . .         96,000   1,000,000   1,000,000    99,937    87,648      -3.20            88.99
December 31,
 1989 . . . .        112,000   1,000,000   1,000,000   124,057   113,153        .31            66.82
December 31,
 1990 . . . .        128,000   1,000,000   1,000,000   145,900   136,381       1.64            52.57
December 31,
 1991 . . . .        144,000   1,000,000   1,000,000   183,803   175,669       4.52            42.74
December 31,
 1992 . . . .        160,000   1,000,000   1,000,000   209,173   202,424       4.78            35.59
December 31,
 1993 . . . .        176,000   1,000,000   1,000,000   245,781   240,459       5.71            30.19
December 31,
 1994 . . . .        192,000   1,000,000   1,000,000   247,530   243,694       4.00            25.98
December 31,
 1995 . . . .        208,000   1,000,000   1,000,000   311,461   309,109       6.04            22.62
December 31,
 1996 . . . .        224,000   1,000,000   1,000,000   336,221   335,345       5.69            19.89

ZENITH MONEY MARKET SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
August 26,
 1983 . . . . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1983 . . . . . .     16,000   1,000,000   1,000,000    13,710     7,642     -88.04%              --
December 31,
 1984 . . . . . .     32,000   1,000,000   1,000,000    28,017    21,948     -38.00         1,975.63%
December 31,
 1985 . . . . . .     48,000   1,000,000   1,000,000    43,264    30,398     -31.13           434.27
December 31,
 1986 . . . . . .     64,000   1,000,000   1,000,000    58,797    45,931     -17.46           206.69
December 31,
 1987 . . . . . .     80,000   1,000,000   1,000,000    75,013    62,147     -10.68           127.42
December 31,
 1988 . . . . . .     96,000   1,000,000   1,000,000    92,845    80,556      -6.17            88.99
December 31,
 1989 . . . . . .    112,000   1,000,000   1,000,000   113,251   102,347      -2.70            66.82
December 31,
 1990 . . . . . .    128,000   1,000,000   1,000,000   133,966   124,447       -.73            52.57
December 31,
 1991 . . . . . .    144,000   1,000,000   1,000,000   153,354   145,221        .19            42.74
December 31,
 1992 . . . . . .    160,000   1,000,000   1,000,000   169,848   163,099        .40            35.59
December 31,
 1993 . . . . . .    176,000   1,000,000   1,000,000   185,716   180,395        .46            30.19
December 31,
 1994 . . . . . .    192,000   1,000,000   1,000,000   204,420   200,583        .74            25.98
December 31,
 1995 . . . . . .    208,000   1,000,000   1,000,000   227,033   224,682       1.21            22.62
December 31,
 1996 . . . . . .    224,000   1,000,000   1,000,000   249,272   248,406       1.50            19.89


ZENITH STOCK INDEX SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
May 1,
 1987 . . . .       $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1987 . . . .         16,000   1,000,000   1,000,000    11,256     5,188     -81.45%              --
December 31,
 1988 . . . .         32,000   1,000,000   1,000,000    26,542    20,473     -32.91         1,033.28%
December 31,
 1989 . . . .         48,000   1,000,000   1,000,000    50,376    37,510     -14.14           328.36
December 31,
 1990 . . . .         64,000   1,000,000   1,000,000    59,886    47,020     -13.80           174.11
December 31,
 1991 . . . .         80,000   1,000,000   1,000,000    91,460    78,594       -.66           112.69
December 31,
 1992 . . . .         96,000   1,000,000   1,000,000   110,640    98,698        .87            80.87
December 31,
 1993 . . . .        112,000   1,000,000   1,000,000   133,587   123,030       2.56            61.77
December 31,
 1994 . . . .        128,000   1,000,000   1,000,000   146,438   137,266       1.67            49.18
December 31,
 1995 . . . .        144,000   1,000,000   1,000,000   215,224   207,437       7.71            40.32
December 31,
 1996 . . . .        160,000   1,000,000   1,000,000   273,032   266,630       9.65            33.80


ZENITH MANAGED SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
May 1,
 1987 . . . . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1987 . . . . . .     16,000   1,000,000   1,000,000    12,752     6,684     -72.90%              --
December 31,
 1988 . . . . . .     32,000   1,000,000   1,000,000    27,239    21,170     -30.79         1,033.28%
December 31,
 1989 . . . . . .     48,000   1,000,000   1,000,000    47,116    34,250     -19.04           328.36
December 31,
 1990 . . . . . .     64,000   1,000,000   1,000,000    61,438    48,572     -12.39           174.11
December 31,
 1991 . . . . . .     80,000   1,000,000   1,000,000    87,193    74,327      -2.75           112.69
December 31,
 1992 . . . . . .     96,000   1,000,000   1,000,000   105,767    93,825       -.72            80.87
December 31,
 1993 . . . . . .    112,000   1,000,000   1,000,000   129,080   118,522       1.54            61.77
December 31,
 1994 . . . . . .    128,000   1,000,000   1,000,000   138,970   129,797        .33            49.18
December 31,
 1995 . . . . . .    144,000   1,000,000   1,000,000   196,363   188,575       5.71            40.32
December 31,
 1996 . . . . . .    160,000   1,000,000   1,000,000   236,097   229,695       6.87            33.80

ZENITH GROWTH AND INCOME SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
April 30,
 1993 . . . . . .   $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1993 . . . . . .    16,000    1,000,000   1,000,000   14,577    8,508      -60.97%              --
December 31,
 1994 . . . . . .    32,000    1,000,000   1,000,000   27,146   21,078      -31.00         1,028.55%
December 31,
 1995 . . . . . .    48,000    1,000,000   1,000,000   52,666   39,800      -10.84           327.65
December 31,
 1996 . . . . . .    64,000    1,000,000   1,000,000   75,783   62,917        -.78           173.87


ZENITH AVANTI GROWTH SUB-ACCOUNT



                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
April 30,
 1993 . . . . . .   $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1993 . . . . . .    16,000    1,000,000   1,000,000   14,645    8,576      -60.51%              --
December 31,
 1994 . . . . . .    32,000    1,000,000   1,000,000   27,406   21,338      -30.21         1,028.55%
December 31,
 1995 . . . . . .    48,000    1,000,000   1,000,000   51,283   38,417      -12.80           327.65
December 31,
 1996 . . . . . .    64,000    1,000,000   1,000,000   73,313   60,447       -2.62           173.87


ZENITH SMALL CAP SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
May 2,
 1994 . . . . . .   $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . . .    16,000    1,000,000   1,000,000   12,279    6,210      -75.86%              --
December 31,
 1995 . . . . . .    32,000    1,000,000   1,000,000   31,142   25,073      -19.28         1,038.05%
December 31,
 1996 . . . . . .    48,000    1,000,000   1,000,000   55,058   42,192       -7.57           329.07


 ZENITH EQUITY GROWTH SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . . .   $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . . .    16,000    1,000,000   1,000,000   12,802    6,733     -100.00%              --
December 31,
 1995 . . . . . .    32,000    1,000,000   1,000,000   31,158   25,089      -32.53         3,271.69%
December 31,
 1996 . . . . . .    48,000    1,000,000   1,000,000   48,185   35,319      -24.88           522.96


ZENITH BALANCED SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . . .   $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . . .    16,000    1,000,000   1,000,000   13,532    7,464      -98.96%              --
December 31,
 1995 . . . . . .    32,000    1,000,000   1,000,000   29,802   23,733      -38.93         3,271.69%
December 31,
 1996 . . . . . .    48,000    1,000,000   1,000,000   47,858   34,992      -25.59           522.96

ZENITH VENTURE VALUE SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . . .   $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . . .    16,000    1,000,000   1,000,000   13,117    7,049     -100.00%              --
December 31,
 1995 . . . . . .    32,000    1,000,000   1,000,000   31,121   25,052      -32.71         3,271.69%
December 31,
 1996 . . . . . .    48,000    1,000,000   1,000,000   52,326   39,460      -16.20           522.96


ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT


                                                                         INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                      OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH      CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE    VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  -------  --------  -------------  ---------------
October 31,
 1994 . . . . . .   $16,000   $1,000,000  $1,000,000  $13,861  $ 7,792          --               --
December 31,
 1994 . . . . . .    16,000    1,000,000   1,000,000   13,863    7,795      -98.65%              --
December 31,
 1995 . . . . . .    32,000    1,000,000   1,000,000   27,965   21,896      -47.56         3,271.69%
December 31,
 1996 . . . . . .    48,000    1,000,000   1,000,000   42,658   29,792      -37.55           522.96


EQUITY-INCOME SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
October 9,
 1986 . . . . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1986 . . . . . .     16,000   1,000,000   1,000,000    13,590     7,521     -96.38%              --
December 31,
 1987 . . . . . .     32,000   1,000,000   1,000,000    23,548    17,479     -63.02         2,723.89%
December 31,
 1988 . . . . . .     48,000   1,000,000   1,000,000    41,197    28,331     -39.03           490.23
December 31,
 1989 . . . . . .     64,000   1,000,000   1,000,000    60,910    48,044     -16.25           221.84
December 31,
 1990 . . . . . .     80,000   1,000,000   1,000,000    64,281    51,415     -19.75           133.88
December 31,
 1991 . . . . . .     96,000   1,000,000   1,000,000    97,173    84,653      -4.62            92.44
December 31,
 1992 . . . . . .    112,000   1,000,000   1,000,000   126,352   115,217        .88            68.91
December 31,
 1993 . . . . . .    128,000   1,000,000   1,000,000   160,443   150,694       4.34            53.96
December 31,
 1994 . . . . . .    144,000   1,000,000   1,000,000   182,079   173,714       4.39            43.72
December 31,
 1995 . . . . . .    160,000   1,000,000   1,000,000   258,099   251,120       9.26            36.31
December 31,
 1996 . . . . . .    176,000   1,000,000   1,000,000   303,832   298,262       9.72            30.74


OVERSEAS SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
January 28,
 1987 . . . .       $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --              --
December 31,
 1987 . . . .         16,000   1,000,000   1,000,000    11,596     5,527     -68.38%             --
December 31,
 1988 . . . .         32,000   1,000,000   1,000,000    27,183    21,115     -25.92          707.99%
December 31,
 1989 . . . .         48,000   1,000,000   1,000,000    48,821    35,955     -14.30          272.18
December 31,
 1990 . . . .         64,000   1,000,000   1,000,000    60,413    47,547     -11.91          154.15
December 31,
 1991 . . . .         80,000   1,000,000   1,000,000    78,294    65,428      -6.81          103.01
December 31,
 1992 . . . .         96,000   1,000,000   1,000,000    80,122    68,641      -9.74           75.31
December 31,
 1993 . . . .        112,000   1,000,000   1,000,000   125,608   115,513        .79           58.22
December 31,
 1994 . . . .        128,000   1,000,000   1,000,000   137,840   129,129        .20           46.75
December 31,
 1995 . . . .        144,000   1,000,000   1,000,000   165,500   158,174       1.90           38.57
December 31,
 1996 . . . .        160,000   1,000,000   1,000,000   197,835   191,894       3.32           32.48

HIGH INCOME SUB-ACCOUNT


                                                                           INTERNAL RATE
                      TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                     PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                   PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                 --------  ----------  ----------  --------  --------  -------------  ---------------
September 19,
 1985  . . . . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1985  . . . . . .     16,000   1,000,000   1,000,000    14,274     8,205     -90.62%              --
December 31,
 1986  . . . . . .     32,000   1,000,000   1,000,000    29,761    23,692     -33.71         2,337.90%
December 31,
 1987  . . . . . .     48,000   1,000,000   1,000,000    42,563    29,697     -34.27           463.37
December 31,
 1988  . . . . . .     64,000   1,000,000   1,000,000    60,045    47,179     -16.70           214.72
December 31,
 1989  . . . . . .     80,000   1,000,000   1,000,000    69,113    56,247     -15.33           130.87
December 31,
 1990  . . . . . .     96,000   1,000,000   1,000,000    79,401    66,997     -13.01            90.84
December 31,
 1991  . . . . . .    112,000   1,000,000   1,000,000   119,247   108,228      -1.05            67.95
December 31,
 1992  . . . . . .    128,000   1,000,000   1,000,000   157,896   148,262       3.86            53.32
December 31,
 1993  . . . . . .    144,000   1,000,000   1,000,000   201,189   192,940       6.72            43.27
December 31,
 1994  . . . . . .    160,000   1,000,000   1,000,000   208,379   201,515       4.75            35.98
December 31,
 1995  . . . . . .    176,000   1,000,000   1,000,000   262,022   256,576       6.94            30.49
December 31,
 1996  . . . . . .    192,000   1,000,000   1,000,000   308,587   304,627       7.70            26.21


ASSET MANAGER SUB-ACCOUNT


                                                                          INTERNAL RATE
                     TOTAL     MINIMUM     VARIABLE                       OF RETURN ON    INTERNAL RATE
                    PREMIUMS    DEATH       DEATH       CASH    NET CASH    NET CASH      OF RETURN ON
DATE                  PAID     BENEFIT     BENEFIT     VALUE     VALUE        VALUE       DEATH BENEFIT
----                --------  ----------  ----------  --------  --------  -------------  ---------------
September 6,
 1989 . . . . . .   $ 16,000  $1,000,000  $1,000,000  $ 13,861  $  7,792         --               --
December 31,
 1989 . . . . . .     16,000   1,000,000   1,000,000    13,583     7,514     -90.73%              --
December 31,
 1990 . . . . . .     32,000   1,000,000   1,000,000    27,598    21,529     -40.93         2,130.09%
December 31,
 1991 . . . . . .     48,000   1,000,000   1,000,000    46,904    34,038     -24.47           447.21
December 31,
 1992 . . . . . .     64,000   1,000,000   1,000,000    65,176    52,310     -10.91           210.30
December 31,
 1993 . . . . . .     80,000   1,000,000   1,000,000    91,834    78,968       -.56           128.98
December 31,
 1994 . . . . . .     96,000   1,000,000   1,000,000    97,152    84,747      -4.43            89.83
December 31,
 1995 . . . . . .    112,000   1,000,000   1,000,000   126,191   115,172        .84            67.33
December 31,
 1996 . . . . . .    128,000   1,000,000   1,000,000   156,439   146,805       3.57            52.92

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below is a comparison of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

  Over the 52 20-year time periods beginning in 1926 and ending in 1996 (i.e., 1926-1945, 1927-1946, and so on through 1977-1996):

  -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 49 of the 52 periods.

  -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 52 periods.

  -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 52 periods.

  Over the 42 30-year time periods beginning in 1926 and ending in 1996, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 42 periods.

  From 1926 through 1996 the average annual return for common stocks was 10.7%, compared to 5.6% for high grade, long-term corporate bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

---------

* Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook (TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                            ---------------------



                   SUMMARY: HISTORIC S&P STOCK INDEX RESULTS
                          FOR SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1996.

  The chart shows that, historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                            ---------------------



             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:




                                                                  GREATER
                                   0-    5.01-   10.01-  15.01-    THAN
   HOLDING             NEGATIVE  5.00%   10.00%  15.00%  20.00%   20.00%
   PERIOD               RETURN   RETURN  RETURN  RETURN  RETURN   RETURN
   ------              --------  ------  ------  ------  ------  ---------
    1 year . . . . .     28%       4%     11%      7%     11%       38%
    5 years  . . . .     10%      15%     15%     31%     19%        9%
   10 years  . . . .      3%      10%     34%     24%     26%        2%
   20 years  . . . .      0%       6%     32%     56%      6%        0%



---------

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson
 Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

                                   APPENDIX D

                      USES OF SURVIVORSHIP LIFE INSURANCE

  The following are examples of ways in which the Policy can be used to address certain personal, estate and business planning objectives.

ESTATE TAX PAYMENT

  Federal estate taxes may be deferred for a married couple until the second death. At that time, the estate tax liability may exceed 50% of a family's estate. Survivorship life is especially suited to fund for this liability at the second death.

EDUCATION AND SUPPORT OF CHILDREN

  Often, parents will have sufficient insurance to provide for children if either of the parents dies. However, few have sufficient insurance to provide for children in the event both parents die while the children are in need of education and support. Survivorship life can provide protection against the extraordinary expenses that arise if both parents die while the children are dependent.

CHARITABLE GIVING

  Life insurance can be used to facilitate charitable giving, and survivorship life is especially well suited for this purpose. Assets left to charity at death can be deductible from a decedent's taxable estate. An individual may be reluctant to give assets to charity if a surviving spouse may need those assets for support or if the individual may want the children to receive the value of those assets. Survivorship life can enable a client to defer the charitable gift until the spouse dies. At the spouse's death, assets that otherwise would be subject to estate tax can pass to charity. The children can be provided for using survivorship life, which provides for payment of death benefit proceeds directly to the children at the same time that the assets in the spouse's estate pass to charity. Children can receive those life insurance proceeds free of income and estate taxes.

GIFTS TO GRANDCHILDREN

  Grandparents can provide substantial gifts to grandchildren using survivorship life. For very large estates, survivorship life can take advantage of exceptions to the generation skipping tax to maximize the gifts grandchildren will receive.

BUSINESS USES

  Survivorship life can be used in business planning to provide benefits or funding for replacement of key people, for buy-sell agreements and the like. The policy can cover two owners, a parent and child active in the business, two related or unrelated key executives, an executive and the executive's spouse, etc. The policy can be used to accumulate cash to help fund a living buyout under a buy-sell agreement or a deferred compensation plan for executives or for directors.

  Because the Policy provides a death benefit and for the accumulation of cash value, the Policy can be used for various individual and business planning purposes. Purchasing the Policy in part for such purposes entails certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if sufficient premiums are not paid or cash values maintained, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which the Policy was purchased. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                            ---------------------



                                   TABLE 1.1

           COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                         OTHER RETIREMENT SAVINGS PLANS



                              CASH-VALUE
                                 LIFE     NON-QUALIFIED              QUALIFIED
                              INSURANCE     ANNUITIES      IRA'S      PENSION
                              ----------  -------------  ---------  ---------
   Annual Contribution
    Limits                     No          No            Yes         Yes
   Income Eligibility Limits   No          No            Yes**       No
   Borrowing Treated as
    Distributions              No*         Yes           Loans not   Yes,
                                                         allowed     beyond
                                                                     $50,000
   Income Ordering Rules
    (Income included in
    First Distribution)        No*         Yes           Yes         Yes
   Early Withdrawal
    Penalties                  No*         Yes***        Yes***      Yes***
   Minimum Distribution
    Rules by Age 70 1/2        No          No            Yes         Yes
   Maximum Annual
    Distribution Rules         No          No            Yes         Yes
   Anti-discrimination Rules   No          No            No          Yes


---------

Department of the Treasury                               March 1990

 Office of Tax Analysis

  * If the Policy is not a modified endowment contract.

 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.

*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  The foregoing information is not intended as tax advice. You should consult with your own tax advisor for more complete information.

                                   APPENDIX F

                       ENHANCED DEATH BENEFIT LIMITATIONS

  As noted under "Policy Values and Benefits" in the Prospectus, the enhancement factor that applies to the Option A and B death benefits is subject to certain limits in order to contain cost of insurance charges against the Policy. The maximum death benefit under Option A is the lesser of (i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and (ii) the cash value of the Policy times: the face amount divided by the Tabular Cash Value of the Policy at the start of the Policy month. The maximum death benefit under Option B is the lesser of (i) the percent of the cash value at the age of the younger insured at the start of the Policy year as shown in Table II below and (ii) the cash value of the Policy times: the sum of the face amount plus the Tabular Cash Value, divided by the Tabular Cash Value.

  In no event will the death benefit be less than the amount required to satisfy tax law requirements.

  The Tabular Cash Value at the start of each Policy month assumes: the Guaranteed Death Benefit 1 Premium, as shown in the Policy, is paid on the first day of each Policy year; maximum charges are charged; and the Actual Investment Return is equivalent to an annual rate of 4% in all policy years.

                            ---------------------


                                    TABLE II



       AGE         PERCENT                 AGE                PERCENT
       ---        ----------               ---               --------
   20 through 40    362.50                 63                  179.80
        41          352.35                 64                  176.90
        42          342.20                 65                  174.00
        43          332.05                 66                  172.55
        44          321.90                 67                  171.10
        45          311.75                 68                  169.65
        46          303.05                 69                  168.20
        47          294.35                 70                  166.75
        48          285.65                 71                  163.85
        49          276.95                 72                  160.95
        50          268.25                 73                  158.05
        51          258.10                 74                  155.15
        52          247.95            75 through 90            152.25
        53          237.80                 91                  150.80
        54          227.65                 92                  144.20
        55          217.50                 93                  137.70
        56          211.70                 94                  131.30
        57          205.90                 95                  126.25
        58          200.10                 96                  121.20
        59          194.30                 97                  116.15
        60          188.50                 98                  111.10
        61          185.60                 99                  106.05
        62          182.70                 100                 100.00

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended for all Sub-Accounts, except for U.S. Government Sub-Account and Bond Opportunities Sub-Account which are for the period July 1, 1996 (Commencement of Operations) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of New England Variable Life Separate Account for the years ended December 31, 1995 and 1994 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1996, and the results of their operations and changes in their net assets for the period then ended, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Separate Account of New England Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets of New England Variable Life Separate Account, comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account for each of the periods ended December 31, 1995 and 1994, and also comprised of the Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, and Venture Value Sub-Account for the period May 1, 1995 (commencement of operations) through December 31, 1995, of New England Variable Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operation and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operation and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operation and changes in net assets. We believe that our audits of the statements of operation and changes in net assets provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company for each of the aforementioned periods ending December 31, 1995 and 1994, in conformity with generally accepted accounting principles.



                                 COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 6, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996





                                                                                                      NEW ENGLAND ZENITH FUND
                                                            ----------------------------------------------------------------

                                                              CAPITAL        BOND         MONEY        STOCK
                                                               GROWTH       INCOME       MARKET        INDEX       MANAGED
                                                                SUB-         SUB-         SUB-         SUB-         SUB-
                                                              ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                                                            ------------  -----------  -----------  -----------  -----------
ASSETS
Investments in New England Zenith Fund, Variable Insurance
 Products Fund, and Variable Insurance Products Fund II at
 value (Note 2) . . . . . . . . . . . . . . . . . . . . .   $583,330,618  $36,866,420  $32,121,040  $35,364,494  $31,136,621
                                    SHARES        COST
                                   ---------  ------------
Capital Growth
 Series  . . . . . . . . . . . .   1,365,890  $445,321,213
Back Bay Advisors Bond Income
 Series. . . . . . . . . . . . .     349,015    36,825,901
Back Bay Advisors Money Market
 Series. . . . . . . . . . . . .     321,210    32,121,040
Westpeak Stock Index Series  . .     295,640    27,731,481
Back Bay Advisors Managed
 Series  . . . . . . . . . . . .     182,770    24,998,992
Loomis Sayles Avanti Growth
 Series. . . . . . . . . . . . .     168,672    21,813,307
Westpeak Growth and Income
 Series  . . . . . . . . . . . .     132,562    17,011,817
Loomis Sayles Small Cap
 Series  . . . . . . . . . . . .     173,260    21,938,318
Salomon Bros. U.S. Government
 Series. . . . . . . . . . . . .       4,330        47,709
Loomis Sayles Balanced Series  .     277,182     3,519,191
Alger Equity Growth Series . . .   1,694,286    24,312,591
Draycott International Equity
 Series. . . . . . . . . . . . .     441,122     4,844,072
Davis Venture Value Series . . .   1,191,836    16,778,624
Salomon Bros. Bond Opportunities
 Series. . . . . . . . . . . . .       2,345        28,407
VIP Equity-Income Series . . . .   3,994,844    67,601,587
VIP Overseas Series  . . . . . .   3,251,652    51,758,903
VIP High Income Series . . . . .     370,017     4,270,016
VIP II Asset Manager Series  . .     244,107     3,585,079
Amount due and accrued (payable) from policy-related
 transactions, net  . . . . . . . . . . . . . . . . . . .        378,429       37,297    1,495,891       73,267       36,326
Dividends receivable  . . . . . . . . . . . . . . . . . .             --           --      135,927           --           --
                                                            ------------  -----------  -----------  -----------  -----------
   Total Assets . . . . . . . . . . . . . . . . . . . . .    583,709,047   36,903,717   33,752,858   35,437,761   31,172,947
LIABILITIES
Due New England Life Insurance Company  . . . . . . . . .     58,709,427    4,152,861    3,940,579    4,110,599    2,587,943
                                                            ------------  -----------  -----------  -----------  -----------
   Total Liabilities  . . . . . . . . . . . . . . . . . .     58,709,427    4,152,861    3,940,579    4,110,599    2,587,943
                                                            ------------  -----------  -----------  -----------  -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE POLICIES . . . . .   $524,999,620  $32,750,856  $29,812,279  $31,327,162  $28,585,004
                                                            ============  ===========  ===========  ===========  ===========





                GROWTH
  AVANTI         AND
  GROWTH        INCOME
   SUB-          SUB-
  ACCOUNT      ACCOUNT
-----------  ----------


$26,636,623  $20,118,907



















     69,074       23,180
         --           --
-----------  -----------
 26,705,697   20,142,087

  4,214,337    2,970,391
-----------  -----------
  4,214,337    2,970,391
-----------  -----------
$22,491,360  $17,171,696
===========  ===========



                       See Notes to Financial Statements



                                                                                                      VARIABLE INSURANCE
                                                                                                        PRODUCTS FUND
-------------------------------------------------------------------------------------------  ------------------------------------

   SMALL        U.S.                   EQUITY     INTERNATIONAL    VENTURE        BOND         EQUITY-                    HIGH
    CAP      GOVERNMENT   BALANCED     GROWTH        EQUITY         VALUE     OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-         SUB-        SUB-        SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
  ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT     ACCOUNT
-----------  ----------  ----------  -----------  -------------  -----------  -------------  -----------  -----------  ----------


$24,997,883   $46,890    $3,755,816  $26,396,980   $4,980,263    $19,176,647     $27,254     $84,011,576  $61,261,119  $4,632,616
























     49,863       (56)          446       33,786       (6,452)        90,311          --          39,225       91,476         388

         --        --            --           --           --             --          --              --           --          --
-----------   -------    ----------  -----------   ----------    -----------     -------     -----------  -----------  ----------
 25,047,746    46,834     3,756,262   26,430,766    4,973,811     19,266,958      27,254      84,050,801   61,352,595   4,633,004


  3,525,015       797       522,853    4,360,484      735,836      2,604,988         486      11,691,229    9,943,254     534,363
-----------   -------    ----------  -----------   ----------    -----------     -------     -----------  -----------  ----------

  3,525,015       797       522,853    4,360,484      735,836      2,604,988         486      11,691,229    9,943,254     534,363
-----------   -------    ----------  -----------   ----------    -----------     -------     -----------  -----------  ----------

$21,522,731   $46,037    $3,233,409  $22,070,282   $4,237,975    $16,661,970     $26,768     $72,359,572  $51,409,341  $4,098,641
===========   =======    ==========  ===========   ==========    ===========     =======     ===========  ===========  ==========
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-----------  -------------

  ASSET
 MANAGER
   SUB-
 ACCOUNT          TOTAL
-----------  -------------

$4,132,726   $  998,994,493



















    (5,236)       2,407,215
        --          135,927
----------   --------------
 4,127,490    1,001,537,635

   547,395      115,152,837
----------   --------------
   547,395      115,152,837
----------   --------------
$3,580,095   $  886,384,798
==========   ==============



                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996





                                                                                                          NEW ENGLAND ZENITH FUND
                                            -------------------------------------------------------------------------------------
                                                                                                                          GROWTH
                                              CAPITAL        BOND        MONEY       STOCK                   AVANTI        AND
                                               GROWTH       INCOME       MARKET      INDEX      MANAGED      GROWTH       INCOME
                                                SUB-         SUB-         SUB-        SUB-        SUB-        SUB-         SUB-
                                              ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT
                                            ------------  -----------  ----------  ----------  ----------  ----------  ------------
INCOME
Dividends . . . . . . . . . . . . . . . .   $ 32,991,113  $2,579,133   $1,306,712  $  841,454  $2,942,415  $1,494,679   $1,804,344
EXPENSE
Mortality and expense risk charge
 (Note 3) . . . . . . . . . . . . . . . .      2,981,244     192,456      160,903     168,590     158,607     137,775      100,738
                                            ------------  ----------   ----------  ----------  ----------  ----------   ----------
Net investment income (loss)  . . . . . .     30,009,869   2,386,677    1,145,809     672,864   2,783,808   1,356,904    1,703,606
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net unrealized appreciation (depreciation)
 on investments:
  Beginning of period . . . . . . . . . .     71,963,590     997,195           --   2,853,587   5,216,548   2,881,100    2,105,777
  End of period . . . . . . . . . . . . .    138,009,405      40,519           --   7,633,013   6,137,629   4,823,316    3,107,090
                                            ------------  ----------   ----------  ----------  ----------  ----------   ----------
Net change in unrealized appreciation
 (depreciation) . . . . . . . . . . . . .     66,045,815    (956,676)          --   4,779,426     921,081   1,942,216    1,001,313
Net realized gain (loss) on investments .        985,421         299           --       1,808      69,775      27,429       18,964
                                            ------------  ----------   ----------  ----------  ----------  ----------   ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . .     67,031,236    (956,377)          --   4,781,234     990,856   1,969,645    1,020,277
                                            ------------  ----------   ----------  ----------  ----------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS  . . . . . . .   $ 97,041,105  $1,430,300   $1,145,809  $5,454,098  $3,774,664  $3,326,549   $2,723,883
                                            ============  ==========   ==========  ==========  ==========  ==========   ==========



* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.
                       See Notes to Financial Statements



                                                                                                VARIABLE INSURANCE
                                                                                                   PRODUCTS FUND
---------------------------------------------------------------------------------------  ---------------------------------

  SMALL        U.S.                 EQUITY     INTERNATIONAL   VENTURE        BOND         EQUITY-                  HIGH
   CAP      GOVERNMENT  BALANCED    GROWTH        EQUITY        VALUE     OPPORTUNITIES    INCOME      OVERSEAS    INCOME
   SUB-        SUB-       SUB-       SUB-          SUB-          SUB-         SUB-          SUB-         SUB-       SUB-
 ACCOUNT     ACCOUNT*   ACCOUNT    ACCOUNT        ACCOUNT      ACCOUNT      ACCOUNT*       ACCOUNT     ACCOUNT    ACCOUNT
----------  ----------  --------  -----------  -------------  ----------  -------------  -----------  ----------  --------

$1,624,708    $ 702     $104,939  $   44,863     $ 71,347     $  444,012    $ 1,218      $ 2,662,990  $1,164,550  $199,463


    90,146       28       11,713     104,685       19,385         64,656         40          428,473     325,346    19,551
----------    -----     --------  ----------     --------     ----------    -------      -----------  ----------  --------
 1,534,562      674       93,226     (59,822)      51,962        379,356      1,178        2,234,517     839,204   179,912


   768,552       --        3,769      65,901       24,089        171,931         --        9,642,454   4,022,725   167,043

 3,059,565     (819)     236,625   2,084,389      136,191      2,398,023     (1,153)      16,409,989   9,502,216   362,600
----------    -----     --------  ----------     --------     ----------    -------      -----------  ----------  --------
 2,291,013     (819)     232,856   2,018,488      112,102      2,226,092     (1,153)       6,767,535   5,479,491   195,557

    31,570       --        2,318      11,723          159          4,907         --           27,750      44,049     1,942
----------    -----     --------  ----------     --------     ----------    -------      -----------  ----------  --------

 2,322,583     (819)     235,174   2,030,211      112,261      2,230,999     (1,153)       6,795,285   5,523,540   197,499
----------    -----     --------  ----------     --------     ----------    -------      -----------  ----------  --------

$3,857,145    $(145)    $328,400  $1,970,389     $164,223     $2,610,355    $    25      $ 9,029,802  $6,362,744  $377,411
==========    =====     ========  ==========     ========     ==========    =======      ===========  ==========  ========
VARIABLE
INSURANCE
PRODUCTS
 FUND II
---------  -----------

  ASSET
 MANAGER
  SUB-
 ACCOUNT       TOTAL
---------  -----------

$174,907   $ 50,453,549

  20,483      4,984,819
--------   ------------
 154,424     45,468,730


 269,255    101,153,516
 547,647    194,486,245
--------   ------------
 278,392     93,332,729
   4,122      1,232,236
--------   ------------
 282,514     94,564,965
--------   ------------
$436,938   $140,033,695
========   ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995





                                                                             NEW ENGLAND ZENITH FUND
                        ----------------------------------------------------------------------------

                          CAPITAL        BOND         MONEY        STOCK                     AVANTI
                           GROWTH       INCOME        MARKET       INDEX       MANAGED       GROWTH
                            SUB-         SUB-          SUB-        SUB-          SUB-         SUB-
                          ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                        ------------  ------------  ----------  ------------  ----------  ------------
INCOME
Dividends . . . . . .   $ 58,318,276  $ 1,844,411   $1,109,838  $   627,118   $1,061,289   $  535,217
EXPENSE
Mortality and expense
 risk charge
 (Note 3) . . . . . .      2,173,846      143,873      112,033       95,240      113,501       77,636
                        ------------  -----------   ----------  -----------   ----------   ----------
Net investment
 income . . . . . . .     56,144,430    1,700,538      997,805      531,878      947,788      457,581
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of
   period . . . . . .      9,892,073   (2,028,893)          --   (1,645,744)     703,242      205,680
  End of period . . .     71,963,590      997,195           --    2,853,587    5,216,548    2,881,100
                        ------------  -----------   ----------  -----------   ----------   ----------
Net change in
 unrealized
 appreciation
 (depreciation) . . .     62,071,517    3,026,088           --    4,499,331    4,513,306    2,675,420
Net realized gain
 (loss) on
 investments  . . . .      1,613,390        7,382           --        7,637       42,457       21,233
                        ------------  -----------   ----------  -----------   ----------   ----------
Net realized and
 unrealized gain on
 investments. . . . .     63,684,907    3,033,470           --    4,506,968    4,555,763    2,696,653
                        ------------  -----------   ----------  -----------   ----------   ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS . . . . .   $119,829,337  $ 4,734,008   $  997,805  $ 5,038,846   $5,503,551   $3,154,234
                        ============  ===========   ==========  ===========   ==========   ==========



* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
                       See Notes to Financial Statements

                                                                                                        VARIABLE
                                                                                                        INSURANCE
                                                                            VARIABLE INSURANCE          PRODUCTS
                                                                               PRODUCTS FUND             FUND II
-------------------------------------------------------------------  ---------------------------------  ---------
  GROWTH
   AND        SMALL                EQUITY   INTERNATIONAL  VENTURE     EQUITY-                  HIGH      ASSET
  INCOME       CAP      BALANCED   GROWTH      EQUITY       VALUE      INCOME      OVERSEAS    INCOME    MANAGER
   SUB-        SUB-       SUB-      SUB-        SUB-         SUB-       SUB-         SUB-       SUB-      SUB-
 ACCOUNT     ACCOUNT    ACCOUNT*  ACCOUNT*    ACCOUNT*     ACCOUNT*    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT
----------  ----------  --------  --------  -------------  --------  -----------  ----------  --------  ---------

$  606,696  $  365,015  $17,538   $195,436    $12,460      $ 86,716  $ 2,284,557  $  282,520  $  8,412  $ 11,896


    52,633      24,746      743     11,686      2,165         7,251      233,864     240,253     6,639     9,537
----------  ----------  -------   --------    -------      --------  -----------  ----------  --------  --------
   554,063     340,269   16,795    183,750     10,295        79,465    2,050,693      42,267     1,773     2,359


     1,918       4,662       --         --         --            --      149,659     260,895       213    (1,503)

 2,105,777     768,552    3,769     65,901     24,089       171,931    9,642,454   4,022,725   167,043   269,255
----------  ----------  -------   --------    -------      --------  -----------  ----------  --------  --------
 2,103,859     763,890    3,769     65,901     24,089       171,931    9,492,795   3,761,830   166,830   270,758

     9,493       1,325      223        237        (34)          203       61,089      32,279     2,817     4,661
----------  ----------  -------   --------    -------      --------  -----------  ----------  --------  --------

 2,113,352     765,215    3,992     66,138     24,055       172,134    9,553,884   3,794,109   169,647   275,419
----------  ----------  -------   --------    -------      --------  -----------  ----------  --------  --------

$2,667,415  $1,105,484  $20,787   $249,888    $34,350      $251,599  $11,604,577  $3,836,376  $171,420  $277,778
==========  ==========  =======   ========    =======      ========  ===========  ==========  ========  ========



-----------




    TOTAL
-----------

$ 67,367,395

   3,305,646
------------
  64,061,749


   7,542,202
 101,153,516
------------
  93,611,314
   1,804,392
------------
  95,415,706
------------
$159,477,455
============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994




                                                                            NEW ENGLAND ZENITH FUND
                                             -------------------------------------------------------------------------------------
                                                                                                                          GROWTH
                                               CAPITAL         BOND        MONEY       STOCK                    AVANTI     AND
                                                GROWTH        INCOME       MARKET      INDEX       MANAGED      GROWTH    INCOME
                                                 SUB-          SUB-         SUB-       SUB-          SUB-        SUB-      SUB-
                                               ACCOUNT        ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT     ACCOUNT   ACCOUNT
                                             -------------  ------------  --------  ------------  -----------  --------  ---------
INCOME
Dividends  . . . . . . . . . . . . . . . .   $ 13,519,083   $ 1,399,070   $691,932  $   307,159   $  678,949   $ 43,109  $ 89,817
EXPENSE
Mortality and expense risk charge
 (Note 3)  . . . . . . . . . . . . . . . .      1,637,278       107,252     93,830       59,230       86,049     31,737    18,214
                                             ------------   -----------   --------  -----------   ----------   --------  --------
Net investment income (loss) . . . . . . .     11,881,805     1,291,818    598,102      247,929      592,900     11,372    71,603
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
Net unrealized appreciation (depreciation)
 on investments:
  Beginning of period  . . . . . . . . . .     46,100,393        41,284         --   (1,457,732)   1,602,795    143,154    67,310
  End of period  . . . . . . . . . . . . .      9,892,073    (2,028,893)        --   (1,645,744)     703,242    205,680     1,918
                                             ------------   -----------   --------  -----------   ----------   --------  --------
Net change in unrealized appreciation
 (depreciation). . . . . . . . . . . . . .    (36,208,320)   (2,070,177)        --     (188,012)    (899,553)    62,526   (65,392)
Net realized gain (loss) on
 investments . . . . . . . . . . . . . . .         67,810         1,763         --        6,200       37,994        542       776
                                             ------------   -----------   --------  -----------   ----------   --------  --------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .    (36,140,510)   (2,068,414)        --     (181,812)    (861,559)    63,068   (64,616)
                                             ------------   -----------   --------  -----------   ----------   --------  --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS . . . . . . . .   $(24,258,705)  $  (776,596)  $598,102  $    66,117   $ (268,659)  $ 74,440  $  6,987
                                             ============   ===========   ========  ===========   ==========   ========  ========
                                                                                         VARIABLE
                                                                                         INSURANCE
                                                             VARIABLE INSURANCE          PRODUCTS
                                                                PRODUCTS FUND             FUND II
                                                       --------------------------------  ---------  ---------------

                                              SMALL    EQUITY-                  HIGH       ASSET
                                               CAP      INCOME    OVERSEAS     INCOME     MANAGER
                                               SUB-      SUB-       SUB-        SUB-       SUB-
                                             ACCOUNT*  ACCOUNT     ACCOUNT    ACCOUNT**  ACCOUNT**      TOTAL
                                             --------  ---------  ----------  ---------  ---------  ---------------
INCOME
Dividends  . . . . . . . . . . . . . . . .    $  327   $670,101   $  69,390     $ --     $    --     $ 17,468,937
EXPENSE
Mortality and expense risk charge
 (Note 3)  . . . . . . . . . . . . . . . .        28     75,586     133,276        6          34        2,242,520
                                              ------   --------   ---------     ----     -------     ------------
Net investment income (loss) . . . . . . .       299    594,515     (63,886)      (6)        (34)      15,226,417
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
Net unrealized appreciation (depreciation)
 on investments:
  Beginning of period  . . . . . . . . . .        --     93,013     700,341       --          --       47,290,558
  End of period  . . . . . . . . . . . . .     4,662    149,659     260,895      213      (1,503)       7,542,202
                                              ------   --------   ---------     ----     -------     ------------
Net change in unrealized appreciation
 (depreciation). . . . . . . . . . . . . .     4,662     56,646    (439,446)     213      (1,503)     (39,748,356)
Net realized gain (loss) on
 investments . . . . . . . . . . . . . . .        --       (929)       (471)      --          --          113,685
                                              ------   --------   ---------     ----     -------     ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     4,662     55,717    (439,917)     213      (1,503)     (39,634,671)
                                              ------   --------   ---------     ----     -------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS . . . . . . . .    $4,961   $650,232   $(503,803)    $207     $(1,537)    $(24,408,254)
                                              ======   ========   =========     ====     =======     ============



 * For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
** For the period August 31, 1994 (Commencement of Operations) through December
 31, 1994.




                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996





                                                                                                         NEW ENGLAND ZENITH FUND
                               -------------------------------------------------------------------------------------------------
                                                                                                                        GROWTH
                                 CAPITAL         BOND          MONEY          STOCK                      AVANTI           AND
                                  GROWTH        INCOME         MARKET         INDEX        MANAGED       GROWTH         INCOME
                                   SUB-          SUB-           SUB-          SUB-          SUB-          SUB-           SUB-
                                 ACCOUNT        ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
                               -------------  ------------  -------------  ------------  ------------  ------------  --------------
FROM OPERATING ACTIVITIES
Net investment income
 (loss)  . . . . . . . . . .   $ 30,009,869   $ 2,386,677   $  1,145,809   $   672,864   $ 2,783,808   $ 1,356,904    $ 1,703,606
Net realized and unrealized
 gain (loss) on
 investments . . . . . . . .     67,031,236      (956,377)            --     4,781,234       990,856     1,969,645      1,020,277
                               ------------   -----------   ------------   -----------   -----------   -----------    -----------
  Net increase (decrease) in
   net assets resulting from
   operations  . . . . . . .     97,041,105     1,430,300      1,145,809     5,454,098     3,774,664     3,326,549      2,723,883
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred from
 New England Life Insurance
 Company (Note 4)  . . . . .    111,194,198     8,517,031     79,806,482     6,566,717     5,631,293     7,140,375      5,201,936
Net transfers (to) from other
 sub-accounts. . . . . . . .     (1,541,352)    1,894,963    (61,482,739)    5,875,439     1,412,522     2,859,556      2,274,270
Net transfers to New England
 Life Insurance Company  . .    (76,528,987)   (5,770,575)    (9,089,129)   (5,144,242)   (4,232,475)   (5,172,577)    (3,338,871)
                               ------------   -----------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets
 resulting from policy
 related transactions  . . .     33,123,859     4,641,419      9,234,614     7,297,914     2,811,340     4,827,354      4,137,335
                               ------------   -----------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets .    130,164,964     6,071,719     10,380,423    12,752,012     6,586,004     8,153,903      6,861,218
NET ASSETS, AT BEGINNING OF
 THE PERIOD  . . . . . . . .    394,834,656    26,679,137     19,431,856    18,575,150    21,999,000    14,337,457     10,310,478
                               ------------   -----------   ------------   -----------   -----------   -----------    -----------
NET ASSETS, AT END OF THE
 PERIOD. . . . . . . . . . .   $524,999,620   $32,750,856   $ 29,812,279   $31,327,162   $28,585,004   $22,491,360    $17,171,696
                               ============   ===========   ============   ===========   ===========   ===========    ===========



* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.
                       See Notes to Financial Statements




-----------------------------------------------------------------------------------------------

   SMALL         U.S.                    EQUITY      INTERNATIONAL    VENTURE         BOND
    CAP       GOVERNMENT   BALANCED      GROWTH         EQUITY         VALUE      OPPORTUNITIES
   SUB-          SUB-        SUB-         SUB-           SUB-          SUB-           SUB-
  ACCOUNT      ACCOUNT*    ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT*
------------  ----------  -----------  ------------  -------------  ------------  -------------

$ 1,534,562    $   674    $   93,226   $   (59,822)  $    51,962    $   379,356     $ 1,178

  2,322,583       (819)      235,174     2,030,211       112,261      2,230,999      (1,153)
-----------    -------    ----------   -----------   -----------    -----------     -------

  3,857,145       (145)      328,400     1,970,389       164,223      2,610,355          25


  5,440,860         --       811,932     9,286,073     1,454,605      4,876,053          --
 10,060,122     46,951     2,383,695    11,496,667     2,908,047      9,510,686      27,190

 (4,380,392)      (769)     (708,829)   (6,395,345)   (1,242,748)    (3,721,564)       (447)
-----------    -------    ----------   -----------   -----------    -----------     -------

 11,120,590     46,182     2,486,798    14,387,395     3,119,904     10,665,175      26,743
-----------    -------    ----------   -----------   -----------    -----------     -------
 14,977,735     46,037     2,815,198    16,357,784     3,284,127     13,275,530      26,768

  6,544,996         --       418,211     5,712,498       953,848      3,386,440          --
-----------    -------    ----------   -----------   -----------    -----------     -------

$21,522,731    $46,037    $3,233,409   $22,070,282   $ 4,237,975    $16,661,970     $26,768
===========    =======    ==========   ===========   ===========    ===========     =======
                                            VARIABLE
                                           INSURANCE
           VARIABLE INSURANCE               PRODUCTS
             PRODUCTS FUND                  FUND II
----------------------------------------   -----------  -------------

  EQUITY-                        HIGH        ASSET
   INCOME        OVERSEAS       INCOME      MANAGER
    SUB-           SUB-          SUB-         SUB-
  ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT         TOTAL
-------------  -------------  -----------  -----------  -------------

$  2,234,517   $    839,204   $  179,912   $  154,424   $  45,468,730
   6,795,285      5,523,540      197,499      282,514      94,564,965
------------   ------------   ----------   ----------   -------------
   9,029,802      6,362,744      377,411      436,938     140,033,695

  20,426,731     17,135,189      970,763    1,258,847     285,719,085
   9,029,810      1,051,463    1,631,762      560,948              --
 (13,479,623)   (11,522,274)    (623,788)    (649,631)   (152,002,266)
------------   ------------   ----------   ----------   -------------
  15,976,918      6,664,378    1,978,737    1,170,164     133,716,819
------------   ------------   ----------   ----------   -------------
  25,006,720     13,027,122    2,356,148    1,607,102     273,750,514
  47,352,852     38,382,219    1,742,493    1,972,993     612,634,284
------------   ------------   ----------   ----------   -------------
$ 72,359,572   $ 51,409,341   $4,098,641   $3,580,095   $ 886,384,798
============   ============   ==========   ==========   =============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995





                                                                                                         NEW ENGLAND ZENITH FUND
                                             -----------------------------------------------------------------------------------

                                               CAPITAL         BOND          MONEY          STOCK                       AVANTI
                                                GROWTH        INCOME         MARKET         INDEX        MANAGED        GROWTH
                                                 SUB-          SUB-           SUB-          SUB-          SUB-           SUB-
                                               ACCOUNT        ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT        ACCOUNT
                                             -------------  ------------  -------------  ------------  ------------  --------------
FROM OPERATING ACTIVITIES
Net investment income  . . . . . . . . . .   $ 56,144,430   $ 1,700,538   $    997,805   $   531,878   $   947,788    $   457,581
Net realized and unrealized gain on
 investments . . . . . . . . . . . . . . .     63,684,907     3,033,470             --     4,506,968     4,555,763      2,696,653
                                             ------------   -----------   ------------   -----------   -----------    -----------
  Increase in net assets resulting from
   operations. . . . . . . . . . . . . . .    119,829,337     4,734,008        997,805     5,038,846     5,503,551      3,154,234
FROM POLICY-RELATED TRANSACTIONS
Net premiums transferred from New England
 Life Insurance Company (Note 4) . . . . .    100,611,223     7,330,838     40,457,027     4,559,195     4,757,562      5,407,500
Net transfers (to) from other
 sub-accounts  . . . . . . . . . . . . . .     (7,820,362)    2,481,090    (32,083,917)    2,734,513       286,111      3,131,998
Net transfers to New England Life Insurance
 Company . . . . . . . . . . . . . . . . .    (67,280,279)   (4,616,930)    (6,819,802)   (3,436,368)   (3,307,802)    (3,767,486)
                                             ------------   -----------   ------------   -----------   -----------    -----------
Increase in net assets resulting from
 policy related transactions . . . . . . .     25,510,582     5,194,998      1,553,308     3,857,340     1,735,871      4,772,012
                                             ------------   -----------   ------------   -----------   -----------    -----------
Net increase in net assets . . . . . . . .    145,339,919     9,929,006      2,551,113     8,896,186     7,239,422      7,926,246
NET ASSETS, AT BEGINNING OF THE PERIOD . .    249,494,737    16,750,131     16,880,743     9,678,964    14,759,578      6,411,211
                                             ------------   -----------   ------------   -----------   -----------    -----------
NET ASSETS, AT END OF THE PERIOD . . . . .   $394,834,656   $26,679,137   $ 19,431,856   $18,575,150   $21,999,000    $14,337,457
                                             ============   ===========   ============   ===========   ===========    ===========



* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
                       See Notes to Financial Statements



                                                                                           VARIABLE INSURANCE
                                                                                             PRODUCTS FUND
------------------------------------------------------------------------------   --------------------------------------
  GROWTH
    AND          SMALL                   EQUITY      INTERNATIONAL   VENTURE       EQUITY-                      HIGH
  INCOME          CAP       BALANCED     GROWTH         EQUITY        VALUE        INCOME       OVERSEAS       INCOME
   SUB-          SUB-         SUB-        SUB-           SUB-          SUB-         SUB-          SUB-          SUB-
  ACCOUNT       ACCOUNT     ACCOUNT*    ACCOUNT*       ACCOUNT*      ACCOUNT*      ACCOUNT       ACCOUNT      ACCOUNT
------------  ------------  ---------  ------------  -------------  -----------  ------------  ------------  -----------

$   554,063   $   340,269   $ 16,795   $   183,750    $  10,295     $   79,465   $ 2,050,693   $    42,267   $    1,773

  2,113,352       765,215      3,992        66,138       24,055        172,134     9,553,884     3,794,109      169,647
-----------   -----------   --------   -----------    ---------     ----------   -----------   -----------   ----------
  2,667,415     1,105,484     20,787       249,888       34,350        251,599    11,604,577     3,836,376      171,420


  3,473,273     2,237,626     81,978     1,048,361      241,835        625,044    13,985,879    17,076,602      395,370
  2,645,617     4,814,141    409,874     5,735,744      948,764      3,228,499    12,483,761    (2,007,296)   1,503,857

 (2,568,808)   (1,803,085)   (94,428)   (1,321,495)    (271,101)      (718,702)   (9,853,532)   (8,392,295)    (358,576)
-----------   -----------   --------   -----------    ---------     ----------   -----------   -----------   ----------

  3,550,082     5,248,682    397,424     5,462,610      919,498      3,134,841    16,616,108     6,677,011    1,540,651
-----------   -----------   --------   -----------    ---------     ----------   -----------   -----------   ----------
  6,217,497     6,354,166    418,211     5,712,498      953,848      3,386,440    28,220,685    10,513,387    1,712,071

  4,092,981       190,830         --            --           --             --    19,132,167    27,868,832       30,422
-----------   -----------   --------   -----------    ---------     ----------   -----------   -----------   ----------

$10,310,478   $ 6,544,996   $418,211   $ 5,712,498    $ 953,848     $3,386,440   $47,352,852   $38,382,219   $1,742,493
===========   ===========   ========   ===========    =========     ==========   ===========   ===========   ==========
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-----------  ----------------

  ASSET
 MANAGER
   SUB-
 ACCOUNT          TOTAL
-----------  ----------------

$    2,359    $  64,061,749
   275,419       95,415,706
----------    -------------
   277,778      159,477,455

   696,227      202,985,540
 1,507,606               --
  (709,312)    (115,320,001)
----------    -------------
 1,494,521       87,665,539
----------    -------------
 1,772,299      247,142,994
   200,694      365,491,290
----------    -------------
$1,972,993    $ 612,634,284
==========    =============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994





                                                                        NEW ENGLAND ZENITH FUND
                                     ------------------------------------------------------------------------------------

                                       CAPITAL         BOND          MONEY          STOCK                      AVANTI
                                        GROWTH        INCOME         MARKET         INDEX        MANAGED       GROWTH
                                         SUB-          SUB-           SUB-          SUB-          SUB-          SUB-
                                       ACCOUNT        ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                                     -------------  ------------  -------------  ------------  ------------  ------------
FROM OPERATING ACTIVITIES
Net investment income (loss) . . .   $ 11,881,805   $ 1,291,818   $    598,102   $   247,929   $   592,900   $    11,372
Net realized and unrealized gain
 (loss) on investments . . . . . .    (36,140,510)   (2,068,414)            --      (181,812)     (861,559)       63,068
                                     ------------   -----------   ------------   -----------   -----------   -----------
  Increase (decrease) in net assets
   resulting from operations . . .    (24,258,705)     (776,596)       598,102        66,117      (268,659)       74,440
FROM POLICY-RELATED TRANSACTIONS
Net premiums transferred from New
 England Life Insurance Company
 (Note 4)  . . . . . . . . . . . .    101,802,783     6,362,705     39,544,492     3,600,140     4,112,835     3,173,029
Net transfers (to) from other
 sub-accounts. . . . . . . . . . .     (1,234,289)     (822,617)   (29,858,294)      718,688      (186,357)    2,527,486
Net transfers to New England Life
 Insurance Company . . . . . . . .    (56,761,722)   (4,458,223)    (6,161,941)   (2,075,140)   (3,102,454)   (2,027,427)
                                     ------------   -----------   ------------   -----------   -----------   -----------
  Increase in net assets resulting
   from policy-related
   transactions  . . . . . . . . .     43,806,772     1,081,865      3,524,257     2,243,688       824,024     3,673,088
                                     ------------   -----------   ------------   -----------   -----------   -----------
Net increase in net assets . . . .     19,548,067       305,269      4,122,359     2,309,805       555,365     3,747,528
NET ASSETS, AT BEGINNING OF THE
 PERIOD  . . . . . . . . . . . . .    229,946,670    16,444,862     12,758,384     7,369,159    14,204,213     2,663,683
                                     ------------   -----------   ------------   -----------   -----------   -----------
NET ASSETS, AT END OF THE PERIOD .   $249,494,737   $16,750,131   $ 16,880,743   $ 9,678,964   $14,759,578   $ 6,411,211
                                     ============   ===========   ============   ===========   ===========   ===========
                                                                                                     VARIABLE
                                                                                                     INSURANCE
                                                                       VARIABLE INSURANCE            PRODUCTS
                                                                         PRODUCTS FUND                FUND II
                                                              -------------------------------------  ---------  ---------------
                                       GROWTH
                                         AND         SMALL      EQUITY-                     HIGH       ASSET
                                       INCOME         CAP       INCOME       OVERSEAS      INCOME     MANAGER
                                        SUB-         SUB-        SUB-          SUB-         SUB-       SUB-
                                       ACCOUNT     ACCOUNT*     ACCOUNT       ACCOUNT     ACCOUNT**  ACCOUNT**      TOTAL
                                     ------------  ---------  ------------  ------------  ---------  ---------  ---------------
FROM OPERATING ACTIVITIES
Net investment income (loss) . . .   $    71,603   $    299   $   594,515   $   (63,886)  $    (6)   $    (34)   $ 15,226,417
Net realized and unrealized gain
 (loss) on investments . . . . . .       (64,616)     4,662        55,717      (439,917)      213      (1,503)    (39,634,671)
                                     -----------   --------   -----------   -----------   -------    --------    ------------
  Increase (decrease) in net assets
   resulting from operations . . .         6,987      4,961       650,232      (503,803)      207      (1,537)    (24,408,254)
FROM POLICY-RELATED TRANSACTIONS
Net premiums transferred from New
 England Life Insurance Company
 (Note 4)  . . . . . . . . . . . .     1,762,484      4,323     9,237,234    11,268,285       102       8,495     180,876,907
Net transfers (to) from other
 sub-accounts. . . . . . . . . . .     2,012,595    226,677     9,868,299    16,487,055    36,048     224,709              --
Net transfers to New England Life
 Insurance Company . . . . . . . .    (1,190,128)   (45,131)   (4,905,512)   (8,836,370)   (5,935)    (30,973)    (89,600,956)
                                     -----------   --------   -----------   -----------   -------    --------    ------------
  Increase in net assets resulting
   from policy-related
   transactions  . . . . . . . . .     2,584,951    185,869    14,200,021    18,918,970    30,215     202,231      91,275,951
                                     -----------   --------   -----------   -----------   -------    --------    ------------
Net increase in net assets . . . .     2,591,938    190,830    14,850,253    18,415,167    30,422     200,694      66,867,697
NET ASSETS, AT BEGINNING OF THE
 PERIOD  . . . . . . . . . . . . .     1,501,043         --     4,281,914     9,453,665        --          --     298,623,593
                                     -----------   --------   -----------   -----------   -------    --------    ------------
NET ASSETS, AT END OF THE PERIOD .   $ 4,092,981   $190,830   $19,132,167   $27,868,832   $30,422    $200,694    $365,491,290
                                     ===========   ========   ===========   ===========   =======    ========    ============



 * For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
** For the period August 31, 1994 (Commencement of Operations) through
 December 31, 1994.


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" and "Zenith Life Plus II") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash values in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc. which is a subsidiary of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.


        SERIES                 ADVISER                    SUB-ADVISER
        ------          ----------------------  -----------------------------
Capital Growth          Capital Growth
                        Management, L.P.
                        ("CGM")*
Back Bay Advisors       TNE Advisers, Inc.**    Back Bay Advisors, L.P.*
 Money Market
Back Bay Advisors Bond  TNE Advisers, Inc.**    Back Bay Advisors, L.P.*
 Income
Back Bay Advisors       TNE Advisers, Inc.**    Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index    TNE Advisers, Inc.**    Westpeak Investment Advisors,
                                                L.P.*
Westpeak Growth and     TNE Advisers, Inc.**    Westpeak Investment Advisors,
 Income                                         L.P.*
Loomis Sayles Avanti    TNE Advisers, Inc.**    Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small     TNE Advisers, Inc.**    Loomis, Sayles & Company, L.P.*
 Cap
Loomis Sayles Balanced  TNE Advisers, Inc.**    Loomis, Sayles & Company, L.P.*
Draycott International  TNE Advisers, Inc.**    Draycott Partners, Ltd.
 Equity
Davis Venture Value     TNE Advisers, Inc.**    Davis Selected Advisers, Inc.
Alger Equity Growth     TNE Advisers, Inc.**    Fred Alger Management, Inc.
Salomon Brothers U.S.   TNE Advisers, Inc.**    Salomon Brothers Asset
 Government                                     Management, Inc.
Salomon Brothers        TNE Advisers, Inc.**    Salomon Brothers Asset
 Strategic Bond                                 Management, Inc.
 Opportunities



 * An affiliate of NELICO
** A subsidiary of NELICO

In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those Series were advised by their current sub-adviser, except as follows. NEMLICO, the former parent of NELICO, itself served as investment adviser to the Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed its responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management division was reorganized into CGM. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

On January 22, 1997, the Board of Trustees of New England Zenith Fund approved a new subadvisory agreement relating to the Draycott International Equity Series between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). This new agreement, is expected to become effective May 1, 1997 (subject to shareholder approval, if necessary). Under this new agreement MSAM would become subadviser of the Series, succeeding Draycott Partners, Ltd. and would be responsible for the day to day management of the Series. The new name of the Series will be Morgan Stanley International Magnum Equity Series.

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1996:


                                                    PURCHASES        SALES
                                                   ------------  --------------
Capital Growth Series                              $192,435,910   $125,337,191
Back Bay Advisors Money Market Series                98,065,488     87,200,674
Back Bay Advisors Bond Income Series                 18,719,861     11,239,097
Back Bay Advisors Managed Series                     13,159,539      7,382,329
Westpeak Stock Index Series                          16,840,737      7,613,106
Westpeak Growth and Income Series                    11,290,092      4,514,904
Loomis Sayles Avanti Growth Series                   14,804,586      7,554,161
Loomis Sayles Small Cap Series                       20,487,120      6,016,762
Loomis Sayles Balanced Series                         3,720,239        699,768
Draycott International Equity Series                  5,234,589      1,560,413
Davis Venture Value Series                           16,761,770      3,814,839
Alger Equity Growth Series                           25,051,802      7,538,044
Salomon Brothers U.S. Government Series*                 47,709             --
Salomon Brothers Strategic Bond Opportunities
 Series*                                                 28,407             --
VIP Equity-Income Series                             40,788,600     18,781,619
VIP Overseas Series                                  29,417,696     19,661,090
VIP High Income Series                                3,849,778      1,456,754
VIP II Asset Manager Series                           2,822,409      1,496,363



* For the period July 1, 1996 (Commencement of Operations of the sub-account) through December 31, 1996.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of the American Gateway Series, the mortality and expense risk charge is deducted monthly from cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

FIXED PREMIUM ("ZENITH LIFE") POLICIES


                                                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                                 ----------------------------------------------------------------------------------------
                                 1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-
SUB-ACCOUNT                      12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
-----------                      --------  --------  --------  --------  --------  --------  --------  --------  --------
Capital Growth . . . . . . . . .  52.17%   (9.11%)    30.30%   (3.82%)    53.45%   (6.38%)    14.57%   (7.39%)    37.55%
Bond Income  . . . . . . . . . .   1.91%    7.99%     11.91%    7.71%     17.55%    7.80%     12.22%   (3.70%)    20.78%
Money Market . . . . . . . . . .   6.16%    7.14%      8.87%    7.81%      5.84%    3.43%      2.61%    3.61%      5.33%


SUB-ACCOUNT                       1/1/96-
-----------                       12/31/96
                                 ----------
Capital Growth . . . . . . . . .   20.65%
Bond Income  . . . . . . . . . .    4.24%
Money Market . . . . . . . . . .    4.76%




                                 5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-
SUB-ACCOUNT                      12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
-----------                      --------  --------  --------  --------  --------  --------  --------  --------  --------
Stock Index  . . . . . . . . . . (12.40%)   15.93%    29.70%   (4.48%)    29.98%    6.92%      9.34%    0.76%     36.44%
Managed  . . . . . . . . . . . .  (0.89%)    9.10%    18.67%    2.85%     19.75%    6.33%     10.26%   (1.46%)    30.81%
                                  1/1/96-
SUB-ACCOUNT                       12/31/96
-----------                      ----------
Stock Index  . . . . . . . . . .   22.04%
Managed  . . . . . . . . . . . .   14.62%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Avanti Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.47%   (0.62%)    29.90%     17.20%
Growth and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.97%   (1.55%)    35.99%     17.68%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Equity-Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9.29%    6.69%     34.62%     13.88%
Overseas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.57%    1.37%      9.30%     12.82%




                                                                                                     5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
Small Cap  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.45%)    28.40%     30.22%




                                                                                                     8/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
High Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (0.58%)    20.18%     13.63%
Asset Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4.41%)    16.55%     14.20%




                                                                                                               5/1/95-    1/1/96-
SUB-ACCOUNT                                                                                                    12/31/95   12/31/96
-----------                                                                                                    --------  ----------
Equity Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24.84%     12.78%
Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.75%     16.50%
International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.85%      6.30%
Venture Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21.64%     25.40%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES


                                                              NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                                  ----------------------------------------------------------------------------------------
                                  1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-
SUB-ACCOUNT                       12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
-----------                       --------  --------  --------  --------  --------  --------  --------  --------  --------
Capital Growth  . . . . . . . . .  52.02%   (9.20%)    30.17%   (3.91%)    53.29%   (6.47%)    14.46%   (7.38%)    37.41%
Bond Income . . . . . . . . . . .   1.81%    7.88%     11.79%    7.60%     17.43%    7.69%     12.10%   (3.80%)    20.66%
Money Market  . . . . . . . . . .   6.05%    7.03%      8.77%    7.71%      5.74%    3.33%      2.51%    3.35%      5.23%


SUB-ACCOUNT                        1/1/96-
-----------                        12/31/96
                                  ----------
Capital Growth  . . . . . . . . .   20.53%
Bond Income . . . . . . . . . . .    4.14%
Money Market  . . . . . . . . . .    4.65%




                                  5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-
SUB-ACCOUNT                       12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
-----------                       --------  --------  --------  --------  --------  --------  --------  --------  --------
Stock Index . . . . . . . . . . . (12.46%)   15.82%    29.57%   (4.58%)    29.85%    6.81%      9.23%    0.66%     36.30%
Managed . . . . . . . . . . . . .  (0.96%)    8.99%    18.55%    2.75%     19.63%    6.22%     10.15%   (1.56%)    30.67%
                                   1/1/96-
SUB-ACCOUNT                        12/31/96
-----------                       ----------
Stock Index . . . . . . . . . . .   21.91%
Managed . . . . . . . . . . . . .   14.51%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Avanti Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.39%   (0.72%)    29.77%     17.08%
Growth and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.90%   (1.65%)    35.85%     17.56%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Equity-Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9.22%    6.59%     34.49%     13.77%
Overseas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.49%    1.27%      9.19%     12.70%




                                                                                                     5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
Small Cap  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.52%)    28.27%     30.09%




                                                                                                     8/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
High Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (0.61%)    20.06%     13.52%
Asset Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4.45%)    16.43%     14.09%




                                                                                                           5/1/95-    1/1/96-
SUB-ACCOUNT                                                                                                12/31/95   12/31/96
-----------                                                                                                --------  ----------
Equity Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24.76%     12.66%
Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.67%     16.39%
International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.79%      6.19%
Venture Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21.56%     25.27%

VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES


                                                      NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                          ------------------------------------------------------------------------------------------------
                          1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT               12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------               --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Capital Growth  . . . . .  51.79%   (9.34%)    29.98%   (4.06%)    53.06%   (6.61%)    14.28%   (7.62%)    37.21%     20.34%
Bond Income . . . . . . .   1.65%    7.72%     11.63%    7.44%     17.25%    7.53%     11.94%   (3.94%)    20.47%      3.98%
Money Market  . . . . . .   5.89%    6.87%      8.60%    7.54%      5.58%    3.18%      2.36%    3.35%      5.07%      4.50%




                          5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT               12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------               --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Stock Index . . . . . . . (12.55%)   15.65%    29.37%   (4.72%)    29.65%    6.65%     9.07%     0.51%     36.10%     21.73%
Managed . . . . . . . . .  (1.06%)    8.83%    18.37%    2.59%     19.45%    6.06%     9.99%    (1.70%)    30.48%     14.34%




                                                                                      4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                           12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                           --------  --------  --------  ----------
Avanti Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.28%   (0.87%)    29.57%     16.90%
Growth and Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.78%   (1.80%)    35.65%     17.38%




                                                                                      4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                           12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                           --------  --------  --------  ----------
Equity-Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9.11%    6.43%     34.29%     13.59%
Overseas  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.38%    1.12%      9.02%     12.53%




                                                                                                5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                     12/31/94  12/31/95   12/31/96
-----------                                                                                     --------  --------  ----------
Small Cap . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.61%)    28.08%     29.90%




                                                                                                8/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                     12/31/94  12/31/95   12/31/96
-----------                                                                                     --------  --------  ----------
High Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (0.66%)    19.88%     13.35%
Asset Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4.49%)    16.26%     13.91%




                                                                                                           5/1/95-    1/1/96-
SUB-ACCOUNT                                                                                                12/31/95   12/31/96
-----------                                                                                                --------  ----------
Equity Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24.64%     12.49%
Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.56%     16.21%
International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.68%      6.03%
Venture Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21.44%     25.08%

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES


                                                            NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                                ------------------------------------------------------------------------------------------------
                                1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                     12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                     --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Capital Growth  . . . . . . . .  51.34%   (9.61%)    29.59%   (4.35%)    52.61%   (6.90%)    13.94%   (7.90%)    36.80%     19.98%
Bond Income . . . . . . . . . .   1.35%    7.40%     11.29%    7.11%     16.90%    7.21%     11.60%   (4.23%)    20.12%      3.67%
Money Market  . . . . . . . . .   5.57%    6.55%      8.28%    7.22%      5.26%    2.87%      2.05%    3.04%      4.75%      4.18%




                                5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-
SUB-ACCOUNT                     12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
-----------                     --------  --------  --------  --------  --------  --------  --------  --------  --------
Stock Index . . . . . . . . . . (12.73%)   15.30%    28.99%   (5.01%)    29.27%    6.33%     8.74%     0.21%     35.69%
Managed . . . . . . . . . . . .  (1.26%)    8.50%    18.02%    2.28%     19.10%    5.74%     9.69%    (2.00%)    30.09%
                                 1/1/96-
SUB-ACCOUNT                      12/31/96
-----------                     ----------
Stock Index . . . . . . . . . .   21.36%
Managed . . . . . . . . . . . .   13.99%




                                                                             4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                  12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                  --------  --------  --------  ----------
Avanti Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.05%   (1.16%)    29.19%     16.55%
Growth and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.55%   (2.09%)    35.25%     17.03%




                                                                             4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                  12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                  --------  --------  --------  ----------
Equity-Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8.89%    6.11%     33.89%     13.25%
Overseas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.15%    0.82%      8.70%     12.19%




                                                                                      5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                           12/31/94  12/31/95   12/31/96
-----------                                                                           --------  --------  ----------
Small Cap . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.80%)    27.69%     29.50%




                                                                                      8/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                           12/31/94  12/31/95   12/31/96
-----------                                                                           --------  --------  ----------
High Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (0.76%)    19.53%     13.00%
Asset Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4.59%)    15.91%     13.57%




                                                                                               5/1/95-    1/1/96-
SUB-ACCOUNT                                                                                    12/31/95   12/31/96
-----------                                                                                    --------  ----------
Equity Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24.39%     12.15%
Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.33%     15.86%
International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.48%      5.71%
Venture Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21.20%     24.71%

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES


                                                           NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                               ------------------------------------------------------------------------------------------------
                               1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                    12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                    --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Capital Growth . . . . . . . .  51.56%   (9.47%)    31.88%   (5.73%)    52.83%   (6.75%)    14.11%   (7.76%)    37.00%     20.16%
Bond Income  . . . . . . . . .   1.50%    7.56%     11.46%    7.28%     17.08%    7.37%     11.77%   (4.08%)    20.29%      3.82%
Money Market . . . . . . . . .   5.73%    6.71%      8.44%    7.38%      5.42%    3.02%      2.20%    3.20%      4.91%      4.34%




                               5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                    12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95   12/31/96
-----------                    --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Stock Index . . . . . . . .    (13.06%)   15.47%    29.18%   (4.86%)    29.46%    6.49%     8.90%     0.36%     35.90%     21.55%
Managed  . . . . . . . . . . .  (1.15%)    8.67%    18.20%    2.44%     19.28%    5.90%     9.82%    (1.85%)    30.28%     14.16%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Avanti Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.16%   (1.01%)    29.38%     16.72%
Growth and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.67%   (1.94%)    35.45%     17.21%




                                                                                           4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                                --------  --------  --------  ----------
Equity-Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9.00%    6.27%     34.09%     13.42%
Overseas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.26%    0.97%      8.86%     12.36%




                                                                                                     5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
Small Cap  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.71%)    27.88%     29.70%




                                                                                                     8/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                                          12/31/94  12/31/95   12/31/96
-----------                                                                                          --------  --------  ----------
High Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (0.71%)    19.71%     13.17%
Asset Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4.54%)    16.08%     13.74%




                                                                                                               5/1/95-    1/1/96-
SUB-ACCOUNT                                                                                                    12/31/95   12/31/96
-----------                                                                                                    --------  ----------
Equity Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24.51%     12.32%
Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.44%     16.03%
International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3.58%      5.87%
Venture Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21.32%     24.89%

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES


                                                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                                 ----------------------------------------------------------------------------------------
                                 1/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-
SUB-ACCOUNT                      12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
-----------                      --------  --------  --------  --------  --------  --------  --------  --------  --------
Bond Income  . . . . . . . . . .  2.27%     8.37%     12.30%    8.09%     17.96%    8.18%     12.61%   (3.36%)    21.20%
Money Market . . . . . . . . . .  6.53%     7.52%      9.25%    8.19%      6.21%    3.80%      2.97%    3.97%      5.70%


SUB-ACCOUNT                       1/1/96-
-----------                       12/31/96
                                 ----------
Bond Income  . . . . . . . . . .   4.61%
Money Market . . . . . . . . . .   5.13%




                                 5/1/87-   1/1/88-   1/1/89-   1/1/90-   1/1/91-   1/1/92-   1/1/93-   1/1/94-   1/1/95-
SUB-ACCOUNT                      12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
-----------                      --------  --------  --------  --------  --------  --------  --------  --------  --------
Stock Index  . . . . . . . . . . (12.20%)   16.34%    30.15%   (4.14%)    30.43%    7.30%      9.72%    1.12%     36.92%
Managed  . . . . . . . . . . . .  (0.66%)    9.48%    19.08%    3.21%     20.17%    6.70%     10.65%   (1.11%)    31.26%
                                  1/1/96-
SUB-ACCOUNT                       12/31/96
-----------                      ----------
Stock Index  . . . . . . . . . .   22.47%
Managed  . . . . . . . . . . . .   15.03%




                                                                                 4/30/93-  1/1/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                      12/31/93  12/31/94  12/31/95   12/31/96
-----------                                                                      --------  --------  --------  ----------
Avanti Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.74%   (0.27%)    30.35%     17.61%
Growth and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.24%   (1.21%)    36.47%     18.10%




                                                                                          5/2/94-   1/1/95-    1/1/96-
SUB-ACCOUNT                                                                               12/31/94  12/31/95   12/31/96
-----------                                                                               --------  --------  ----------
Small Cap . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3.23%)    28.84%     30.68%




                                                                                         10/31/94-  1/1/95-    1/1/96-
SUB-ACCOUNT                                                                              12/31/94   12/31/95   12/31/96
-----------                                                                              ---------  --------  ----------
Equity Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (4.20%)    48.69%     13.17%
Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (0.10%)    24.79%     16.91%
International Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.60%      6.23%      6.67%
Venture Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (3.50%)    39.28%     25.84%
U.S. Government  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0.60%     15.02%      3.31%
Strategic Bond Opportunities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (1.40%)    19.38%     14.36%



The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

                          INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheet of New England Life Insurance Company (formally New England Variable Life Insurance Company) and subsidiaries as of December 31, 1996, and the related consolidated statement of earnings, equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1996 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

In 1996, as discussed in Note 1 to the financial statements, the Company (1) has adopted all applicable generally accepted accounting principles as required for mutual life insurance enterprises (or wholly-owned stock life insurance company subsidiaries of mutual life insurance enterprises) by Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies; and (2) has reflected the effects of the changes in corporate organization.

The consolidated balance sheet of the Company and subsidiaries as of December 31, 1995 and the related consolidated statements of earnings, equity, and cash flows for the periods ended December 31, 1995 and 1994 present the combination of the individual financial statements of New England Variable Life Insurance Company and other entities listed in Note 1. Such individual financial statements were audited by other auditors before the applicable effects of the changes described in the paragraph above and their reports on the financial statements of each of the insurance entities listed in Note 1 expressed an adverse opinion as to the conformity with generally accepted accounting principles and an unqualified opinion as to conformity with statutory principles and their reports on the financial statements of each of the other entities expressed an unqualified opinion. We have audited the adjustments that were applied to restate the 1995 and 1994 financial statements to reflect the effects of the changes for the adoption of generally accepted accounting principles and the changes in corporate organization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.



DELOITTE & TOUCHE LLP


February 18, 1997
Boston, Massachusetts

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995


                                   ASSETS

                                        NOTES       1996             1995
                                        -----  --------------  ----------------
Investments:
  Fixed Maturities:
     Available for Sale, at Estimated
      Fair Value  . . . . . . . . . .   2,11   $  524,284,643   $  575,834,866
     Held to Maturity, at Amortized
      Cost. . . . . . . . . . . . . .              29,666,318       36,550,618
  Mortgage Loans on Real Estate . . .   2,11               --        2,210,153
  Policy Loans  . . . . . . . . . . .    11        76,262,779       58,210,498
  Real Estate . . . . . . . . . . . .               1,701,981               --
  Short-Term Investments  . . . . . .    11       156,559,460       20,828,254
  Other Invested Assets . . . . . . .              12,956,434          206,000
                                               --------------   --------------
        Total Investments . . . . . .             801,431,615      693,840,389
Cash and Cash Equivalents . . . . . .    11        49,147,342       35,129,015
Deferred Policy Acquisition Costs . .             434,636,666      353,809,245
Accrued Investment Income . . . . . .              13,712,748       14,621,811
Premiums and Other Receivables  . . .     4         5,941,433       10,311,027
Other Assets  . . . . . . . . . . . .              95,106,160       11,148,103
Separate Account Assets . . . . . . .           1,206,959,498      748,184,716
                                               --------------   --------------
        TOTAL ASSETS  . . . . . . . .          $2,606,935,462   $1,867,044,306
                                               ==============   ==============

                           LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits  . . . . . . .     4    $  464,888,914   $  446,687,020
Policyholder Account Balances . . . .   4,11      181,594,090      138,831,391
Other Policyholder Funds  . . . . . .    11         2,071,162        2,353,586
Policyholder Dividends Payable  . . .               9,018,002        7,346,500
Short and Long-Term Debt  . . . . . .   8,11       84,056,337       79,347,546
Income Taxes Payable:                     5
  Current . . . . . . . . . . . . . .               6,272,302        9,179,749
  Deferred  . . . . . . . . . . . . .              39,463,081       54,981,645
Other Liabilities . . . . . . . . . .              62,190,384       25,629,031
Separate Account Liabilities  . . . .           1,206,959,498      748,184,716
                                               --------------   --------------
        Total Liabilities . . . . . .           2,056,513,770    1,512,541,184
                                               --------------   --------------
Commitments and Contingencies
 (Notes 2, 4, 8 and 9)
EQUITY
Common Stock  . . . . . . . . . . . .               2,500,000        2,500,000
Contributed Capital . . . . . . . . .             497,945,598      289,099,450
Retained Earnings . . . . . . . . . .              46,248,721       36,547,252
Net Unrealized Investment Gains . . .     3         3,727,373       26,356,420
                                               --------------   --------------
        Total Equity  . . . . . . . .             550,421,692      354,503,122
                                               --------------   --------------
        TOTAL LIABILITIES AND
         EQUITY . . . . . . . . . . .          $2,606,935,462   $1,867,044,306
                                               ==============   ==============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF EARNINGS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994



                            NOTES       1996          1995           1994
                            ------  ------------  ------------  ---------------
REVENUES
Premiums, net . . . . . .     4     $ 37,410,040  $ 38,565,735   $206,099,650
Universal Life and
 Investment-Type Product
 Policy Fee Income  . . .            101,755,632    79,371,437     63,349,660
Net Investment Income . .     3       49,628,343    41,815,075      4,069,355
Investment Gains (Losses),
 Net. . . . . . . . . . .     3       15,979,267    21,979,906        (64,081)
Commissions, Fees and
 Other Income . . . . . .             44,929,609    34,554,617    264,883,323
                                    ------------  ------------   ------------
Total Revenues  . . . . .            249,702,891   216,286,770    538,337,907

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits,
 net  . . . . . . . . . .     4       65,520,519    55,810,172    435,150,792
Interest Credited to
 Policyholder Account
 Balances . . . . . . . .              5,557,652     2,564,651        904,003
Policyholder Dividends  .             14,829,641    13,953,664      7,232,042
Other Operating Costs and
 Expenses . . . . . . . .            151,043,021   110,890,061     83,725,839
                                    ------------  ------------   ------------
Total Benefits and Other
 Deductions . . . . . . .            236,950,833   183,218,548    527,012,676
                                    ------------  ------------   ------------
Earnings from Continuing
 Operations before Income
 Taxes  . . . . . . . . .             12,752,058    33,068,222     11,325,231
Income Taxes  . . . . . .     5        3,050,589    12,302,605      4,188,483
                                    ------------  ------------   ------------

NET EARNINGS  . . . . . .           $  9,701,469  $ 20,765,617   $  7,136,748
                                    ============  ============   ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994



                                                       NET
                           COMMON                   UNREALIZED
                          STOCK &                   INVESTMENT
                        CONTRIBUTED    RETAINED       GAINS
                          CAPITAL      EARNINGS      (LOSSES)         TOTAL
                        ------------  -----------  -------------  ---------------
BALANCES AT JANUARY 1,
 1994 . . . . . . . .   $175,028,227  $ 8,644,887  $    104,801    $183,777,915
Net Earnings  . . . .                   7,136,748                     7,136,748
Change in Net
 Unrealized Investment
 Gains (Losses) . . .                                  (774,432)       (774,432)
Contributed Capital .     53,028,000                                 53,028,000
                        ------------  -----------  ------------    ------------

BALANCES AT DECEMBER
 31, 1994 . . . . . .    228,056,227   15,781,635      (669,631)    243,168,231
Net Earnings  . . . .                  20,765,617                    20,765,617
Change in Net
 Unrealized Investment
 Gains (Losses) . . .                                27,026,051      27,026,051
Contributed Capital .     63,543,223                                 63,543,223
                        ------------  -----------  ------------    ------------

BALANCES AT DECEMBER
 31, 1995 . . . . . .    291,599,450   36,547,252    26,356,420     354,503,122
Net Earnings  . . . .                   9,701,469                     9,701,469
Change in Net
 Unrealized Investment
 Gains (Losses) . . .                               (22,629,047)    (22,629,047)
Contributed Capital .    208,846,148                                208,846,148
                        ------------  -----------  ------------    ------------

BALANCES AT DECEMBER
 31, 1996 . . . . . .   $500,445,598  $46,248,721  $  3,727,373    $550,421,692
                        ============  ===========  ============    ============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994



                                   1996            1995             1994
                               --------------  --------------  ----------------
NET CASH USED IN OPERATING
 ACTIVITIES. . . . . . . . .   $ (85,673,871)  $(111,833,907)   $ (46,062,592)
                               -------------   -------------    -------------
Cash Flows from Investing
 Activities:
  Sales, Maturities and
    Repayments of:
     Available for Sale Fixed
      Maturities . . . . . .     276,420,158     538,296,916       13,480,392
     Held to Maturity Fixed
      Maturities . . . . . .      10,519,220         625,000               --
     Mortgage Loans on Real
      Estate . . . . . . . .       2,210,152          11,789            8,000
  Purchases of:
     Available for Sale Fixed
      Maturities . . . . . .    (259,713,146)   (983,517,566)    (121,490,180)
     Real Estate . . . . . .        (480,007)             --               --
     Fixed Asset Property and
      Equipment. . . . . . .      (3,786,192)             --               --
     Other Assets  . . . . .     (11,024,000)        (15,000)         (32,000)
  Net Change in Short-Term
    Investments. . . . . . .    (135,731,206)    379,325,026       13,737,203
  Net Change in Policy Loans     (18,052,280)    (14,243,155)     (13,293,625)
  Other, Net . . . . . . . .          66,820        (114,000)       2,255,589
                               -------------   -------------    -------------
NET CASH USED IN INVESTING
 ACTIVITIES. . . . . . . . .    (139,570,481)    (79,630,990)    (105,334,621)
                               -------------   -------------    -------------
Cash Flows from Financing
 Activities:
  Common Stock . . . . . . .
  Capital Contributions  . .     159,162,170       9,515,000       52,698,000
  Borrowed Money . . . . . .                      25,000,000       50,000,000
  Policyholder Account
    Balances:
     Deposits  . . . . . . .     482,551,966     281,761,424      201,732,909
     Withdrawals . . . . . .    (364,932,882)   (148,402,748)    (108,766,575)
  Financial Reinsurance
    Receivables. . . . . . .     (37,518,575)             --               --
                               -------------   -------------    -------------
NET CASH PROVIDED BY
 FINANCING ACTIVITIES  . . .     239,262,679     167,873,676      195,664,334
                               -------------   -------------    -------------
Change in Cash and Cash
 Equivalents . . . . . . . .      14,018,327     (23,591,221)      44,267,121
Cash and Cash Equivalents,
 Beginning of Year . . . . .      35,129,015      58,720,236       14,453,115
                               -------------   -------------    -------------
CASH AND CASH EQUIVALENTS,
 END OF YEAR . . . . . . . .   $  49,147,342   $  35,129,015    $  58,720,236
                               =============   =============    =============
Supplemental Cash Flow
 Information:
  Interest Paid  . . . . . .   $   1,523,134   $   1,277,033    $          --
                               =============   =============    =============
  Income Taxes Paid  . . . .   $   4,720,928   $   6,764,653    $     132,000
                               =============   =============    =============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994



                                   1996            1995             1994
                               --------------  --------------  ----------------
NET EARNINGS . . . . . . . .   $   9,701,469   $  20,765,617    $   7,136,748
Adjustments to Reconcile Net
 Earnings to Net Cash
 Provided by (Used in)
 Operating Activities:
  Change in Deferred Policy
    Acquisition Costs, Net .     (68,626,162)    (45,823,425)    (128,219,002)
  Change in Accrued
    Investment Income  . . .         909,063     (11,507,438)         (87,020)
  Change in Premiums and
    Other Receivables  . . .       4,369,594      (4,072,681)      (1,494,680)
  Investment (Gains) Losses,
    Net. . . . . . . . . . .     (15,979,267)    (21,979,906)          64,081
  Depreciation and
    Amortization Expenses  .       4,119,881       5,724,945           99,912
  Change in Transfer to
    Separate Account . . . .      (2,242,885)      1,412,264          105,477
  Interest Credited to
    Policyholder Account
    Balances . . . . . . . .       5,557,652       2,564,651          904,003
  Universal Life and
    Investment-Type Product
    Policy Fee Income  . . .    (101,755,632)    (79,371,437)     (63,349,660)
  Change in Future Policy
    Benefits . . . . . . . .      18,201,894      14,538,593      125,898,745
  Change in Other
    Policyholder Funds . . .        (282,879)      1,789,475          156,400
  Change in Policyholder
    Dividends Payable  . . .       1,671,502         114,458        7,232,042
  Change in Income Taxes
    Payable. . . . . . . . .      (6,633,789)     10,210,526       10,337,032
  Other, Net . . . . . . . .      65,315,688      (6,199,549)      (4,846,670)
                               -------------   -------------    -------------
NET CASH USED IN OPERATING
 ACTIVITIES. . . . . . . . .   $ (85,673,871)  $(111,833,907)   $ (46,062,592)
                               =============   =============    =============


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BUSINESS

  New England Life Insurance Company and its subsidiaries (the "Company") is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company principally provides variable life insurance and variable annuity products through a network of general agencies located throughout the United States.

  Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 31, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. NEMLICO was merged directly into MetLife and ceased to exist as a separate mutual life insurance company. In conjunction with the merger, NEVLICO became a subsidiary of MetLife and changed its name to New England Life Insurance Company. NELICO has continued after the merger to conduct its existing businesses and is also administering the business activities for the former parent NEMLICO. (Note 13)

  NELICO is headquartered in Boston, Massachusetts and became a Massachusetts chartered company through a legal process known as redomestication. Prior to the merger, NEVLICO was organized under Delaware law. The capital structure of NELICO continues in the same form subsequent to the merger with common stock authorized at 50,000 shares and 20,000 shares issued and outstanding with a par value of $125 per share. MetLife made an additional statutory capital contribution to NELICO at the merger date totaling $208,003,770 consisting of $128,412,170 of cash and $79,591,600 of bonds, real estate, mortgages, common stock of affiliates and furniture and equipment. Prior to the merger, NELICO received a capital contribution from NEMLICO for $20,000,000 in cash. The total contributed capital for 1996 equaled $228,003,770.

  Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are Exeter Reassurance Company, Ltd., New England Pension and Annuity Company and Newbury Insurance Company Limited for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. The principal business activities of the subsidiaries are disclosed below.

  Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

  New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses in 20 states, but is currently not actively engaged in the sale or distribution of insurance products.

  New England Securities Corporation (NES), a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC") and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO. NES is the sole owner of Hereford Insurance Agency, Inc.

  Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability

                       NEW ENGLAND LIFE INSURANCE COMPANY
and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. The policy applies to claims made during the policy period or during the discovery period with limits of $1,000,000 each claim, $1,000,000 annual aggregate each insured, $3,500,000 and $3,000,000 annual aggregate all insured in 1996 and 1995 respectively.

  TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain mutual funds of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services.

  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

  Prior to 1996, NELICO, as a wholly owned stock life insurance subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (statutory financial statements), which accounting practices were considered to be GAAP. In 1996, NELICO adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation") and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of NELICO for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The cumulative effect of such adoption as of January 1, 1994 has been reflected in an adjustment of equity at January 1, 1994 (see Note 12).

  As of December 31, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 increased consolidated equity by $104,801, net of deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits.

  VALUATION OF INVESTMENTS

  Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair market value. Unrealized holding gains and losses on fixed maturity securities available for sale are reported as a separate component of equity. Such amounts are net of related deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary. All securities are recorded on a trade date basis.

  The Company's mortgage loan on real estate was carried at outstanding principal balance. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. The mortgage loan was in good standing at December 31, 1995 and no allowance for loss was required.

                       NEW ENGLAND LIFE INSURANCE COMPANY

  Real estate is considered held for sale by management and is reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. No impairment allowance is required on the property.

  Policy loans are stated at unpaid principal balances.

  Short-term investments are stated at amortized cost which approximates fair value.

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. These are carried at cost, which approximates fair value.

  INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues.

  PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

  Accumulated depreciation and amortization on property and equipment and leasehold improvements was $3,117,743 and $0 at December 31, 1996 and 1995, respectively. Related depreciation and amortization expense was $3,117,743, $0 and $0 for the years ended December 31, 1996, 1995 and 1994, respectively.

  RECOGNITION OF INCOME AND EXPENSES

  Premiums from traditional life policies are recognized generally as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Reinsurance allowances for individual non-medical health contracts are recognized as income when due.

  Premiums from variable life, universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

                       NEW ENGLAND LIFE INSURANCE COMPANY

  Deferred policy acquisition costs are amortized over a period up to 40 years for traditional life, variable life, universal life products and for investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

  For non-medical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally between 10 and 30 years) in proportion to anticipated reinsurance allowances.

  FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing future policy benefit liabilities range from 4 percent to 5 percent for life insurance policies.

  Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  INCOME TAXES

  NELICO files a consolidated Federal Income Tax return with Exeter Reassurance Company, Ltd. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

  SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities.

  Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

  POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                       NEW ENGLAND LIFE INSURANCE COMPANY

  CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

  For the years ended December 31, 1996 and 1995, respectively, the Company received capital contributions in the form of transfer of assets of $49,683,978 and $54,028,223. In 1994, $296,815,969 of bonds were received in support of the coinsurance treaty with NEMLICO.

  ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

  DEBT SECURITIES

  The carrying value, gross unrealized gain (loss) and estimated fair value of fixed securities, by category, as of December 31, 1996 and 1995 are shown below.

                          HELD TO MATURITY SECURITIES


                                               GROSS UNREALIZED
                                  ESTIMATED   ------------------    AMORTIZED
                                 FAIR VALUE     GAIN      LOSS        COST
                                 -----------  --------  --------  -------------
1996
Fixed Maturities:
  Bonds:
     U.S. Treasury Securities
      and obligations of U.S.
      government corporations
      and agencies . . . . . .   $ 7,344,149  $ 51,289  $  6,095   $ 7,298,955
     States and political
      subdivisions . . . . . .       517,770    38,031                 479,739
     Corporate . . . . . . . .    22,648,666   860,180    99,138    21,887,624
                                 -----------  --------  --------   -----------
Total Fixed Maturities . . . .   $30,510,585  $949,500  $105,233   $29,666,318
                                 ===========  ========  ========   ===========

1995
Fixed Maturities:
  Bonds:
     U.S. Treasury Securities
      and obligations of U.S.
      government corporations
      and agencies . . . . . .   $ 9,695,983  $179,024  $          $ 9,516,959
     States and political
      subdivisions . . . . . .       530,650    60,604                 470,046
     Corporate . . . . . . . .    26,599,841   257,222   170,994    26,513,613
     Other . . . . . . . . . .        50,000                            50,000
                                 -----------  --------  --------   -----------
Total Fixed Maturities . . . .   $36,876,474  $496,850  $170,994   $36,550,618
                                 ===========  ========  ========   ===========

                       NEW ENGLAND LIFE INSURANCE COMPANY

                         AVAILABLE FOR SALE SECURITIES


                                           GROSS UNREALIZED
                           AMORTIZED    -----------------------    ESTIMATED
                              COST         GAIN         LOSS       FAIR VALUE
                          ------------  -----------  ----------  --------------
1996
Fixed Maturities:
  Bonds:
     U.S. Treasury
      Securities and
      obligations of
      U.S. government
      corporations and
      agencies. . . . .   $  5,464,659  $    46,737  $   24,580   $  5,486,816
     Foreign
      governments . . .      1,577,439        1,147      57,272      1,521,314
     Corporate  . . . .    505,682,553   18,637,259   7,092,856    517,226,956
     Mortgage-backed
      securities. . . .         48,759          798                     49,557
                          ------------  -----------  ----------   ------------
Total Fixed
 Maturities . . . . . .   $512,773,410  $18,685,941  $7,174,708   $524,284,643
                          ============  ===========  ==========   ============

1995
Fixed Maturities:
  Bonds:
     U.S. Treasury
      Securities and
      obligations of
      U.S. government
      corporations and
      agencies. . . . .   $  1,991,186  $       746  $    1,135   $  1,990,797
     Foreign
      governments . . .      3,017,691      178,111                  3,195,802
     Corporate  . . . .    512,320,546   58,440,764     183,844    570,577,466
     Mortgage-backed
      securities. . . .         69,877          924                     70,801
                          ------------  -----------  ----------   ------------
Total Fixed
 Maturities . . . . . .   $517,399,300  $58,620,545  $  184,979   $575,834,866
                          ============  ===========  ==========   ============



  Included in net unrealized appreciation (depreciation) of investments are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized appreciation (depreciation) of investments consists of the following:


                                                            1996       1995
                                                           -------  -----------
Net unrealized gains on investments  . . . . . . . . . .   $ 8,213   $372,881
Unrealized gains (losses) on the maturity of forward
 contracts . . . . . . . . . . . . . . . . . . . . . . .    13,665    (76,214)
                                                           -------   --------
                                                           $21,878   $296,667
                                                           =======   ========



  The estimated fair value and amortized cost of bonds classified as held to maturity, by contractual maturity, at December 31, 1996 are shown below.


                                                      ESTIMATED     AMORTIZED
                                                     FAIR VALUE       COST
                                                     -----------  -------------
Due in one year or less  . . . . . . . . . . . . .   $ 3,792,488   $ 3,783,539
Due after one year through five years  . . . . . .     8,714,767     8,791,593
Due after five years through ten years . . . . . .    17,503,330    16,591,186
Due after ten years  . . . . . . . . . . . . . . .       500,000       500,000
                                                     -----------   -----------
  Total  . . . . . . . . . . . . . . . . . . . . .   $30,510,585   $29,666,318
                                                     ===========   ===========

                       NEW ENGLAND LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1996 are shown below.


                                                    AMORTIZED      ESTIMATED
                                                       COST        FAIR VALUE
                                                   ------------  --------------
Due in one year or less  . . . . . . . . . . . .   $              $
Due after one year through five years  . . . . .     23,380,259     23,820,548
Due after five years through ten years . . . . .     51,941,867     51,169,921
Due after ten years  . . . . . . . . . . . . . .    437,402,525    449,244,617
                                                   ------------   ------------
  Subtotal . . . . . . . . . . . . . . . . . . .    512,724,651    524,235,086
Mortgage-backed securities . . . . . . . . . . .         48,759         49,557
                                                   ------------   ------------
  Total  . . . . . . . . . . . . . . . . . . . .   $512,773,410   $524,284,643
                                                   ============   ============



  Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

  ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

  Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1996, the trust held $786,828 of cash and $468,847,351 of bonds and short-term investments, and at December 31, 1995 $487,268,195 of bonds and short-term investments.

  MORTGAGE LOANS

  As of December 31, 1995 the mortgage loan investment was collateralized by industrial property in Baltimore, Maryland.

  ASSETS ON DEPOSIT

  As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $5,884,253 and $6,486,794, respectively.

                       NEW ENGLAND LIFE INSURANCE COMPANY

3. INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

  The sources of investment income are as follows:


                                            1996         1995          1994
                                         -----------  -----------  ------------
Fixed maturities . . . . . . . . . . .   $44,629,921  $39,264,322   $1,597,939
Mortgage loans on real estate  . . . .       110,037      233,974      235,138
Real estate  . . . . . . . . . . . . .        55,149
Policy loans . . . . . . . . . . . . .     3,734,183    2,831,097    1,996,359
Cash, cash equivalents and short-term
 investments . . . . . . . . . . . . .     3,656,448    1,173,815      597,425
Other investment income  . . . . . . .        37,135
                                         -----------  -----------   ----------
Gross investment income  . . . . . . .    52,222,873   43,503,208    4,426,861
Investment expenses  . . . . . . . . .     2,594,530    1,688,133      357,506
                                         -----------  -----------   ----------
Investment income, net . . . . . . . .   $49,628,343  $41,815,075   $4,069,355
                                         ===========  ===========   ==========



  Investment gains (losses), are summarized as follows:


                                            1996         1995          1994
                                         -----------  ------------  -----------
Fixed maturities . . . . . . . . . . .   $15,467,124  $21,981,201    $(64,090)
Other  . . . . . . . . . . . . . . . .       512,143       (1,295)          9
                                         -----------  -----------    --------
Investment gains (losses), net . . . .   $15,979,267  $21,979,906    $(64,081)
                                         ===========  ===========    ========



  Proceeds from the sales of bonds classified as available for sale during 1996, 1995 and 1994 were $275,008,306, $518,416,727 and $13,127,940 respectively.
During 1996, 1995 and 1994, respectively, gross gains of $19,109,340, $22,557,997 and $77,319, and gross losses of $3,878,497, $576,796, and $141,409 were realized on those sales.

  Proceeds from the call of direct issue bonds classified as held to maturity during 1996, 1995 and 1994 were $5,290,796, $0, and $0, respectively. During 1996, 1995 and 1994, respectively, gross gains of $236,280, $0 and $0, and gross losses of $0, $0, and $0 were realized due to prepayment premiums received. There were no sales of fixed maturities classified as held to maturity.

  The unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity and the changes for the corresponding years are summarized as follows:


                                         1996           1995          1994
                                     -------------  -------------  ------------
YEAR ENDED DECEMBER 31
Balance, beginning of year . . . .   $ 26,356,420   $   (669,631)   $ 104,801
  Change in unrealized investment
    gains (losses) . . . . . . . .    (46,851,102)    58,946,561           --
  Effect of adopting SFAS No. 115              --             --     (931,481)
  Change in unrealized investment
    gains (losses) attributable to:
     Deferred policy acquisition
      cost allowances  . . . . . .     12,210,988    (17,883,703)      98,294
     Deferred income tax (expense)
      benefit. . . . . . . . . . .     12,011,067    (14,036,807)      58,755
                                     ------------   ------------    ---------
Balance, end of year . . . . . . .   $  3,727,373   $ 26,356,420    $(669,631)
                                     ============   ============    =========


                       NEW ENGLAND LIFE INSURANCE COMPANY

                                         1996           1995          1994
                                      ------------  -------------  ------------
DECEMBER 31
Balance, end of year, comprises:
  Unrealized investment gains
    (losses) on:
     Fixed maturities . . . . . . .   $11,524,866   $ 58,369,351    $(574,586)
     Other  . . . . . . . . . . . .        (4,327)         2,290         (334)
                                      -----------   ------------    ---------
                                       11,520,539     58,371,641     (574,920)
Amounts of unrealized investment
 gains (loss) attributable to:
  Deferred policy acquisition cost
    allowances. . . . . . . . . . .    (5,755,640)   (17,966,628)     (82,925)
  Deferred income taxes . . . . . .    (2,037,526)   (14,048,593)     (11,786)
                                      -----------   ------------    ---------
Balance, end of year  . . . . . . .   $ 3,727,373   $ 26,356,420    $(669,631)
                                      ===========   ============    =========


  Net unrealized investment gains at December 31, 1996, before deferred Federal income tax, reflects gross unrealized gains of $18,685,941 and gross unrealized losses of $7,174,708.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned is as follows:


                                     1996           1995            1994
                                 -------------  -------------  ----------------
Direct premiums  . . . . . . .   $  2,681,689   $  2,794,103    $     329,113
Reinsurance assumed  . . . . .     67,482,752     69,329,831      402,121,966
Reinsurance ceded  . . . . . .    (32,754,401)   (33,558,199)    (196,351,429)
                                 ------------   ------------    -------------
Net premiums earned  . . . . .   $ 37,410,040   $ 38,565,735    $ 206,099,650
                                 ============   ============    =============



  Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $23,961,773, $22,577,080 and $4,948,808 for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoveries of $0.2 million and $0 million at December 31, 1996 and 1995, respectively.

  A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

5. INCOME TAXES

  Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended.

  NELICO and its eligible subsidiary file a consolidated U. S. income tax return and other subsidiaries file separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

                       NEW ENGLAND LIFE INSURANCE COMPANY

  A summary of income tax expense (benefit) in the consolidated statements of earnings is shown below:


                                       CURRENT      DEFERRED         TOTAL
                                     ------------  ------------  --------------
1996
Federal  . . . . . . . . . . . . .   $ 5,333,391   $(1,531,395)   $ 3,801,996
State and Local  . . . . . . . . .                    (751,407)      (751,407)
                                     -----------   -----------    -----------
Total  . . . . . . . . . . . . . .   $ 5,333,391   $(2,282,802)   $ 3,050,589
                                     ===========   ===========    ===========
1995
Federal  . . . . . . . . . . . . .   $ 5,503,644   $ 6,354,610    $11,858,254
State and Local  . . . . . . . . .                     444,351        444,351
                                     -----------   -----------    -----------
Total  . . . . . . . . . . . . . .   $ 5,503,644   $ 6,798,961    $12,302,605
                                     ===========   ===========    ===========
1994
Federal  . . . . . . . . . . . . .   $(1,960,017)  $ 5,557,870    $ 3,597,853
State and Local  . . . . . . . . .                     590,630        590,630
                                     -----------   -----------    -----------
Total  . . . . . . . . . . . . . .   $(1,960,017)  $ 6,148,500    $ 4,188,483
                                     ===========   ===========    ===========



  Reconciliations of the differences between income taxes computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:


                                        1996          1995           1994
                                    -------------  ------------  --------------
Income before taxes . . . . . . .   $ 12,752,058   $33,068,222    $11,325,231
Income tax rate . . . . . . . . .             35%           35%            35%
                                    ------------   -----------    -----------
Expected income tax expense at
 federal statutory income tax
 rate . . . . . . . . . . . . . .      4,463,220    11,573,878      3,963,831
Tax effect of:
  Change in valuation allowance .    (13,948,000)     (413,000)      (402,850)
  NOL benefit write-off . . . . .     13,012,000            --             --
  State and local income taxes  .       (488,415)      288,828        383,910
  Tax credits . . . . . . . . . .
  Other, net  . . . . . . . . . .         11,784       852,899        243,592
                                    ------------   -----------    -----------
Income Tax Expense (Benefit)  . .   $  3,050,589   $12,302,605    $ 4,188,483
                                    ============   ===========    ===========

                       NEW ENGLAND LIFE INSURANCE COMPANY

  The deferred tax asset or liability recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax asset or liability at December 31, 1996 and 1995 are as follows:


                                                   1996             1995
                                               --------------  ----------------
Deferred tax assets:
  Policyholder liabilities . . . . . . . . .   $  83,303,973    $  69,491,980
  Net operating loss carryforward  . . . . .      12,547,940       13,012,000
  Other  . . . . . . . . . . . . . . . . . .      14,690,260        9,890,697
                                               -------------    -------------
Total gross assets . . . . . . . . . . . . .     110,542,173       92,394,677
  Less valuation allowance . . . . . . . . .                      (13,948,000)
                                               -------------    -------------
Asset, net of valuation allowance  . . . . .     110,542,173       78,446,677
                                               -------------    -------------
Deferred tax liabilities
  Investments  . . . . . . . . . . . . . . .      (2,526,047)      (7,185,868)
  Deferred policy acquisition costs  . . . .    (132,964,603)    (106,477,179)
  Net unrealized capital gains . . . . . . .      (2,037,526)     (14,048,593)
  Other  . . . . . . . . . . . . . . . . . .     (12,477,078)      (5,716,682)
                                               -------------    -------------
Total gross liabilities  . . . . . . . . . .    (150,005,254)    (133,428,322)
                                               -------------    -------------
Net deferred tax liability . . . . . . . . .   $ (39,463,081)   $ (54,981,645)
                                               =============    =============



  The sources of the deferred tax expense (benefit) and their tax effects are as follows:


                                       1996          1995            1994
                                   -------------  ------------  ---------------
Policyholder liabilities . . . .   $(17,818,264)  $(4,109,738)   $(25,551,114)
Net operating loss
 carryforward  . . . . . . . . .        464,060
Deferred policy acquisition
 costs . . . . . . . . . . . . .     21,827,603    13,877,584      32,756,212
Other, net . . . . . . . . . . .     (6,756,201)   (2,968,885)     (1,056,598)
                                   ------------   -----------    ------------
Total  . . . . . . . . . . . . .   $ (2,282,802)  $ 6,798,961    $  6,148,500
                                   ============   ===========    ============



6. EMPLOYEE BENEFIT PLANS

  The Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (together the "Plan") cover substantially all of the Company's employees. Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The net pension cost charged to income in 1996, 1995, and 1994 was $159,000, $150,000, and $145,000, respectively. These amounts are not representative of the net pension cost that can be expected to be charged to income in future years, because substantially all the Company's employees were employed by NEMLICO prior to the merger, and, correspondingly, substantially all net pension cost was incurred by NEMLICO. The amounts of net periodic pension cost disclosed below are more indicative of the net pension cost that will be incurred in future years.


                                      1996           1995            1994
                                  -------------  -------------  ---------------
Service cost  . . . . . . . . .   $  5,761,000   $  4,797,000    $  6,575,000
Interest cost on projected
 benefit obligation . . . . . .     12,489,000     11,012,000      10,590,000
Actual return on assets . . . .    (15,468,000)   (21,221,000)      2,121,000
Net amortization and
 deferrals  . . . . . . . . . .      6,009,000     13,059,000     (10,002,000)
                                  ------------   ------------    ------------
Net periodic pension cost . . .   $  8,791,000   $  7,647,000    $  9,284,000
                                  ============   ============    ============

                       NEW ENGLAND LIFE INSURANCE COMPANY

  The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.5 percent.

  The following information for the plan includes amounts relating to NEMLICO.


                                                     1996            1995
                                                 -------------  ---------------
Actuarial present value of accumulated plan
 benefits. . . . . . . . . . . . . . . . . . .   $133,000,000    $119,000,000
                                                 ============    ============
Projected benefit obligation . . . . . . . . .    182,000,000     168,000,000
                                                 ============    ============
Net assets available for plan benefits . . . .    130,992,000     116,000,000
                                                 ============    ============
Unrecognized prior service cost  . . . . . . .        224,000       3,954,000
                                                 ============    ============
Unrecognized net (loss) from past experience
 difference from that assumed  . . . . . . . .    (37,327,000)    (47,300,000)
                                                 ============    ============
Unamortized transition gains . . . . . . . . .   $  4,015,000    $  5,185,000
                                                 ============    ============



  The weighted average discount rate was 7.5%, 8.0% and 7.5% in 1996, 1995 and 1994, respectively. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit was 5.0% for 1996, 1995 and 1994. Plan assets consist of bonds, stocks, real estate, and insurance contracts and have an assumed long-term rate of return of 8.5% for 1996, 1995 and 1994.

  OTHER POSTRETIREMENT BENEFITS

  In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company.

  The following sets forth the plan's fiscal year end funded status reconciled with amounts reported in the financial statements of MetLife. Subsequent to the merger, substantially all employees covered by the plan are employed by the Company. Accordingly, in future years these disclosures will reconcile to amounts reported on the Company's balance sheet and income statement.


                                                        1996          1995
                                                     -----------  -------------
Accumulated postretirement benefit obligation:
  Retirees . . . . . . . . . . . . . . . . . . . .   $28,566,000   $31,696,000
  Fully eligible active plan participants  . . . .     5,482,000     7,075,000
  All other actives  . . . . . . . . . . . . . . .    11,098,000    14,200,000
                                                     -----------   -----------
Total  . . . . . . . . . . . . . . . . . . . . . .    45,146,000    52,971,000
  plus: unrecognized net gain  . . . . . . . . . .    19,997,000    12,654,000
                                                     -----------   -----------
Accrued postretirement benefit liability . . . . .   $65,143,000   $65,625,000
                                                     ===========   ===========




                                         1996          1995           1994
                                      ------------  ------------  -------------
The components of net postretirement
 benefit cost were:
  Service cost  . . . . . . . . . .   $   876,000   $   876,000    $1,070,000
  Interest cost . . . . . . . . . .     3,183,000     3,768,000     3,926,000
  Amortization of gain  . . . . . .    (1,155,000)   (1,043,000)     (922,000)
                                      -----------   -----------    ----------
Net periodic postretirement benefit
 cost . . . . . . . . . . . . . . .   $ 2,904,000   $ 3,601,000    $4,074,000
                                      ===========   ===========    ==========



  Net periodic postretirement benefit costs for the years ended December 31, 1996 and 1995, includes the cost of benefits earned by active employees, interest cost, gains and losses arising from differences between actuarial

                       NEW ENGLAND LIFE INSURANCE COMPANY
assumptions and actual experience, and amortization of the transition obligation. The discount rate used to determine the net periodic postretirement benefit cost was 7.25%, 8.5% and 8.0% for 1996, 1995 and 1994, respectively. The Company made contributions to the plan of $3,386,000 in 1996, $3,700,000 in 1995 and $3,579,000 in 1994, as claims were incurred.

  The discount rate used to determine the accumulated postretirement benefit obligation was 7.50% and 7.25% as of December 31, 1996 and 1995 respectively. The health care cost trend rate was 8.2% graded to 5.0% over 8 years for 1996, and 8.6% graded to 5.5% over 8 years for 1995. The health care cost trend rate assumption has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

7. LEASES

  LEASE EXPENSE

  The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under non-cancelable leases for 1997 and the succeeding four years are $10,942,951, $10,690,820, $10,919,215, $9,269,160 and $8,686,613, respectively, and
$51,208,079 thereafter. Minimum future sub-lease rental income on these noncancelable leases is $3,202,010, $3,336,379, $3,336,379, $3,336,379 and
$3,336,379 for 1997 and the succeeding four years, respectively, and $16,518,626 thereafter.

8. DEBT

  In 1995, the Company borrowed $25,000,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus .6% per annum payable monthly, 5.7% at December 31, 1996 and 5.8% at December 31, 1995. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value.

  Exeter privately placed $75,118,152 aggregate principal amount, subordinated notes payable (the "Notes"), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000,000. The issue costs of the Notes of $130,000 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870,000. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value.

9. CONTINGENCIES

  The Company has no contingent liabilities which might materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect.

                       NEW ENGLAND LIFE INSURANCE COMPANY

10. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses consisted of the following:


                                      1996           1995            1994
                                  -------------  -------------  ---------------
Compensation costs  . . . . . .   $ 36,172,270   $ 23,629,621    $ 18,807,641
Commissions . . . . . . . . . .     51,616,356     37,476,445      37,220,361
Debt expense  . . . . . . . . .      6,261,153      5,658,756              --
Amortization of policy
 acquisition costs  . . . . . .     29,390,090     32,664,723      23,130,743
Capitalization of policy
 acquisition costs  . . . . . .    (98,016,252)   (65,850,148)    (63,779,884)
Rent expense, net of sub-lease
 income of $119,272,
 $0 and $0  . . . . . . . . . .      3,060,243      1,609,487       1,288,197
Other . . . . . . . . . . . . .    122,559,161     75,701,177      67,058,781
                                  ------------   ------------    ------------
Total . . . . . . . . . . . . .   $151,043,021   $110,890,061    $ 83,725,839
                                  ============   ============    ============



11. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.


                                                     CARRYING      ESTIMATED
                                                      VALUE        FAIR VALUE
                                                   ------------  --------------
DECEMBER 31, 1996:
Assets
  Fixed Maturities . . . . . . . . . . . . . . .   $553,950,961   $554,795,228
  Policy loans . . . . . . . . . . . . . . . . .     76,262,779     76,262,779
  Short-term investments . . . . . . . . . . . .    156,559,460    156,559,460
  Cash and cash equivalents  . . . . . . . . . .     49,147,342     49,147,342
  Separate Account Assets  . . . . . . . . . . .    192,632,348    192,632,348
Liabilities
  Policyholder account balances  . . . . . . . .      6,269,574      6,031,664
  Other policyholder funds . . . . . . . . . . .      2,071,162      2,071,162
  Short and long-term debt . . . . . . . . . . .     84,056,337     84,056,337
  Separate Account Balances  . . . . . . . . . .    208,269,567    192,632,348

DECEMBER 31, 1995:
Assets
  Fixed Maturities . . . . . . . . . . . . . . .   $612,385,484   $612,711,339
  Mortgage loans . . . . . . . . . . . . . . . .      2,210,153      2,210,153
  Policy loans . . . . . . . . . . . . . . . . .     58,210,498     58,210,498
  Short-term investments . . . . . . . . . . . .     20,828,254     20,828,254
  Cash and cash equivalents  . . . . . . . . . .     35,129,015     35,129,015
  Separate Account Assets  . . . . . . . . . . .     39,701,263     39,701,263
Liabilities
  Policyholder account balances  . . . . . . . .      2,582,913      2,382,538
  Other policyholder funds . . . . . . . . . . .      2,353,586      2,353,586
  Short and long-term debt . . . . . . . . . . .     79,347,546     79,347,546
  Separate Account Balances  . . . . . . . . . .     42,297,885     39,701,263

                       NEW ENGLAND LIFE INSURANCE COMPANY

  For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 96 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1996 and 71 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

  The estimated fair value of short and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

12. STATUTORY FINANCIAL INFORMATION

  The Interpretation and Standard required life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect of all adjustments of initially applying the Interpretation and Standard has been presented as an adjustment to the 1994 opening balance of equity. The components of such adjustments are as follows:


January 1, 1994:
  NELICO Historical  . . . . . . . . . . . . . . . . . . . . .    $ 94,378,654
  Other Subsidiaries Combined Historical . . . . . . . . . . .      13,965,944
                                                                  ------------
                                                                   108,344,598
  Adjustments to GAAP for life insurance companies:
     Future policy benefits and policyholder account
      balances . . . . . . . . . . . . . . . . . . . . . . . .     (92,581,713)
     Deferred policy acquisition costs . . . . . . . . . . . .     197,723,446
     Deferred federal income taxes . . . . . . . . . . . . . .     (28,204,895)
     Valuation of investments  . . . . . . . . . . . . . . . .         116,100
     Statutory investment valuation reserves . . . . . . . . .         206,448
     Statutory interest maintenance reserve  . . . . . . . . .          75,672
     Other, net  . . . . . . . . . . . . . . . . . . . . . . .      (1,901,741)
                                                                  ------------
  Equity . . . . . . . . . . . . . . . . . . . . . . . . . . .    $183,777,915
                                                                  ============

                       NEW ENGLAND LIFE INSURANCE COMPANY

  The following reconciles statutory net income and statutory surplus and reflects the corporate reorganization described in Note 1 determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.


                                         YEARS ENDED DECEMBER 31,
                               ---------------------------------------------
                                   1996            1995             1994
                               --------------  --------------  ----------------
Statutory net income
 (loss)  . . . . . . . . . .   $ (46,020,586)  $     374,833    $ (56,208,918)
Adjustments to GAAP for life
 insurance companies:
  Future policy benefits and
    policyholders account
    balances . . . . . . . .     (41,173,515)     (9,616,060)     (51,901,361)
  Deferred policy acquisition
    costs. . . . . . . . . .      68,626,162      45,823,425      128,219,002
  Deferred Federal Income
    taxes. . . . . . . . . .       2,282,802      (6,798,961)      (6,148,500)
  Statutory interest
    maintenance reserve  . .         231,011            (744)            (221)
  Other, net . . . . . . . .      25,755,595      (9,016,876)      (6,823,254)
                               -------------   -------------    -------------
Net GAAP Earnings  . . . . .   $   9,701,469   $  20,765,617    $   7,136,748
                               =============   =============    =============
Statutory surplus  . . . . .   $ 355,853,248   $ 203,373,628    $ 142,727,150
Adjustments to GAAP for life
 insurance companies:
  Future policy benefits and
    policyholders account
    balances . . . . . . . .    (195,272,649)   (154,099,134)    (144,483,074)
  Deferred policy acquisition
    costs. . . . . . . . . .     434,636,395     353,809,245      325,859,523
  Deferred Federal Income
    taxes. . . . . . . . . .     (40,185,081)    (55,200,949)     (34,365,181)
  Valuation of investments .      11,502,988      58,062,684          114,109
  Statutory interest
    maintenance reserve  . .         305,720          74,707           75,451
  Statutory investment
    valuation reserves . . .       3,334,658         372,954          137,202
  Surplus notes  . . . . . .     (58,910,797)    (54,210,173)     (49,870,000)
  Receivables from
    reinsurance
    transactions . . . . . .      26,029,575              --               --
  Other, net . . . . . . . .      13,127,635       2,320,160        2,973,051
                               -------------   -------------    -------------
GAAP Equity  . . . . . . . .   $ 550,421,692   $ 354,503,122    $ 243,168,231
                               =============   =============    =============



13. RELATED PARTY TRANSACTIONS

  Prior to the merger NELICO operated under a service agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger, the Company has entered into a Service Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain Administered Contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger of NEMLICO and MetLife and those policies and contracts defined in the Service Agreement as Transition Policies which were sold by the Company's field force post-merger.

  The Company charged MetLife $88,043,274 including accruals for administrative services on NEMLICO administered contracts for the period of September 1, 1996 through December 31, 1996. Prior to the merger, the Company paid $62,643,521 to NEMLICO for administrative services on variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In 1995, the Company paid $50,875,006 to NEMLICO for administrative services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

  In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,557,626. MetLife also made non-cash capital contributions of home-office properties of $10,301,481, socially-responsible investments with a book value

                       NEW ENGLAND LIFE INSURANCE COMPANY
of $11,916,278, furniture, equipment and leasehold improvements of $27,816,216 and a cash contribution of $128,412,170. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000,000.

  In 1995, NEMLICO made a non-cash capital contribution to NELICO of publicly-traded debt securities and private-placement obligations with an estimated fair value of $54,028,223. NELICO received cash contributions from NEMLICO of $8,215,000 and $11,648,000 in 1995 and 1994, respectively.

  The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building which it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid $780,160 for lease payments to MetLife for 1996.

  Commissions earned by NES from sales of New England Funds (NEF) shares, a subsidiary of MetLife, amounted to $14,791,000 in 1996. Included in accrued income at December 31, 1996, were amounts receivable for assets-based commissions from NEF totaling $226,000. In 1996, NES earned asset based income of $7,605,000 on average assets of approximately $3.5 billion under management with NEF.

  Exeter has a privately-placed subordinated notes payable to MetLife for $58,910,797 at December 31, 1996 and $54,210,173 at December 31, 1995.

  On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,216,703 which included principal of $2,203,774, and interest of $12,929.

  Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or
(2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

  Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the statutory balance sheet of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations, surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Variable Life Insurance Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Variable Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.



                                 COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the information in the penultimate paragraph under
"Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Pension and Annuity Company:

We have audited the statutory balance sheet of New England Pension and Annuity Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995, and the related statutory statements of operations and surplus, and cash flows for each of the two years in the period ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using SAP, presented fairly, in all material respects the financial position of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 financial statements is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the financial position of New England Pension and Annuity Company as of December 31, 1995, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of New England Pension and Annuity Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.



                                 COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 6, 1996, except for the information in the penultimate paragraph under
"Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

April 23, 1996


                          INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Shareholder of
Exeter Reassurance Company, Ltd.

We have audited the statutory balance sheet of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995 and the related statutory statements of operations and surplus, and cash flows for the year then ended. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statutory financial statements have been prepared in conformity with The Insurance Act 1978, amendments thereto and related regulations and are not intended to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above (and not included herein) do not present fairly in conformity with U.S. GAAP, the financial position of Exeter Reassurance Company, Ltd. as of December 31, 1995, or the results of its operations or its cash flows for the year then ended. In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the financial condition of Exeter Reassurance Company, Ltd. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with the Insurance Act 1978, amendments thereto and related regulations.


COOPERS & LYBRAND
CHARTERED ACCOUNTANTS

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New England Securities Corporation:

We have audited the consolidated statement of financial condition of New England Securities Corporation as of December 31, 1995, and the related consolidated statements of operations, shareholder's equity, and cash flows for the year then ended. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the consolidated financial position of New England Securities Corporation as of December 31, 1995, and the consolidated results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                 COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 9, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of TNE Advisers, Inc.:

We have audited the balance sheet of TNE Advisers, Inc. as of December 31, 1995, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of TNE Advisers, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, and for the period August 26, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.



                                 COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 29, 1996

March 14, 1996


                          INDEPENDENT AUDITORS' REPORT

To The Shareholders of
Newbury Insurance Company, Limited

We have audited the accompanying balance sheets of Newbury Insurance Company, Limited as of December 31, 1995, and the related statements of earnings and retained earnings and cash flows for each of the two years in the period ended December 31, 1995 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The provision for losses incurred but not reported is calculated in the manner described in note 3b). We have not reviewed the underlying information used in the calculation of the provision and therefore we have been unable to determine whether the provisions for the years ended December 31, 1995 and 1994 are adequate, deficient or excessive.

In our opinion, except for the effects of such adjustments, if any, that might have been determined to be necessary had we been able to assess fully the matter described in the preceding paragraph, the financial statements referred to above (and not included herein) present fairly, in all material respects, the financial position of Newbury Insurance Company, Limited as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 and 1994, in conformity with accounting principles generally accepted in the United States of America.


COOPERS & LYBRAND
CHARTERED ACCOUNTANTS

                                    PART II

                              RULE 484 UNDERTAKING

  Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable survivorship life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.@@

     The prospectus consisting of 138 pages.

     The undertaking to file reports.@

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.


     The signatures.

     Written consents of the following persons:
           H. James Wilson, Esq. (see Exhibit 3(i) below)

           Rodney J. Chandler, F.S.A., M.A.A.A. (see Exhibit 3(ii) below) Sutherland, Asbill & Brennan, L.L.P.
                (see Exhibit 6 below)
           Independent Auditors (see Exhibit 11 below)

     The following exhibits:

     1.A.   (1)    January 31, 1983 resolution of the Board of Directors of
                    NEVLICO**
            (2)    None

       (3)  (a)        Distribution Agreement between NEVLICO and NELESCO*
            (b)   (i)  Form of Contract between NEVLICO and its General
                        Agents+++
                 (ii)  Form of contract between NEVLICO and its Agents+++
            (c)        Commission Schedule for Policies@@
            (d)        Form of contract among NES, TNE, NEVLICO and other
                        broker dealers++
       (4)             None
       (5)  (a)        Specimen of Policy, including Application@
            (b)        Riders to Policy@

       (6)  (a)        Amended and restated Articles of Incorporation and
                        amended and restated By-Laws of NELICO####

       (7)             None

       (8)             None

       (9)             None
 2.                    See Exhibit 1.A.(5)
 3.   (i)              Opinion and Consent of H. James Wilson, Esquire@@

     (ii)              Opinion and Consent of Rodney J. Chandler F.S.A.,
                        M.A.A.A.

 4.                    None
 5.                    Inapplicable

 6.                    Consent of Sutherland, Asbill & Brennan, L.L.P.
 7.                    Powers of Attorney####

 8.                    Notice of Withdrawal Right for Policies@@

 9.                    Inapplicable
10.                    Inapplicable
11.                    Consent of Independent Auditors

12.                    Schedule for computation of performance quotations+

13.   (i)              Consolidated memorandum describing certain procedures,
                        filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii)#

      (ii) Addendum to Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-3(T)(b)(12)(iii)###
14.    (i)  Participation Agreement among Variable Insurance Products Fund,
             Fidelity Distributors Corporation and New England Variable Life Insurance Company++++
      (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company##
     (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company##

27.         Financial Data Schedule



---------

   * Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 2-82838, filed July 28, 1983.

  ** Incorporated herein by reference to the Variable Account's Form S-6
     Registration Statement, File No. 2-82838, filed April 4, 1983.

   + Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 33-19540, filed April 28, 1989.

  ++ Incorporated herein by reference to the Variable Account's Form S-6
     Registration Statement, File No. 33-52050, filed September 16, 1992.

 +++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed January 12, 1993.

++++ Incorporated herein by reference to the Variable Account's Form S-6
     Registration Statement, File No. 33-64170, filed June 9, 1993.

    @ Incorporated herein by reference to the Variable Account's Form S-6
     Registration Statement, File No. 33-66864, filed August 9, 1993.

  @@ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864 filed January 6, 1994.

   # Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 28, 1995.

  ## Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

 ### Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed April 26, 1996.

#### Incorporated herein by reference to the Variable Account's Form S-6
     Registration Statement, File No. 333-21767, filed February 13, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 1997.

                            New England Variable Life Separate Account
                                (Registrant)

                            By: New England Life Insurance Company
                                (Depositor)

                            By: /s/ Chester R. Frost
                                ----------------------
                                   Chester R. Frost
                                   Senior Vice President and Treasurer

Attest:

/s/ Marie C. Swift
---------------------
   Marie C. Swift

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 1997.




(Seal)                                New England Life Insurance Company


Attest: /s/ Marie C. Swift            By: /s/ Chester R. Frost
        ------------------                --------------------
        Marie C. Swift                    Chester R. Frost
                                          Senior Vice President and Treasurer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 1997.




       *                               Chairman, President and
------------------                     Chief Executive Officer
Robert A. Shafto


       *                                      Director
------------------
Susan C. Crampton


       *                              Senior Vice President and
------------------                           Treasurer,
Chester R. Frost                      Chief Accounting Officer


       *                                      Director
-------------------
Edward A. Fox


       *                                      Director
------------------
George J. Goodman


       *                                      Director
------------------
Paul E. Gray


       *                                      Director
------------------
Evelyn E. Handler


       *                                      Director
------------------
Philip K. Howard


       *                                      Director
------------------
Harry P. Kamen

       *                                             Director
-----------------------
Terence Lennon


       *                                             Director
-----------------------
Bernard A. Leventhal


       *                                             Director
-----------------------
Thomas J. May


       *                                             Director
-----------------------
Stewart G. Nagler


       *                                   Executive Vice President and
-----------------------                      Chief Financial Officer
Robert E. Schneider


       *                                             Director
-----------------------
Rand N. Stowell


       *                                             Director
-----------------------
Alexander B. Trowbridge


                                      By: /s/ Anne M. Goggin
                                          ---------------------
                                          Anne M. Goggin, Esq.
                                            Attorney-in-fact



* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997.

                                  EXHIBIT LIST

                                                                 SEQUENTIALLY
EXHIBIT NUMBER                      TITLE                       NUMBERED PAGE*
--------------                      -----                       --------------
   3. (ii)      Opinion and Consent of Rodney J. Chandler,
                F.S.A., M.A.A.A.

   6.           Consent of Sutherland, Asbill & Brennan,
                L.L.P.

  11.           Consent of the Independent Auditors

  27.           Financial Data Schedule


---------
* Page numbers inserted on manually-signed copy only.